                                  OFFICE LEASE




                                     between




                              OAIC Bush Street, LLC
                      a Delaware limited liability company



                                   as Landlord




                                       and



                                 Xoom.com, Inc.,
                             A Delaware corporation




                                    as Tenant



THE SUBMISSION OF THIS DOCUMENT FOR EXAMINATION, NEGOTIATION AND/OR SIGNATURE DOES NOT CONSTITUTE AN OFFER TO LEASE. THIS DOCUMENT SHALL NOT BE BINDING AND IN EFFECT AGAINST EITHER PARTY UNTIL AT LEAST ONE COUNTERPART, DULY EXECUTED BY LANDLORD AND TENANT, HAS BEEN RECEIVED BY LANDLORD AND TENANT.

                                TABLE OF CONTENTS


                                                                                                               PAGE
1.       DEFINITIONS.............................................................................................1
2.       LEASE TERM; CONDITION OF PREMISES.......................................................................1
3.       8TH AND 9TH FLOORS......................................................................................2
4.       RENTAL..................................................................................................3
5.       ADDITIONAL RENT FOR EXPENSES AND REAL ESTATE TAXES......................................................5
6.       USE....................................................................................................10
7.       SERVICES...............................................................................................11
8.       TENANT REMEDIES........................................................................................14
9.       IMPOSITIONS PAYABLE BY TENANT..........................................................................15
10.      ALTERATIONS............................................................................................16
11.      LIENS..................................................................................................18
12.      REPAIRS; CONDITION OF PREMISES.........................................................................19
13.      DESTRUCTION OR DAMAGE..................................................................................19
14.      INSURANCE..............................................................................................21
15.      WAIVER OF SUBROGATION..................................................................................23
16.      INDEMNIFICATION........................................................................................24
17.      COMPLIANCE WITH LEGAL REQUIREMENTS.....................................................................24
18.      ASSIGNMENT AND SUBLETTING..............................................................................25
19.      RULES; NO DISCRIMINATION...............................................................................29
20.      ENTRY BY LANDLORD......................................................................................29
21.      EVENTS OF DEFAULT......................................................................................30
22.      TERMINATION UPON DEFAULT...............................................................................31
23.      CONTINUATION AFTER DEFAULT.............................................................................32
24.      OTHER RELIEF...........................................................................................32
25.      LANDLORD'S RIGHT TO CURE DEFAULTS......................................................................32
26.      LANDLORD DEFAULT.......................................................................................32
27.      ATTORNEYS' FEES........................................................................................33
28.      EMINENT DOMAIN.........................................................................................33
29.      SUBORDINATION AND NONDISTURBANCE.......................................................................33
30.      NO MERGER..............................................................................................34


                                                   -i-

                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                                                               PAGE

31.      AMENDMENTS.............................................................................................34
32.      ESTOPPEL CERTIFICATE...................................................................................34
33.      NO LIGHT, AIR, OR VIEW EASEMENT........................................................................34
34.      HOLDING OVER...........................................................................................34
35.      SECURITY DEPOSIT.......................................................................................35
36.      WAIVER.................................................................................................37
37.      NOTICES AND CONSENTS...................................................................................37
38.      COMPLETE AGREEMENT.....................................................................................37
39.      CORPORATE AUTHORITY....................................................................................37
40.      STORAGE SPACE..........................................................................................38
41.      NO CONSEQUENTIAL DAMAGES...............................................................................38
42.      MISCELLANEOUS..........................................................................................38
43.      ABANDONMENT............................................................................................39
44.      AMERICANS WITH DISABILITIES ACT AND SIMILAR ACTS.......................................................39
45.      EXHIBITS...............................................................................................39
46.      LANDLORD'S LIABILITY; SALE OF BUILDING.................................................................39
47.      NAME OF BUILDING AND SIGNAGE...........................................................................40
48.      HAZARDOUS SUBSTANCE DISCLOSURE.........................................................................41
49.      REAL ESTATE BROKERS....................................................................................43
50.      NOTICE TO MORTGAGEE; FINANCIAL STATEMENT...............................................................43
51.      OPTION TO EXTEND.......................................................................................43
52.      RIGHT OF FIRST REFUSAL.................................................................................46
53.      PARKING................................................................................................47
54.      BICYCLE PARKING........................................................................................48
55.      INTERNAL FIRE STAIRS...................................................................................48
56.      DEDICATED ELEVATOR.....................................................................................48
57.      YEAR 2000..............................................................................................48


                                  OFFICE LEASE
                             BASIC LEASE INFORMATION

Lease Execution Date:      August 13, 1999


         The Lease Execution Date shall be the date upon which the Lease is fully executed by both parties. Upon Lease execution by Landlord, Landlord shall promptly send a copy of the fully executed Lease to Tenant by facsimile, followed by overnight delivery of a complete, fully executed original Lease.


Landlord:         OAIC Bush Street, LLC, a Delaware limited liability company


Tenant:           Xoom.com, Inc., a Delaware corporation


Building (Section 1(a)):  225 Bush Street, San Francisco, California


Premises (Section 1(b)):

         Suite 800 on the entire 8th floor of the Building (the "8th Floor") Suite 900 on the entire 9th floor of the Building (the "9th Floor") Suite 1200 on the entire 12th floor of the Building (the "12th Floor") Suite 1300 on the entire 13th floor of the Building (the "13th Floor") Suite 1900 on the entire 19th floor of the Building (the "19th Floor") Suite 2000 on the entire 20th floor of the Building (the "20th Floor") Suite 2100 on the entire 21st floor of the Building (the "21st Floor") Suite 2200 on the entire 22nd floor of the Building (the "22nd Floor")

Rentable Area of Premises (Section 1(b)):

         25,233 rentable square feet on the 8th floor
         26,042 rentable square feet on the 9th floor
         26,041 rentable square feet on the 12th floor
         26,034 rentable square feet on the 13th floor
         24,157 rentable square feet on the 19th floor
         22,123 rentable square feet on the 20th floor
         18,751 rentable square feet on the 21st floor
         18,314 rentable square feet on the 22nd floor

         The total rentable square footage for the Premises is 186,695 rentable square feet.


                                        III

         The Premises rentable square footage was measured based upon ANSI/BOMA Z65.1-1996 standards, except for the 22nd floor which calculation excludes the exterior loggia area for the purposes of this Lease. Landlord and Tenant have agreed to the Premises rentable square footage for all purposes and said square footage will not be revised during the entire term of the Lease, including all Extension Periods.

Term Commencement Date (Section 2(a)):

         (1) The Term Commencement Date for the 19th Floor shall be on or before September 1, 1999 (the "19th Floor Term Commencement Date").

         (2) The Term Commencement Date for the 12th Floor and 13th Floor shall be the earlier of twenty-six (26) weeks after the Lease Execution Date, plus days attributable to Landlord Delays and Force Majeure Events, or substantial completion of the Tenant Work and Base Building Work on the 12th and 13th Floor (the "12th and 13th Floor Term Commencement Date"). The estimated 12th and 13th Floor Term Commencement Date is February 4, 2000 (the "Estimated 12th and 13th Floor Term Commencement Date").

         (3) The Term Commencement Date for the 20th Floor and 21st Floor shall be the earlier of twenty-six (26) weeks after the Lease Execution Date, plus days attributable to Landlord Delays and Force Majeure Events, or substantial completion of the Tenant Work and Base Building Work on the 20th Floor and 21st Floor (the "20th and 21st Floor Term Commencement Date"). The estimated 20th and 21st Floor Term Commencement Date is February 4, 2000 (the "Estimated 20th and 21st Floor Term Commencement Date").

         (4) The Term Commencement Date for the 22nd Floor shall be the earlier of fourteen (14) months after the Lease Execution Date, plus days attributable to Landlord Delays and Force Majeure Events, or upon substantial completion of the Tenant Work and Base Building Work on the 22nd Floor (the "22nd Floor Term Commencement Date"). The estimated 22nd Floor Term Commencement Date is October 15, 2000 (the "Estimated 22nd Floor Term Commencement Date").

         (5) The Term Commencement Date for the 8th Floor and 9th Floor shall be as set forth in Section 3 of the Lease.


Term Expiration Date (Section 2(a)): The last day of the month, one hundred twenty (120) months after the 20th and 21st Floor Term Commencement Date.


                                    IV

Base Monthly Rental (Section 3(a)):

----------------------------------------------------------------------------------------
 FLOOR OF PREMISES              YEARS(2) 1-5:                     YEARS 6-10
----------------------------------------------------------------------------------------
     8th Floor                 $73,596.25/mo.                   $79,904.50/mo.
                          $883,155/an. ($35.00(1))         $958,854/an. ($38.00(1))
----------------------------------------------------------------------------------------
     9th Floor                 $75,955.83/mo.                   $82,466.33/mo.
                          $911,470/an. ($35.00(1))         $989,596/an. ($38.00(1))
----------------------------------------------------------------------------------------
     12th Floor                $80,293.08/mo.                    $84,633.25/mo.
                         $963,517.00/an. ($37.00(1))     $1,015,599.00/an. ($39.00(1))
----------------------------------------------------------------------------------------
     13th Floor                $80,271.50/mo.                   $84,610.50/mo.
                         $963,258.00/an. ($37.00(1))     $1,015,326.00/an. ($39.00(1))
----------------------------------------------------------------------------------------
     19th Floor                $74,484.08/mo.                   $78,510.25/mo.
                         $893,809.00/an. ($37.00(1))       $942,123.00/an. ($39.00(1))
----------------------------------------------------------------------------------------
     20th Floor                $73,743.33/mo.                   $82,961.25/mo.
                         $884,920.00/an. ($40.00(1))       $995,535.00/an. ($45.00(1))
----------------------------------------------------------------------------------------
     21st Floor                $62,503.33/mo.                   $70,316.25/mo.
                         $750,040.00/an. ($40.00(1))       $843,795.00/an. ($45.00(1))
----------------------------------------------------------------------------------------
     22nd Floor                $67,151.33/mo.                   $70,203.67/mo.
                         $805,816.00/an. ($44.00(1))       $842,444.00/an. ($46.00(1))
----------------------------------------------------------------------------------------
       Total:                  $587,998.73/mo.                  $633,606.00/mo.
                             $7,055,985.00/an.                 $7,603,272.00/an.
----------------------------------------------------------------------------------------


(1)  Per rentable square, per annum.
(2)  Years shall be measured from the 20th and 21st Floor Term Commencement Date


Base Expense Year (Section 1(c)):   2000

Base Tax Year (Section 1(d)):       2000


                                      V

Tenant's Expense Share (Section 5(a)):      33.62%

Tenant's Expense Share by floor of the Premises shall be

         4.54% for the 8th Floor
         4.69% for the 9th Floor
         4.69% for the 12th Floor
         4.69% for the 13th Floor
         4.35% for the 19th Floor
         3.98% for the 20th Floor
         3.38% for the 21st Floor
         3.30% for the 22nd Floor

         Landlord and Tenant agree that Tenant's Expense Share is calculated based upon the Building containing 555,325 rentable square feet ("Building Square Footage").

Tenant's Tax Share (Section 5(a)):  33.62% of the Building

Tenant's Tax Share by floor of the Premises shall be:

         4.54% for the 8th Floor
         4.69% for the 9th Floor
         4.69% for the 12th Floor
         4.69% for the 13th Floor
         4.35% for the 19th Floor
         3.98% for the 20th Floor
         3.38% for the 21st Floor
         3.30% for the 22nd Floor


         Landlord and Tenant agree that Tenant's Tax Share is calculated based upon the Building Square Footage (as defined above).

Security Deposit (Section 35):      Upon full execution of the Lease: a Letter
                                    of Credit in the amount of $4,500,000
                                    subject to reduction and/or return to the Tenant in accordance with the terms of
                                    Section 35 of this Lease


Tenant's Address
for Notices (Section 37):

Prior to 19th Floor Term Commencement Date:

         Xoom.com, Inc.
         300 Montgomery Street, Suite 300


                                     VI

         San Francisco, California 94104
         Attn: Director of Operations and Administration
         Phone: (415) 288-2500
         Fax: (415) 288-2580

After the 19th Floor Term Commencement Date:

         Xoom.com, Inc.
         225 Bush Street, Suite ____
         San Francisco, California 94104
         Attn: Director of Operations and Administration
         Phone: (415)_________________________
         Fax: (415)___________________________
         [blanks to be completed on occupancy]

Landlord's Address
for Notices (Section 37)

         OAIC Bush Street, LLC
         c/o Ocwen Capital Corporation
         1675 Palm Beach Lakes Boulevard
         The Forum, Suite 511
         West Palm Beach, FL  33401
         Attn:    Secretary
         Phone:   (561) 682-8517
         Fax:     (561) 682-8177

         with a copy to:

         OAIC Bush Street, LLC
         c/o Ocwen Capital Corporation
         1675 Palm Beach Lakes Boulevard
         The Forum
         West Palm Beach, FL  33401
         Attn:    Real Estate Asset Management Department
         Phone:   (561) 682-8275
         Fax:     (561) 682-8163


                                       VII
         with a copy to:

         Jones Lang LaSalle
         225 Bush Street, Suite 770
         San Francisco, California  94104
         Attn:    Property Manager
         Phone:   (415) 835-0225
         Fax:     (415) 835-0222



Exhibit(s) and Addendum (Section 45):

         Exhibit A:  Floor Plan
         Exhibit B:  Rules and Regulations
         Exhibit C:  Work Letter
         Exhibit D:  Commencement Date Memorandum
         Exhibit E:  Tenant Estoppel
         Exhibit F:  Subordination, Attornment and Non-Disturbance Agreement

Real Estate Brokers (Section 49): Mark Rosen of Rosen and Reynolds for Tenant and Angus Scott and Richard Dougherty of Grubb & Ellis for Landlord.

The provisions of the Lease identified above in parentheses are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

TENANT:                                 LANDLORD:

Xoom.com, Inc.                          OAIC Bush Street, LLC,
a Delaware corporation                  a Delaware limited liability company

By: /s/ Chris Kitze                     By:  /s/ Gregory Breskin
   -----------------------------           ---------------------------------
Name:   Chris Kitze                     Name:    Gregory Breskin
     ---------------------------             -------------------------------
Its:    Chairman                        Its:     Vice President
    ----------------------------            --------------------------------


By: /s/ John Harbottle                  By:     /s/ Christine Reich
   -----------------------------           ---------------------------------
Name:   John Harbottle                  Name:       Christine Reich
     ---------------------------             -------------------------------
Its:    CFO                             Its:        President
    ----------------------------            --------------------------------


                                            VIII

                                 OFFICE LEASE

         THIS LEASE, dated August 13, 1999, for purposes of reference only, is made and entered into by and between OAIC Bush Street, LLC, a Delaware limited liability company ("Landlord"), and Xoom.com, Inc., a Delaware corporation ("Tenant").

                                  WITNESSETH:

         Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the premises described in Section 1(b) below for the term and subject to the terms, covenants, agreements and conditions hereinafter set forth, to each and all of which Landlord and Tenant hereby mutually agree.

         1. DEFINITIONS. Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified:

                  (a) The term "Building" shall mean the building or buildings described in the Basic Lease Information, and the parcel or parcels of land on which such building or buildings are situated, together with all other improvements and other real property located on such parcel or parcels, including without limitation the garage, as well as any property interest in the area of the streets bounding the parcel described in the Basic Lease Information, and all other improvements on or appurtenances to said parcel or said streets.

                  (b) The term "Premises" shall mean the portion of the Building located on the floors specified in the Basic Lease Information which is shown crosshatched on the floor plan(s) attached to this Lease as EXHIBIT A. Landlord and Tenant agree that the Premises consist of the number of square feet of rentable area set forth in the Basic Lease Information. All the outside walls and windows of the Premises and any space in the Premises used for shafts, stacks, pipes, conduits, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof and access thereto through the Premises for the purposes of operation, maintenance and repairs, are reserved to Landlord.

                  (c) The term "Base Expense Year" shall mean the calendar year specified in the Basic Lease Information as the Base Expense Year.

                  (d) The term "Base Tax Year" shall mean the calendar year specified in the Basic Lease Information as the Base Tax Year.

         2.       LEASE TERM; CONDITION OF PREMISES.

                  (a) The Lease term (the "Lease Term") shall commence for the respective floors of the Premises on the Term Commencement Dates specified in the Basic Lease Information, as modified by the terms of the Lease and the Work Letter attached hereto as Exhibit C (the "Work Letter"), and unless ended sooner as herein provided, shall expire on the Term Expiration Date specified in the Basic Lease Information.

                  (b) Tenant and Landlord shall construct or install in the Premises the improvements to be constructed or installed pursuant to the Work Letter. Landlord shall own all of said initial improvements to be constructed or installed pursuant to the Work Letter as of the Term Commencement Date for each respective floor in the Premises.

                  (c) If Landlord for any reason whatsoever cannot deliver possession of the Premises to Tenant on the respective Premises Delivery Date (as defined in Exhibit C), this Lease shall not be void or voidable, no obligation of Tenant shall be affected hereby and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom.

         3.       8TH AND 9TH FLOORS.

                  (a) In connection with the 8th floor (the "8th Floor") and 9th floor (the "9th Floor") in the Building, Landlord shall give written notice to Tenant upon the current 8th and 9th Floor tenant's vacation of the 8th and 9th Floors (the "Availability Notice"). In no event shall Landlord give Tenant the Availability Notice prior to January 1, 2000. Tenant shall have thirty (30) days after Landlord provides the Availability Notice (the "Availability Notice Period") to give Landlord written notice that (i) Tenant desires to build out the 8th and/or 9th Floors for Tenant's use ("Tenant Build Out"), or (ii) Tenant desires to sublet the 8th and/or 9th Floor to a third party sublessee and build out the 8th and 9th Floors accordingly ("Sublessee Build Out"). Tenant shall have the right to pursue a Tenant Build Out or a Sublessee Build Out on either the 8th Floor or 9th Floor and is not required to elect the same build out for both of said floors. If Tenant fails to deliver written notice during the Availability Notice Period, Tenant shall be deemed to have elected a "Sublessee Build Out" for both the 8th Floor and 9th Floor. Each and every provision of this Lease and Exhibit C shall apply to a Tenant Build Out or Sublessee Build Out, except as provided to the contrary in this Section or in Exhibit C.

                  (b) In the case of a Tenant Built Out on the 8th Floor and/or 9th Floor, as applicable, (i) Tenant shall be entitled to a Tenant Improvement Allowance in Section 5 of Exhibit C of Forty Dollars ($40.00) per square foot of rentable area for the 8th Floor ($1,009,320) and/or Forty Dollars ($40.00) per square foot of rentable area for the 9th Floor ($1,041,680), (ii) as required in Section 1(a) of Exhibit C, Tenant shall deliver an initial draft of the Space Plan for the 8th Floor and/or 9th
Floor, as applicable, after the end of the Availability Notice Period,
(iii) the Premises Delivery Date (as defined in Exhibit C), in Section 2(c) of Exhibit C, for the 8th Floor and/or 9th Floor, as applicable, shall be on or before six (6) weeks after the end of the Availability Notice Period, as extended by any Force Majeure Events and/or Landlord Delay, and (iv) the Term Commencement Date for the 8th Floor and/or 9th Floor ("8th Floor Term Commencement Date" and/or "9th Floor Term Commencement Date" as applicable) shall be twelve (12) weeks after the Premises Delivery Date. In addition to the definition of Landlord Delay in EXHIBIT C, for purposes of this Section 3, every day after January 1, 2000 until the date on which Landlord delivers the Availability Notice to Tenant shall be considered a Landlord Delay.

                  (c) In the case of a Sublessee Build Out on the 8th Floor and/or 9th Floor, as applicable, (i) Tenant shall be entitled to an initial Tenant Improvement Allowance in Section 5 of Exhibit C of up to and including Five Dollars ($5.00) per square foot of rentable area for the 8th Floor ($126,165) and/or up to and including Five Dollars ($5.00) per square foot of rentable area for the 9th Floor ($130,210), (ii) as required in Section 1(a) of Exhibit C, Tenant shall deliver an initial draft of the Space Plan for the 8th Floor and/or 9th Floor, as applicable, after the end of the Availability Notice Period,
(iii) the Premises Delivery Date, in Section 2(c) of Exhibit C, for the
8th Floor and/or 9th Floor, as applicable, shall be the date that Landlord receives written notice from the Tenant electing a Sublessee Build Out, but in no event later than the expiration of the Availability Notice Period, and
(iv) the Term Commencement Date for the 8th Floor and/or 9th Floor
("8th Floor Term Commencement Date" and/or "9th Floor Term Commencement Date" as applicable) shall be March 1, 2000, as extended by any Force Majeure Events and/or Landlord Delay.

                  (d) In the event that Tenant elects a Sublessee Build Out pursuant to this Section for either the 8th Floor and/or 9th Floor, Tenant shall have the option, exercisable upon written notice to Landlord ("Additional Build Out Notice"), to further build out the 8th Floor and/or 9th Floor, as applicable for Tenant's use ("Additional Tenant Build Out"). In connection therewith, Tenant shall be entitled to a total Tenant Improvement Allowance in Section 5 of Exhibit C of Forty Dollars ($40.00) per square foot of rentable area for the 8th Floor ($1,009,320) and/or ($40.00) per square foot of rentable area for the 9th Floor ($1,041,680), less the amount of the Tenant Improvement Allowance expended during the Sublessee Build Out of the 8th Floor and/or 9th Floor, as applicable. Notwithstanding anything to the contrary contained herein, during the last twenty-four (24) months of the original Lease Term, Tenant shall not be entitled to an any additional Tenant Improvement Allowance from Landlord in connection with an Additional Tenant Build Out. In the event that Tenant exercises the option contained in this
Section 3(d) Tenant shall deliver an initial draft of the Space Plan for the tenant improvements to be constructed on the 8th Floor and/or 9th Floor, as applicable, as required in Section 1(a) of Exhibit C after the Additional Build Out Notice, and (ii) the parties agree that Landlord shall be required to complete any remaining Base Building Work (as defined in Exhibit C) at the time of the Additional Build Out.

                  (e) If the Tenant elects the Sublessee Build Out, Tenant shall be entitled to a credit against the 8th Floor Base Monthly Rental and 9th Floor Base Monthly Rental (collectively, "Rent Credit") in the amount of three dollars ($3.00) per rentable square foot per year until the earlier of (i) the nineteenth (19th) month after the 8th Floor Term Commencement Date and/or the 9th Floor Term Commencement Date, as applicable, or (ii) eighteen (18) weeks after the Additional Build Out Notice.

         4.       RENTAL.

                  (a) Commencing on the respective Rent Commencement Dates, as defined below, with respect to each floor of the Premises and thereafter through the remainder of the Lease Term, Tenant shall pay to Landlord throughout the Lease Term as basic monthly rental for the Premises the sum specified for each floor of the Premises in the Basic Lease Information as the Base Monthly Rental. As additional rent hereunder during such period, Tenant shall pay to Landlord the additional rent described in
Section 5 below. Base Monthly Rental and additional rent payable pursuant to Section 5 shall be collectively referred to herein as "monthly rental." As used herein the "Rent Commencement Date" for each floor of the Premises shall mean the Term Commencement Date for each respective floor of the Premises as set forth in the Basic Lease Information. Landlord and Tenant hereby agree to confirm the Rent Commencement Date and Term Commencement Date for each floor of the Premises promptly after the Term Commencement Date for each floor of the Premises, by executing and delivering to each other a Commencement Date Memorandum in conformance with EXHIBIT D attached hereto, but failure to do so shall not affect the Rent Commencement Date, Term Commencement Date or Lease Term.

                  (b) Monthly rental shall be paid to Landlord on or before the Rent Commencement Date and on or before the first day of each and every successive calendar month thereafter during the term hereof. In the event the Rent Commencement Date is on a day other than the first day of a calendar month or the Lease Term ends on a day other than the last day of a calendar month, the monthly rental for the first and last fractional months hereof shall be appropriately prorated.

                  (c) All sums of money due from Tenant hereunder not specifically characterized as rental shall constitute additional rent, and if any such sum is not paid when due it shall nonetheless be collectible as additional rent with the next installment of monthly rental thereafter falling due, but nothing contained herein shall be deemed to suspend or delay the payment of any sum of money at the time it becomes due and payable hereunder, or to limit any other remedy of Landlord.

                  (d) Tenant hereby acknowledges that late payment by Tenant to Landlord of monthly rental will cause Landlord to incur costs not contemplated by this Lease, the exact amounts of which will be difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any encumbrances covering the Building and the Premises. Accordingly, if any installment of monthly rental shall not be received by Landlord prior to the expiration of any applicable grace period described in
Section 21(a), Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount; provided that, on not more than two
(2) occasions in any consecutive twelve (12) month period Tenant may be up to five (5) days late in the payment of monthly rental after written notice from Landlord; provided further that, if monthly rental is not paid when due three
(3) times during any Lease Year, then thereafter Tenant shall not be entitled to any grace period, and such late charge shall be assessed on any monthly rental not paid by 5:00 p.m. on the date due. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant based on the circumstances existing as of the date of this Lease. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

                  (e) Any amount due from Tenant, if not paid when first due, shall bear interest from the date first due until paid at an annual rate of thirteen percent (13%) (but in no event in excess of the maximum rate of interest permitted by law), provided that interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant to the extent such interest would cause the total interest to be in excess of that legally permitted. Payment of interest shall not excuse or cure any default hereunder by Tenant.

                  (f) Subject to the provisions of Section 21(a) below, all payments due from Tenant to Landlord shall be paid to Landlord, without notice, demand, deduction or offset, in lawful money of the United States of America in immediately available funds or by good check as described below and unless otherwise instructed, addressed to the Property Manager at the address set forth in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate by notice to Tenant. Payments made by check must be drawn either on a California financial institution or on a financial institution that is a member of the federal reserve system. Notwithstanding the foregoing, Tenant may make any payments due to Landlord by wire transfer and said payments shall be considered received by Landlord upon receipt into Landlord's bank account.

         5.       ADDITIONAL RENT FOR EXPENSES AND REAL ESTATE TAXES.

                  (a) For purposes of this Section 5, the following terms shall have the meanings hereinafter set forth:

                           (i)      "Tenant's Tax Share" and "Tenant's
Expense Share" mean the percentage figures so specified in the Basic Lease Information.

                           (ii)     "Tax Year" means each twelve (12)
consecutive month period commencing January 1st of each year during the Lease Term, including, without limitation, any partial year during which the Lease may commence; provided that Landlord, upon notice to Tenant, may change the Tax Year from time to time to any other twelve (12) consecutive month period and, in the event of any such change, Tenant's Tax Share of Real Estate Taxes shall be adjusted for the Tax Year involved in any such change.

                           (iii)    "Real Estate Taxes" means all taxes,
assessments (whether general or special), levies, excises, fees and charges of any kind whatsoever, ordinary or extraordinary, unforeseen as well as foreseen, assessed, imposed or levied upon or with respect to the Building or any part thereof or any personal property of Landlord used in the operation thereof, or Landlord's interest in the Building or such personal property. Real Estate Taxes shall include, without limitation: all general real property taxes and general and special assessments, charges, fees, or assessments for transit, housing, police, fire, or other governmental services or purported benefits to the Building or the occupants thereof, service payments in lieu of taxes, business taxes, and any tax, fee, or excise on the act of entering into this Lease or any other lease of space in the Building, or on the use or occupancy of the Building or any part thereof, or on the rent payable under any lease or in connection with the business of renting space in the Building, or any gross receipt taxes or excise taxes that are now or hereafter levied or assessed against Landlord by the United States of America, the State of California or any political subdivision thereof, public corporation, district, or any other political or public entity, and shall also include any other tax, fee, charge or other excise, however described, that may be levied or assessed as a substitute for, or as an addition to, in whole or in part, any other Real Estate Taxes, whether or not now customary or in the contemplation of the parties on the date of this Lease. Real Estate Taxes shall not include taxes assessed solely upon and/or paid by other tenants in the Building, franchise, transfer, inheritance or capital stock taxes or income taxes measured by the net income of Landlord from all sources unless, due to a change in the method of taxation, any of such taxes is levied or assessed against Landlord as a substitute for, or as an addition to, in whole or in part, any other tax that would otherwise constitute a Real Estate Tax. Real Estate Taxes shall also include legal fees, costs, and disbursements incurred in connection with proceedings to contest, determine, or reduce Real Estate Taxes.

                           (iv)     "Expense Year" means each twelve (12)
consecutive month period commencing January 1st of each year during the Lease Term, including, without any limitation, any partial year during which the Lease may commence; provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period and, in the event of any such change, Tenant's Expense Share of Expenses shall be adjusted for the Expense Years involved in any such change.

                           (v)      "Expenses" means the total costs and
expenses paid or incurred by Landlord in connection with the ownership, management, operation, maintenance and repair of the Building, including, without limitation: (i) the cost of air conditioning, electricity, steam, water, sewer, heating, mechanical, telephone, ventilating, escalator and elevator systems and all other services and utilities; (ii) the cost of repairs and replacements and all labor and material costs related thereto, and the cost of general maintenance, cleaning and service contracts and the cost of all supplies, tools and equipment required in connection thereof;
(iii) the cost of the Building delivery and messenger service; (iv) the cost incurred by Landlord for all insurance carried on the Building or in connection with the use and/or occupancy thereof and the amount of any deductible on uninsured loss (earthquake insurance shall either be included in the base year Expenses calculation or, if earthquake insurance is not so included in the base year Expenses calculation, and Landlord in the future desires to carry earthquake insurance, only that portion of the earthquake insurance cost as represents the reasonable increase in the cost of such earthquake insurance over an imputed base year cost shall be included as an Expense); (v) wages, salaries, payroll taxes and other labor costs and employee benefits for employees up to and including the level of Building manager; (vi) management fees, which shall not exceed the market range for such fees; (vii) fees, charges and other costs of all independent contractors engaged by Landlord, including those providing janitorial, window cleaning, security, extermination, rubbish removal, planting and other services;
(viii) accounting and legal expenses and the costs of other professionals and consultants; (ix) Landlord's share of any shared expenses under any reciprocal easement agreement or similar document; (x) depreciation on personal property, including, without limitation, carpeting in public corridor and common areas and window coverings provided by Landlord; (xi) the rental paid for offices in the Building for the property manager and related management and operations personnel; (xii) the cost of any capital improvements made to the Building, or capital assets acquired by Landlord, after completion of the Building's construction that are (A) a labor-saving or energy saving device or to enhance the health and safety of the public (including tenants) or to effect other economies in the operation or maintenance of the Building to the extent of the actual savings, enhancement or effect on other economies, or (B) made to the Building after the date of this Lease that are required under any governmental law or regulation or insurance carrier that was not applicable to the Building at the time that permits for the construction thereof were obtained; provided that the total cost of said improvements or assets that shall be included in the Expenses calculation shall not exceed Three Hundred Thousand Dollars ($300,000) during any Expense Year; (C) to the extent that the cost of any such improvement or asset is less than One Hundred Thousand Dollars ($100,000.00), provided that the total cost of said improvements or assets that shall be included in the Expenses calculation shall not exceed Two Hundred Thousand Dollars ($200,000) during any Expense Year, or (D) which improvements or assets have a useful life of five (5) years or less (and the cost of which is not otherwise included in Expenses pursuant to this Section 5(a)(v)), so long as the amortized amount under this subsection (D) above that is included in the Expenses calculation for any Expense year, when combined with the costs under subsection (C), shall not exceed Two Hundred Thousand Dollars ($200,000); the costs pursuant to this subsection 5(a)(v)(xii) (other than those described in clause (C) above) are to be amortized over such period as Landlord shall determine (including, without limitation, with respect to any improvements which result in cost savings with respect to the Building, such period as would allow Landlord to amortize the improvements to the extent of such cost savings in any year or to any greater extent deemed appropriate to Landlord, together with interest on the unamortized balance at the rate of ten percent (10%) per annum or such higher rate as may have been paid by Landlord on funds borrower for the purpose of constructing such capital improvements (GAAP shall be used to determine if an item is an expense or a capital expenditure); (xiii) the amortized cost of the Transit Impact Development Fee of the City and County of San Francisco; (xiv) the cost of contesting the validity or applicability of any governmental enactments which may affect operating expenses; (xv) license, permit and inspection fees and charges; (xvi) sales, use and excise taxes on goods and services purchased by Landlord in connection with the operation, maintenance or repair of the Building and building systems and equipment; (xvii) supplies, tools, materials and equipment used in connection with the operation, maintenance or repair of the Building; (xviii) painting the exterior or the public or common areas of the Building and the cost of maintaining the sidewalks, landscaping and other common areas of the Building; and (xiv) any other expenses and costs of any kind whatsoever incurred in connection with the ownership, management, operation, maintenance and repair of the Building. Expenses shall not include Real Estate Taxes, the cost of tenant improvements, real estate broker's commissions, or interest or principal payments on loans which are secured by a deed of trust or mortgage encumbering the Building.

                  Actual Expenses for both the Base Expense Year and each subsequent Expense Year shall be adjusted to equal Landlord's reasonable estimate of the Expenses had the total area of the Building been occupied for each such Expense Year. Landlord and Tenant acknowledge and agree that certain costs of the ownership, management, operation maintenance and repair of the Building may be allocated exclusively to a single component of the Building (for example, and without limitation, to an office area, a retail area or a parking facility) and certain of such costs may be allocated among such components. The determination of such costs and their allocation shall be made by Landlord in Landlord's reasonable discretion. To the extent costs and expenses described above relate to both the Building and other property, such costs and expenses shall, in determining the amount of Expenses, be allocated as Landlord may determine to be appropriate.

                  Notwithstanding anything to the contrary in the definition of Expenses, Expenses shall not include:

                           (i)      Depreciation (except as provided in
Section 5(a)(v)(x) above), interest, or amortization on mortgages payments;

                           (ii)     Leasing commissions, attorney's fees and
other costs and expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Building;

                           (iii)    Advertising and promotional expenditures
related to leasing tenant space in the Building;

                           (iv)     Costs incurred with respect to the
installation of tenant improvements made for new tenants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating space leased by or exclusively available to other tenants or other occupants of the Building;

                           (v)      Expenses, costs, and disbursements
relating to, or arising directly or indirectly from, the testing for or analysis, handling, removal, treatment, disposal, remediation, or replacement of asbestos or asbestos-containing materials, lead or Hazardous Materials in, on, around, beneath, or from the Building;

                           (vi)     To the extent that retail tenants in the
Building are separately metered or separately billed, the cost of electricity, chilled and hot water for heating and cooling air, and janitorial service for such retail tenants in their premises and in excess of standard water service to retail tenants in the Building;

                           (vii)    Cost for public art (including, without
limitation, paintings and sculptures); and

                           (viii)   Expenses, to the extent reimbursed by
third parties; and

                           (ix)     Any sales, mortgage or other brokerage
commissions in connection with the sale of financing of the Building.

                  (b) Tenant shall pay to Landlord as additional rent one twelfth (1/12) of Tenant's Tax Share of increases in the Real Estate Taxes for each Tax Year or portion thereof during the Lease Term after the Base Tax Year when compared to Real Estate Taxes for the Base Tax Year (the "Tax Increases"), in advance, on or before the first day of each month during such Tax Year, in an amount estimated by Landlord in a writing delivered to Tenant. Landlord may revise such estimates from time to time and Tenant will thereafter make payments on the basis of such revised estimates.

                  (c) Tenant shall pay to Landlord as additional rent one twelfth (1/12) of Tenant's Expense Share of increases in the Expenses for each Expense Year or portion thereof during the Lease Term after the Base Expense Year when compared to Expenses for the Base Expense Year (the "Expense Increases"), in advance, on or before the first day of each month during such Expense Year, in an amount estimated by Landlord in a writing delivered to Tenant. Landlord may revise such estimates from time to time and Tenant will thereafter make payments on the basis of such revised estimates.

                  (d) With reasonable promptness after the expiration of each Expense Year and Tax Year after the Base Expense Year and Base Tax Year, including, without limitation, the Expense Year and Tax Year during which this Lease terminates, Landlord will furnish Tenant with a statement (herein called "Landlord's Expense Statement" and "Landlord's Tax Statement"), prepared by Landlord or its accountant, setting forth in reasonable detail the Expenses and Real Estate Taxes for each such Expense Year and Tax Year and Tenant's Expense Share of the Expense Increases and Tenant's Tax Share of the Tax Increases, which statement shall be conclusive and binding upon Tenant, subject to Section 5(e). If the total of Tenant's Expense Share of the Expense Increases for any such Expense Year as set forth in Landlord's Expense Statement exceeds the total estimated payments for Expense Increases paid by Tenant for such Expense Year, Tenant shall pay to Landlord (whether or not this Lease has terminated) the difference between the total amount of estimated payments paid by Tenant with respect to Expense Increases and the total of Tenant's Expense Share of the actual Expense Increases within thirty
(30) days after the receipt of Landlord's Expense Statement. If the total amount paid by Tenant for any such Expense Year shall exceed Tenant's Expense Share of the actual Expense Increases for such Expense Year, such excess shall be credited against the next installment of Expenses Increases due from Tenant to Landlord hereunder. If this Lease has terminated and no amounts are due or are to become due to Landlord from Tenant hereunder, any excess shall be paid to Tenant by check within thirty (30) days after such final determination of the actual Expenses. If the total of Tenant's Tax Share of the Tax Increases for any Tax Year as set forth in Landlord's Tax Statement exceeds the total estimated payments for Tax Increases paid by Tenant for such Tax Year, Tenant shall pay to Landlord (whether or not this Lease has terminated) the difference between the total amount of estimated payments paid by Tenant with respect to Tax Increases and the total of Tenant's Tax Share of the actual Tax Increases within thirty (30) days after the receipt of Landlord's Tax Statement. If the total amount paid by Tenant for any such Tax Year shall exceed Tenant's Tax Share of the actual Tax Increases for such Tax Year, such excess shall be credited against the next installment of Tax Increases due from Tenant to Landlord hereunder. If this Lease has terminated and no amounts are due or are to become due to Landlord from Tenant hereunder, any excess shall be paid to Tenant by check within thirty (30) days after such final determination of the actual Tax Increases. Notwithstanding anything to the contrary contained herein, in the event that the Expenses for any subsequent Expense Year are less than Expenses for the Base Expense Year or in the event that the Real Estate Taxes for any subsequent Tax Year are less than the Real Estate Taxes for the Base Tax Year, Tenant shall not be entitled to a credit against any Base Monthly Rental or other sums payable by Tenant hereunder or to a payment from Landlord to Tenant with respect thereto. Notwithstanding anything to the contrary contained herein, in no event shall Tenant pay for Real Estate Taxes or Expenses attributable to the period prior to the commencement of the Lease

Term and following the Term Expiration Date, as the same may be extended pursuant to the terms of the Lease.

                  (e) Tenant shall have the right, during the nine (9) month period following delivery of a Landlord's Expense Statement or a Landlord's Tax Statement, at Tenant's sole cost, to review in Landlord's offices Landlord's records of Expenses or Real Estate Taxes for the subject calendar year. Such review shall be carried out only by regular employees of Tenant or by a major national accounting firm and not by any other third party. No person conducting such an audit shall be compensated on a "contingency" or other incentive basis. If, as of the end of the ninth (9th) month after delivery to Tenant of a Landlord's Expense Statement or a Landlord's Tax Statement, Tenant shall not have delivered to Landlord an objection statement (as defined below), then such Landlord's Expense Statement or Landlord's Tax Statement shall be final and binding upon Landlord and Tenant, and Tenant shall have no further right to object thereto or to obtain any further review or accounting thereof, all of which rights Tenant expressly waives. If within such nine (9) month period, Tenant delivers to Landlord a written statement specifying objections to such Landlord Expense Statement or Landlord's Tax Statement (an "objection statement"), then Tenant and Landlord shall meet to attempt to resolve such objection within ten (10) days after delivery of the objection statement. If such objection is not resolved within such ten (10) day period, then either party shall have the right to require that the dispute be submitted to binding arbitration under the rules of the American Arbitration Association. Notwithstanding that any such dispute remains unresolved, Tenant shall be obligated to pay when billed Landlord all amounts payable in accordance with this Section 5 (including any disputed amount). If such dispute results in an agreement or an arbitrator's determination that Tenant is entitled to a refund, Landlord shall, at its option, either pay such refund or credit the amount thereof to the monthly rental next becoming due from Tenant, or if the Lease has terminated, pay Tenant such refund of credit within thirty (30) days.

                  (f) If any of the respective Rent Commencement Dates or Term Expiration Date of the term shall occur on a date other than the first or last day, respectively, of a Tax Year and/or Expense Year, then Tenant's Tax Share of the Tax Increases and/or Tenant's Expense Share of Expense Increases for the year in which the Rent Commencement Date or Term Expiration Date occurs shall be prorated based on a 365 day year , but shall remain subject to adjustment based on receipt of information after the Term Expiration Date.

         6.       USE.

                  (a) The Premises shall be used for general business and professional office purposes only and for no other purpose without the prior written consent of Landlord, which consent may be granted or denied in Landlord's absolute discretion. Tenant shall not do or permit to be done in or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or would in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall not do or permit anything to be done in or about the Premises which would in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purposes, nor shall Tenant cause, maintain or permit any nuisance or waste in, on or about the Premises.

                  (b) Tenant shall not cause or permit the storage, use, generation, release, or disposal (collectively, "Handling") of any Hazardous Materials (as defined below), in, on, or about the Premises or the Building by Tenant or any agents, employees, contractors, licensees, subtenants, customers, guests or invitees of Tenant (collectively with Tenant, "Tenant Parties"), except that Tenant shall be permitted to use normal quantities of office supplies or products (such as copier fluids or cleaning supplies) customarily used in the conduct of general business office activities ("Common Office Chemicals"), providing that the Handling of such Common Office Chemicals shall comply at all times with all Hazardous Materials Laws (as defined below). Notwithstanding anything to the contrary contained herein, however, in no event shall Tenant permit any usage of Common Office Chemicals in a manner that may cause the Premises or the Building to be contaminated by any Hazardous Materials or in violation of any Hazardous Materials Laws. Tenant's obligations under this Section shall survive the expiration or other termination of this Lease. For purposes of this Section "Hazardous Materials" means any explosive, radioactive materials, hazardous wastes, or hazardous substances, including without limitation, asbestos and asbestos containing materials ("ACMs"), PCBs, CFCs, or substances defined or regulated as hazardous substances or hazardous materials in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601-9657; the Hazardous Materials Transportation Act of 1975, 42 U.S.C. Section 1001-1012; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901-6987; or any other federal, state or local law, ordinance or regulation. "Hazardous Materials Laws" shall mean all federal, state, and local laws, ordinances and regulations defining, regulating, restricting or otherwise governing the storage, use, generation, release or disapproval of Hazardous Materials.

                  (c)      Tenant shall immediately furnish Landlord with any
(i) notices received from any insurance company or governmental agency or inspection bureau regarding any unsafe or unlawful conditions within the Premises, and (ii) notices or other communications sent by or on behalf of Tenant to any person relating to environmental laws or hazardous substances.

         7.       SERVICES.

                  (a) Landlord shall maintain the public and common areas of the Building, including the lobbies, stairs, internal fire-stairs, elevators, corridors and rest rooms (with hot water), windows, mechanical, plumbing and electrical equipment, and the roof, external walls, foundations and the structure itself in reasonably good order and condition except for damage occasioned by the acts of Tenant, its employees, agents, contractors or invitees, which damage shall be repaired by Landlord at Tenant's expense. Tenant shall, at all times, have access to the Building, the Premises and, for those individuals with monthly parking rights, the garage, twenty four
(24) hours a day, seven (7) days a week during the Lease Term , and the utilities and services described in this Section shall be available to Tenant twenty four (24) hours a day, seven (7) days a week. Landlord hereby agrees that it shall do all of the foregoing in a manner consistent with the standards for other comparable first class office buildings in the financial district of San Francisco north of Market Street ("Comparable Buildings").

                  (b)      Landlord shall furnish the Premises with
(1) electricity for lighting and the operation of customary office machines in an amount normally used for ordinary office use, (2) heat to the extent reasonably required for the comfortable occupancy by Tenant in its use of the Premises during the period from 7 a.m. to 6 p.m. on weekdays (except holidays) ("Building Hours"), or such shorter period as may be prescribed by any applicable policies or regulations adopted by any utility or governmental agency, (3) elevator service, (4) lighting replacement (for building standard lights), (5) restroom supplies, (6) window washing with reasonable frequency, and (7) lobby attendant services and janitor service during the times and in the manner that such services are customarily furnished in comparable buildings; provided that, Landlord shall not be required to maintain any HVAC system service to the Tenant's server room and Tenant shall be required to maintain said service to Tenant's server room. Landlord hereby agrees that it shall furnish said services to the Building in a manner consistent with the standards for such services provided to other Comparable Buildings.

                  (c) Landlord may establish reasonable measures to conserve energy, including but not limited to, automatic switching off of lights after hours, so long as such measures do not unreasonably interfere with Tenant's use of the Premises. Except to the extent due to Landlord's or Landlord's agents', employees' or contractors' gross negligence or willful misconduct, Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated, or this Lease terminated, by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, (ii) failure to furnish or delay in furnishing any such services or the making of necessary repairs or improvements to the Premises or to the Building, or (iii) the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other utilities serving the Premises or the Building, nor, in any event, shall any such matter constitute or be construed as a constructive eviction. Tenant hereby waives the provisions of California Civil Code Section 1932(1) or any other applicable existing or future law, ordinance or governmental regulation permitting the termination of this Lease due to such failure or interruption. Landlord shall use reasonable diligent efforts to remedy any interruption in the furnishing of such services. In the event any governmental authority or public utility promulgates or revises any law, ordinance, rule or regulation, or issues mandatory controls or voluntary controls relating to the use or conservation of energy, water, gas, light or electricity, the reduction of automobile or other emissions, or the provision of any other utility or service (collectively "Controls"), or in the event Landlord is required or elects to make alterations to the Premises or the Building in order to comply with such mandatory or voluntary Controls, Landlord may, in its discretion, take any reasonably appropriate action to comply with such Controls or make such alterations to the Premises and/or Building related thereto. Such compliance and the making of such alterations shall not entitle Tenant to any abatement of rent, constitute an eviction of Tenant, constructive or otherwise, or impose upon Landlord any liability whatsoever, including but not limited to, liability for consequential damages or loss of business by Tenant. In carrying out such compliance and alterations, Landlord shall use its reasonable efforts to minimize any disruptions to Tenant's business in the Premises.

                  (d) Landlord shall provide twenty-four (24) hour security service (either manned or electronic), comparable to other Comparable Buildings, three hundred sixty-five (365) days per year. The parties acknowledge that safety and security devices, services and programs provided by Landlord, if any, while intended to deter crime and ensure safety, may not in given instances prevent theft or other criminal acts, or ensure safety of persons or property. The risk that any safety or security device, service or program may not be effective, or may malfunction, or be circumvented by a criminal, is assumed by Tenant with respect to Tenant's property and interests, and Tenant shall obtain insurance coverage to the extent Tenant desires protection against such criminal actions and other losses, as further described in this Lease. Tenant agrees to cooperate in any reasonable safety or security program developed by Landlord or required by law. Tenant, at Tenant's sole cost and expense, may install a security system in the Premises, including an electronic, magnetic card or similar door access system, provided that said electric, magnetic card or similar door access system complies with all applicable codes, regulations and law and provided that Landlord shall have the right to approve any such system. In the event that Landlord installs an electronic, magnetic or similar door system, Landlord shall use reasonable efforts to inform Tenant about said system and discuss and compare said system with any similar system of Tenant's; provided that, said information and discussion shall in no way increase Landlord's responsibility or obligations with respect to the security of the Building or Premises.

                  (e) Whenever heat-generating equipment or lighting other than building standard lights are used in the Premises by Tenant in excess of ordinary office use, Landlord shall have the right, after notice to Tenant, to install supplementary air conditioning facilities in the Premises or otherwise modify the ventilating and air conditioning system serving the Premises, and the cost of such facilities and modifications shall be borne by Tenant.

                  (f) Landlord makes no representation to Tenant regarding the adequacy or fitness of the heating or ventilation equipment in the Building to maintain temperatures that may be required for, or because of, any of Tenant's equipment which uses other than the fractional horsepower normally required for office equipment, and Landlord shall have no liability for loss or damage suffered by Tenant or others in connection therewith. Landlord shall provide up to five (5) watts of electrical current per rentable square foot, exclusive of lighting and life safety systems (the "Electrical Allowance"); provided, however, (i) without Landlord's consent, Tenant shall not install, or permit the installation, in the Premises of any type of equipment or machines which will increase Tenant's use of electric current in excess of that which Landlord is obligated to provide hereunder (provided the foregoing shall not preclude the use of personal computers or similar office equipment); (ii) if Tenant shall require electric current in excess of the Electrical Allowance, Landlord may condition its consent upon Tenant's payment of the cost of installing and providing any additional facilities required to furnish such excess power to the Premises and upon the installation in the Premises of electric current meters to measure the amount of electric current consumed, in which latter event Tenant shall pay for the cost of such meter(s) and the cost of installation, maintenance and repair thereof, as well as for all excess electric current consumed at the rates charged by the applicable local public utility, plus a reasonable amount to cover the additional expenses incurred by Landlord in keeping account of the electric current so consumed; (iii) if Tenant's increased electrical requirements materially affect the temperature level in the Premises or the Building, Landlord's consent may be conditioned upon Tenant's requirement to pay such amounts as will be incurred by Landlord to install and operate any machinery or equipment necessary to restore the temperature level to that otherwise required to be provided by Landlord, including but not limited to the cost of modifications to the air conditioning system, if any, in other parts of the Building. Landlord shall not, in any way, be liable or responsible to Tenant for any loss or damage or expense which Tenant may incur or sustain if, for any reasons beyond Landlord's reasonable control, either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. Tenant covenants that at all times its use of electric current shall never exceed the capacity of the feeders, risers or electrical installations of the Building. If submetering of electricity in the Building will not be permitted under future laws or regulations, the Base Monthly Rental will then be equitably adjusted to include an additional payment to Landlord reflecting the cost to Landlord for furnishing electricity to the Premises. Any amounts which Tenant is required to pay pursuant to this Section shall be payable upon demand by Landlord and shall constitute additional rent.

                  (g) In the event that Landlord, at Tenant's request, provides services to Tenant that are not otherwise provided for in this Lease (including electrical power or heating at times other than Building Hours or in amounts in excess of the Electrical Allowance), Tenant shall pay Landlord's reasonable charges for such services upon billing therefor, including, without limitation, Landlord's then current administrative fee therefor. Currently, the cost for HVAC outside of Business Hours, is approximately sixty dollars ($60) per hour, which cost is subject to adjustment by Landlord from time to time in Landlord's reasonable discretion. Any such request for extra services shall be made not less than twenty-four
(24) hours in advance.

         8.       TENANT REMEDIES.

                  (a) Notwithstanding any contrary provision of this Lease, in the event that there is a water leak into the Tenant's server room, for a reason not caused by the acts of Tenant ("Water Leak"), Tenant shall promptly provide written notice of a Water Leak as set forth in Section 8(c) below ("Water Leak Notice"). If the Water Leak Notice is delivered to Landlord during Building Hours, Landlord shall have four (4) hours to commence curing said Water Leak and shall thereafter diligently pursue such cure to completion using commercially reasonable efforts, subject to Force Majeure Events. If the Water Leak Notice is delivered to Landlord outside of Building Hours, Landlord shall have until the next business day, but in no event longer than eight (8) hours, to commence curing said Water Leak and shall diligently pursue such cure to completion using commercially reasonable efforts, subject to Force Majeure Events. In the event that the Landlord fails to commence the cure of a Water Leak within the applicable cure commencement period as extended by Force Majeure Events, Tenant shall be entitled to undertake such commercially reasonable efforts as are reasonably necessary to cure the Water Leak. Subject to the rights of other tenants in the Building, Tenant shall have the right to enter such portions of the Building as may be reasonably required to effectuate any reasonable cure of such Water Leak, provided that (i) Tenant shall use all reasonable efforts to include the Building manager or Building personnel in connection with the entry into any portions of the Building outside of the Premises, and (ii) Tenant shall repair any damage caused by any such repair activities of Tenant and shall indemnify and hold Landlord harmless from any claims, including any related attorneys fees, by other tenants in the Building for damage to persons or property resulting from such activities of Tenant. Tenant shall be entitled to reimbursement for the sums reasonably expended by Tenant to effectuate such cure within thirty (30) days after submitting a written invoice of said sums to Landlord. If Landlord fails to reimburse Tenant within said thirty (30) days, Tenant shall be entitled to offset said sums from its Base Monthly Rental; provided that, if Landlord disputes the amount of such claim for reimbursement, Landlord shall give Tenant written notice of such dispute prior to the end of such thirty (30) day period in which event Landlord and Tenant shall meet and confer on not less than two (2) occasions (at a mutually agreeable time and place in San Francisco, California) in the ensuing sixty (60) days in an attempt to resolve such dispute and Tenant shall not offset said sums until ninety (90) days after the date of submission of such written invoice. Notwithstanding anything to the contrary contained herein, nothing contained in this subsection or elsewhere in this Lease shall be construed in any way to make Landlord liable to Tenant in any way for a Water Leak which is caused by Force Majeure Events.

                  (b) Notwithstanding any contrary provision of this Lease, in the event that there is a failure in supply of electrical power to the Premises or a telecommunications or data interruption in the Premises, for a reason not caused by the acts of Tenant ("Communication Failure"), Tenant shall promptly provide written notice of a Communication Failure as set forth in Section 8(c) below ("Communication Failure Notice"). If the Communication Failure Notice is delivered to Landlord during Building Hours, Landlord shall have four (4) hours to commence curing said Communication Failure and shall thereafter diligently pursue such cure to completion using commercially reasonable efforts, subject to Force Majeure Events. If the Communication Failure Notice is delivered to Landlord outside of Building Hours, Landlord shall have until the next business day, but in no event longer than eight (8) hours, to commence curing said Communication Failure and shall diligently pursue such cure to completion using commercially reasonable efforts, subject to Force Majeure Events. In the event that the Landlord fails to commence the cure of a Communication Failure within the applicable cure commencement period as extended by Force Majeure Events, Tenant shall be entitled to undertake such commercially reasonable efforts as are reasonably necessary to cure the Communication Failure. Subject to the rights of other tenants in the Building, Tenant shall have the right to enter such portions of the Building as may be reasonably required to effectuate any reasonable cure of such Communication Failure, provided that (i) Tenant shall use all reasonable efforts to include the Building manager or Building personnel in connection with the entry into any portions of the Building outside of the Premises, and (ii) Tenant shall repair any damage caused by any such repair activities of Tenant and shall indemnify and hold Landlord harmless from any claims, including any related attorneys fees, by other tenants in the Building for damage to persons or property resulting from such activities of Tenant. Tenant shall be entitled to reimbursement for the sums reasonably expended by Tenant to effectuate such cure within thirty (30) days after submitting a written invoice of said sums to Landlord. If Landlord fails to reimburse Tenant within said thirty (30) days, Tenant shall be entitled to offset said sums from its Base Monthly Rental; provided that, if Landlord disputes the amount of such claim for reimbursement, Landlord shall give Tenant written notice of such dispute prior to the end of such thirty
(30) day period in which event Landlord and Tenant shall meet and confer on not less than two (2) occasions (at a mutually agreeable time and place in San Francisco, California) in the ensuing sixty (60) days in an attempt to resolve such dispute and Tenant shall not offset said sums until ninety (90) days after the date of submission of such written invoice. Notwithstanding anything to the contrary contained herein, nothing contained in this subsection or elsewhere in this Lease shall be construed in any way to make Landlord liable to Tenant in any way for a Communication Failure which is caused by Force Majeure Events.

                  (c) For purposes of Section 8, during Building Hours, Tenant shall provide written notice to the Building Manager or Building Chief Engineer and outside of Building Hours, Tenant shall provide written notice to the Building Manager, Building Chief Engineer or the Building security guard in the main lobby.

         9. IMPOSITIONS PAYABLE BY TENANT. In addition to the monthly rental and other charges to be paid by Tenant hereunder, Tenant shall pay or reimburse Landlord for any and all of the following items (hereinafter collectively referred to as "Impositions"), whether or not now customary or in the contemplation of the parties hereto: taxes (other than local, state and federal personal or corporate income or franchise taxes measured by the net income of Landlord from all sources), assessments (including, without limitation, all assessments for public improvements, services or benefits, irrespective of when commenced or completed), excises, levies, business taxes, license, permit, inspection and other authorization fees, transit development fees, assessments or charges for housing funds, service payments in lieu of taxes and any other fees or charges of any kind, which are levied, assessed, confirmed or imposed by any public authority, but only to the extent the Impositions are: (a) upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements (b) upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or (c) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises (including any sales, excise or gross receipts tax measured by the rental payable hereunder). In the event that it shall not be lawful for Tenant to reimburse Landlord for the Impositions but it is lawful to increase the monthly rental to take into account Landlord's payment of the Impositions, the monthly rental payable to Landlord shall be revised to net Landlord the same net return without reimbursement of the Impositions as would have been received by Landlord with reimbursement of the Impositions.

         10.      ALTERATIONS.

                  (a) Tenant may make alterations, additions or improvements (collectively, "Alterations") to the Premises or install fixtures in the Premises after first obtaining Landlord's consent, which consent shall not be unreasonably withheld; provided however, that it shall be deemed reasonable for Landlord to withhold its consent if: (a) the cost of the work will exceed Two Hundred Fifty Thousand Dollars ($250,000) (b) a building permit will be required; or (c) if there will be any material modifications to any exterior or structural components of the Building or any of the Building's operating systems, including, without limitation, heating, ventilating, air conditioning, plumbing, electrical, and other operating systems. Notwithstanding the foregoing, Tenant may make any Alterations which are cosmetic (e.g. minor painting, changes of floor coverings or wall coverings, installation of artwork or decorations, etc.), without Landlord's consent being required, provided such cosmetic alterations do not require a building permit and do not effect the exterior of the Building or the structural or mechanical components of the Building. Upon Tenant's written request for Landlord's consent to certain Alterations pursuant to this Section, Landlord shall have thirty (30) days from the date on which Landlord receives all information reasonably required by Landlord for Landlord's review of said request to provide Tenant with notice of Landlord's consent or withholding of consent to Tenant's request (along with a written description of Landlord's reason(s) for withholding of consent, if applicable). In the event that Landlord elects to and has a right to oversee (or cause to be overseen) Tenant's requested Alteration(s), Landlord shall provide Tenant with notice of such election within said thirty (30) day period. In connection with Tenant's request for Landlord's consent under this Lease, Tenant shall pre-pay to Landlord the sum of Two Hundred Fifty Dollars ($250.00) for Landlord's review of applicable documents and plans. Tenant also shall reimburse Landlord for any third-party costs and expenses incurred or to be incurred by Landlord related to such review within ten (10) days of receipt of Landlord's statement therefor. Furthermore, in the event Landlord may elect to oversee, or cause to be overseen, such Alterations, Landlord shall be entitled to receive a fee for such oversight in an amount equal to three (3%) of the cost of such alterations, additions or improvements. Landlord's review and approval of Tenant's plans and specifications for any work performed for or on behalf of Tenant shall not be deemed to be a representation by Landlord that such plans and specifications comply with applicable insurance requirements, building codes, ordinances, laws or regulations including, without limitation, the provisions of the Americans With Disabilities Act, 42. U.S.C. 12101 et seq. and any governmental regulations with respect thereof (the "ADA") and Title 24 of the California Administrative Code ("Title 24"), and other similar federal, state, and local laws and regulations or that the Alterations are constructed in accordance with such plans and specifications or that such plans and specifications will be adequate for Tenant's use. In no event, however, may the Tenant make any Alterations or install fixtures which, in Landlord's reasonable judgment, might adversely affect the structural components of the Building or Building mechanical, utility or life safety systems. At the time such consent is requested, Tenant shall furnish to Landlord a description of the proposed work, an estimate of the cost thereof and such information as shall reasonably be requested by Landlord substantiating Tenant's ability to pay for such work. Landlord, at its sole option, may require as a condition to the granting of such consent to any work costing in excess of Five Hundred Thousand Dollars ($500,000), that Tenant provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1-1/2) times any and all estimated costs of the proposed work, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work. Before commencing any work, Tenant shall give Landlord at least twenty (20) days written notice of the proposed commencement of such work in order to give Landlord an opportunity to prepare, post and record such notice as may be permitted by law to protect Landlord's interest in the Premises and the Building from mechanics' and materialmen's liens. Within a reasonable period following completion of any work for which plans and specifications were required to obtain a building permit for such work, Tenant shall furnish to Landlord "as built" plans showing the changes made to the Premises.

                  (b) All Alterations shall be constructed in a good and workmanlike manner using building standard materials or other new materials of equal or greater. Landlord, to the extent necessary to avoid any disruption to the tenants and occupants of the Building, shall have the right to designate the reasonable times when any such Alterations may be performed (Tenant hereby agrees that it is reasonable for Landlord to require Alterations to be performed on nights and weekends) and to otherwise designate reasonable rules, regulations, and procedures for the performance of work in the Building. Any Alterations to the Premises shall be made by Tenant at Tenant's sole cost and expense, and any contractor, subcontractor or other person selected by Tenant to make the same shall be selected from Landlord's approved bidder list. Tenant's contractor and its subcontractors shall employ union labor to the extent necessary to insure, so far as may be possible, the progress of the Alterations and the performance of any other work or the provision of any services in the Building without interruption on account of strikes, work stoppage or similar causes of delay. All work performed by Tenant shall comply with the laws, rules, orders, directions, regulations and requirements of all governmental entities having jurisdiction over such work including, without limitation, any laws, regulations or requirements respecting asbestos or ACMs, the ADA and Title 24 and shall comply with the rules, orders, directions, regulations and requirements of any nationally recognized board of insurance underwriters. All Alterations shall immediately become Landlord's property and shall remain on the Premises without compensation to Tenant; provided, however, that unless Landlord has previously agreed in writing that an Alteration does not have to be removed by Tenant at the end of the Lease Term, Tenant shall, prior to the end of the Lease Term, at its sole cost and expense, remove the Alterations required to be removed by Landlord and repair and restore the Premises to their condition at the commencement of the Lease Term. At the time that Tenant requests Landlord's consent to an Alteration(s), Tenant may also request and require that Landlord determine whether said Alteration(s) must be removed by Tenant at the end of the Lease Term. If so requested by Tenant, Landlord shall provide notice to Tenant of the Alteration(s) that Tenant is required to remove at the end of the Lease Term simultaneous with Landlord's consent to said Alteration(s), if Landlord's consent is given. In the event that Landlord determines that an Alteration(s) must be removed by Tenant at the end of the Lease Term, Tenant shall remove said Alteration(s) at Tenant's sole cost and expense and repair and restore the Premises to their condition prior to said Alteration.

                  (c) Tenant may, in a manner consistent with the provisions of this Lease, install, maintain, replace, remove or use any communications or computer wires, cables, and related devices (collectively, the "Lines") at the Building in or serving the Premises, provided: (i) Tenant shall obtain Landlord's prior written consent, which consent may be conditioned as reasonably required by Landlord, (ii) if Tenant at any time uses any equipment that may create an electromagnetic field exceeding the normal insulation ratings of ordinary twisted pair riser cable or cause radiation higher than normal background radiation, the Lines therefor (including riser cables) shall be appropriately insulated to prevent such excessive electromagnetic fields or radiation, and (iii) Tenant shall pay all costs in connection therewith. Landlord reserves the right to require that Tenant remove any Lines which are installed in violation of these provisions. Landlord may (but shall not have the obligation to): (i) install new Lines at the Property, and (ii) create additional space for Lines at the Property, and
(iii) adopt reasonable and uniform rules and regulations with respect to Lines.

         Notwithstanding anything to the contrary contained in this Lease, Landlord reserves the right to require Tenant to remove any or all Lines installed by or for Tenant within or serving the Premises upon the Expiration Date or earlier termination of this Lease. Tenant shall not, without the prior written consent of Landlord in each instance, grant to any third party a security interest or lien in or on the Lines, and any such security interest or lien granted without Landlord's written consent shall be null and void. Except to the extent arising from the gross negligence or intentional acts of Landlord, Landlord or Landlord's agents or employees, Landlord shall have no liability for damages arising from, and Landlord does not warrant that Tenant's use of any Lines will be free from the following (collectively "Line Problems"): (i) any eavesdropping or wire-tapping by unauthorized parties, or (ii) any failure of any lines to satisfy Tenant's requirements. Except to the extent arising from the Landlord's breach of Section 21(b) of this Lease, or the gross negligence or intentional acts of Landlord or Landlord's agents or employees, Landlord shall have no liability for damages arising from, and Landlord does not warrant that Tenant's use of any Lines will be free from any shortages, failures, variations, interruptions, disconnections, loss or damage caused by the installation, maintenance, replacement, use or removal of lines by or for other tenants or occupants at the Property. Under no circumstances shall any Line Problems be deemed an actual or constructive eviction of Tenant, render Landlord liable to Tenant for abatement of Base Monthly Rental, or relieve Tenant from performance of Tenant's obligations under this Lease. Landlord in no event shall be liable for damages by reason of loss of profits, business interruption or other consequential damages arising from any Line Problems.

         11. LIENS. Tenant shall pay when due all costs for work performed and materials supplied to the Premises. Tenant shall keep Landlord, the Premises and the Building free from all liens, stop notices and violation notices relating to the work performed, materials furnished or obligations incurred by or for Tenant and Tenant shall protect, indemnify, hold harmless and defend Landlord, the Premises and the Building of and from any and all loss, cost, damage, liability and expense, including attorney's fees and costs, arising out of or related to any such liens or notices. During the progress of such work, Tenant shall, upon Landlord's request, furnish Landlord with sworn contractor's statements and lien waivers covering all work theretofore performed. Tenant shall satisfy or otherwise discharge all liens, stop notices or other claims or encumbrances within twenty (20) days after Tenant obtains knowledge that any such lien, stop notice, claim or encumbrance has been filed. If Tenant fails to pay and remove such lien, claim or encumbrance within such twenty (20) days, or Tenant fails to diligently pursue, discharge or satisfy said lien, stop notice, claim or encumbrance, Landlord, at its election, may pay and satisfy the same and in such event the sums so paid by Landlord, with interest from the date of payment as set forth in Section 3(e) hereof for amounts owed Landlord by Tenant, shall be deemed additional rent due and payable by Tenant at once without notice or demand. Notwithstanding the foregoing, if Tenant is contesting any mechanics lien and provides to Landlord a bond reasonably satisfactory to Landlord and sufficient to remove the lien of record under California law, Landlord shall have no right to pay such lien after said bond has been provided to Landlord.

         12.      REPAIRS; CONDITION OF PREMISES.

                  (a) Subject to the Work Letter, by entry hereunder, Tenant accepts the Premises as being in the condition in which Landlord is obligated to deliver the Premises. Subject to the Work Letter, Tenant shall, at all times during the term hereof and at Tenant's sole cost and expense, keep the Premises in good condition and repair, in compliance with all laws, including without limitation, the ADA and Title 24 (as defined hereafter); ordinary wear and tear and damage thereto by fire, earthquake, act of God or the elements excepted. Tenant hereby waives all rights to make repairs at the expense of Landlord or in lieu thereof to vacate the Premises, abate rent or terminate this Lease. Subject to the Work Letter, and subject to Landlord's rights to require the removal of Alterations, Tenant shall at the end of the term hereof surrender to Landlord the Premises and all Alterations thereto in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted. Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof, except as specifically herein set forth. No representations respecting the condition of the Premises or the Building have been made by Landlord or Landlord's agents to Tenant, except as specifically herein set forth.

                  (b) Subject to the Work Letter, Tenant has examined the Premises and is fully informed to Tenant's satisfaction of the physical and environmental condition and the utility of the Premises. Tenant acknowledges that Landlord, its agents and employees and other persons acting on behalf of Landlord have made no representation or warranty of any kind, express or implied, with respect to: (i) the physical or environmental condition, value, zoning or legal status or the Building; (ii) the fitness of the Premises for Tenant's intended use; (iii) the degree of sound transfer within the Building; (iv) the absence of electrical or radio interference in the Premises or the Building; (v) the condition, capacity or performance of electrical or communications systems or facilities; or (vi) the absence of objectionable odors, bright lights or other conditions which may affect Tenant's use and enjoyment of the Premises or the Building, upon which Tenant has relied directly or indirectly for any purpose, except as specifically set forth in this Lease.

         13.      DESTRUCTION OR DAMAGE.

                  (a) In the event the Premises or the portion of the Building necessary for Tenant's use and enjoyment of the Premises are damaged by fire, earthquake, act of God, the elements or other casualty, Landlord shall repair the same (including the Tenant Work in the portion of the Premises damaged to the extent of the actual cost of said Tenant Work, but not to exceed the Tenant Improvement Allowance plus an additional Five Dollars ($5.00) per rentable square foot for the portion of the Premises so damaged), subject to the provisions of this Section hereinafter set forth, if
(i) such repairs can, in Landlord's reasonable opinion, be made within a period of twelve (12) months after the date of casualty, (ii) the cost of repairing damage for which Landlord is not insured shall be less than five percent (5%) of the then full insurable value of the Premises with respect to repairing any damage to the Premises, or five percent (5%) of the then full insurable value of the Building with respect to repairing any damage to other areas of the Building, (iii) the damage or destruction does not occur during the last twelve (12) months of the Lease Term as the same may be extended under the terms of this Lease (said twelve (12) months shall be measured after taking into account any extension of the Lease Term under the terms of this Lease), and (iv) Landlord's mortgagee does not require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt. This Lease shall remain in full force and effect except that so long as the damage or destruction is not caused by the negligence or fault of Tenant, its contractors, agents, employees or invitees, an abatement of monthly rental shall be allowed Tenant for such part of the Premises as shall be rendered unusable by Tenant in the conduct of its business during the time such part is so unusable and Tenant does not actually occupy such part.

                  (b) As soon as is reasonably possible following the occurrence of any damage, Landlord shall notify Tenant of the estimated time and cost required for the repair or restoration of the Premises or the portion of the Building necessary for Tenant's occupancy (including the Tenant Work in the portion of the Premises damaged to the extent of the actual cost of said Tenant Work, but not to exceed the Tenant Improvement Allowance plus an additional Five Dollars ($5.00) per rentable square foot for the portion of the Premises so damaged). If, in Landlord's reasonable opinion, such repairs cannot be made within twelve (12) months as set forth in Section 13(a)(i) above, Landlord or Tenant may elect by written notice to the other within thirty (30) days after Landlord's notice of estimated time and cost is given (i) in the event of damage or destruction to two entire floors in the Premises or less, to terminate this Lease only as to the portion of the Premises damaged or destroyed, effective as of the date of such damage, or (ii) in the event of damage or destruction to more than two floors in the Premises, to terminate this Lease effective as of the date of such damage. If Landlord is not obligated to effect the repair based upon the circumstances set forth in Sections 13(a)(ii) or 13(a)(iii) above, Landlord shall have the right to terminate this Lease, by written notice to Tenant within thirty (30) days after Landlord's notice of time and cost is given, effective as of the date of such damage or destruction. If neither party so elects to terminate this Lease, this Lease shall continue in full force and effect, but the rent shall be partially abated as provided in Section 13(a) above, and Landlord shall proceed with reasonable promptness to repair such damage.

                  (c) A total destruction of the Building shall automatically terminate this Lease. Tenant hereby waives all statutory rights of termination, including any such rights under California Civil Code Section 1933.

                  (d) In no event shall Tenant be entitled to any compensation or damages from Landlord, specifically including, but not limited to, any compensation or damages for (i) loss of the use of the whole or any part of the Premises, (ii) damage to Tenant's personal property in or improvements to the Premises, or (iii) any inconvenience, annoyance or expense occasioned by such damage or repair (including moving expenses and the expense of establishing and maintaining any temporary facilities).

                  (e) Landlord, in repairing the Premises, shall not be required to repair any injury or damage to the personal property of Tenant, or to make any repairs to or replacement of any alterations, additions, improvements or fixtures installed on the Premises by or for Tenant, except the Tenant Work to the extent of the actual cost of the Tenant Work, not to exceed the

Tenant Improvement Allowance plus an additional Five Dollars ($5.00) per rentable square foot for the portion of the Premises so damaged.

         14.      INSURANCE.

                  (a) Tenant shall, at its sole cost and expense, during the Lease Term, cause all improvements at any time located in the Premises (other than Tenant Work to the extent of the actual cost thereof not to exceed the Tenant Improvement Allowance plus an additional five dollars ($5.00) per rentable square foot of the Premises) and all equipment and fixtures from time to time used or intended to be used in connection with the operation and maintenance of the Premises, to be insured for the mutual benefit of Landlord and Tenant against loss or damage by fire and against loss or damage by other risks now or hereafter included in an All-Risk insurance policy, in an amount equal to the full insurable value thereof. All proceeds from such insurance shall be used for the repair or replacement of such improvements, equipment and fixtures.

                  (b) All coverage shall be written on an occurrence basis and shall be primary and non-contributory over any insurance the Landlord may elect to provide on its behalf. Upon the commencement of the Lease Term, and upon renewal of such insurance coverage, Tenant shall deliver to the Landlord certified copies of Tenant's insurance policies, or an original certificate of such insurance from the insurer providing a minimum of thirty (30) days' notice of cancellation or modification. In the event Tenant shall fail to procure such insurance or to deliver such policies and certificates, Landlord may, at Landlord's option and in addition to Landlord's other remedies in the event of a default by Tenant hereunder, procure the same for the account of Tenant, and the cost thereof shall be paid to Landlord as additional rent. All policies of insurance required to be carried by Tenant under this Section 14 shall be in form reasonably satisfactory to Landlord and, except for workers compensation, business interruption and property, shall name Landlord, Landlord's mortgagee, Landlord's managing agent and any other party designated by Landlord as additional insureds. All policies of insurance required by Landlord under this Lease shall be issued by responsible insurance companies which are licensed to do business in the State of California, and shall have a Best's rating of at least "A-" and a financial rating of not less than "X" and have been approved in writing by Landlord. The Commercial General Liability policy shall contain cross-liability endorsements or its equivalent, and shall be for the mutual and joint benefit and protection of Landlord, Tenant and any other party designated by Landlord as an additional insured.

         Notwithstanding any other provisions of this Lease, Tenant, at its own expense, shall also maintain the following insurance coverage:

                           (i)      WORKER'S COMPENSATION AND EMPLOYER'S
LIABILITY. Tenant shall maintain Worker's Compensation insurance sufficient to comply with all applicable State and/or Federal laws and an Employer's Liability policy with a limit of not less than One Million Dollars ($1,000,000.00).

                           (ii)     COMMERCIAL GENERAL LIABILITY. Tenant shall
maintain a Commercial General Liability policy applying to the use and occupancy of the Premises and the Building, and any part of either, and any areas adjacent thereto, and the business operated by

Tenant, or by any other occupant of the Premises with limits of liability not less than Two Million Dollars ($2,000,000.00) per occurrence and Three Million Dollars ($3,000,000.00) general aggregate for Bodily Injury and Property Damage and Three Million Dollars ($3,000,000.00) aggregate products/completed operations coverage. Such policy shall specifically name the Landlord, Landlord's mortgagee and Landlord's managing agent as additional insureds. All such insurance shall provide for severability of interests; shall provide that an act or omission of one of the named insureds shall not reduce or avoid coverage to the other named insureds; and shall afford coverage for all claims based on acts, omissions, injury and damage, which claims occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period. Tenant's Commercial General Liability policy shall not provide for a deductible in excess of Two Hundred Thousand Dollars ($200,000) without the prior written approval of Landlord which shall not be unreasonably withheld. The amounts of insurance required in this Section 14(b)(ii) may be satisfied by purchasing coverage for the limits specified or by a combination of underlying and umbrella limits, so long as the total amount of insurance is not less than the limits specified.

                           (iii)    BUSINESS INTERRUPTION. Tenant shall also
maintain a policy of (or obtain an endorsement providing) business interruption insurance insuring Tenant against losses from interruption of its use of the Premises for any reason with coverage for a period of not less than one (1) year.

                           (iv)     PROPERTY INSURANCE. Tenant shall, at its
sole cost and expense, during the Lease Term, cause all improvements at any time located in the Premises (other than the Building standard tenant improvements) and all equipment and fixtures from time to time used or intended to be used in connection with the operation and maintenance of the Premises, to be insured for the mutual benefit of Landlord and Tenant against loss or damage by fire and against loss or damage by other risks now or hereafter included in an All-Risk insurance policy, in an amount equal to the full insurable value thereof. All proceeds from such insurance shall be used for the repair or replacement of such improvements, equipment and fixtures. Tenant's property policy shall not provide for a deductible in excess of One Hundred Thousand Dollars ($100,000) without the prior written approval of Landlord which shall not be unreasonably withheld.

                           (v)      ADDITIONAL INSURANCE. Whenever good business
practice, in Landlord's reasonable judgment, indicates the need for additional insurance coverage or different types of insurance in connection with the Premises or Tenant's use and occupancy thereof, Tenant shall, upon request, obtain such insurance at Tenant's expense and provide Landlord with evidence thereof.

                  (c) Before any repairs, alterations, additions, improvements, or construction are undertaken by or on behalf of Tenant, Tenant shall carry and maintain at its expense, or Tenant shall require any contractor performing work in the Premises to carry and maintain, at no expense to Landlord, in addition to workers' compensation insurance as required by the jurisdiction in which the Building is located, All Risk Builder's Risk Insurance in the amount of the replacement cost of any alterations, additions or improvements (or such other amount reasonably required by Landlord) and Commercial General Liability Insurance (including, without limitation, Contractor's Liability coverage), written on an occurrence basis with a minimum combined single limit of $2,000,000.00 and adding the "owners of the Building and its (or their) respective members, principals, beneficiaries, partners, officers, directors, employees, managing agents, agents (and their respective members and principals) and mortgagee(s)" (and any other designees of Landlord as the interest of such designees shall appear) as additional insureds.

                  (d) Tenant shall not do or fail to do anything in, upon or about the Premises which will: (i) violate the terms of any of Landlord's insurance policies; (ii) prevent Landlord from obtaining policies of insurance acceptable to Landlord or any mortgagees; or (iii) result in an increase in the rate of any insurance on the Premises, the Building, any other property of Landlord or of others in the Building. In the event of the occurrence of any of the events set forth in this Section 14(d), Tenant shall pay Landlord, upon demand, as additional rent, the cost of the amount of any increase in any such insurance premium, provided that the acceptance by Landlord of such payment shall not be construed as a waiver of any rights by Landlord in connection with a default by Tenant under the Lease.

                  (e) Tenant shall, prior to and throughout the Lease Term, procure from each of its insurers under all policies of fire, theft, public liability, commercial general liability and any other insurance policies of Tenant now or hereafter existing, pertaining in any way to the Premises or the Building or any operation therein (except workers' compensation), a waiver, as set forth in Section 15 of this Lease, of all rights of subrogation which the insurer might otherwise, if at all, have against the Landlord or any officer, agent or employee of Landlord (including, without limitation, Landlord's managing agent).

                  (f) Landlord also shall maintain (i) a Commercial General Liability policy applying to its use and occupancy of the Building and any areas adjacent thereto, and the business operated by Landlord, with limits of liability not less than One Million Dollars ($1,000,000.00) per occurrence and Two Million Dollars ($2,000,000.00) general aggregate for Bodily Injury and Property Damage with an umbrella liability policy with a minimum limit of Five Million Dollars ($5,000,000) per occurrence and in the aggregate (the "Umbrella Policy"), and (ii) a policy covering loss by fire or other casualty in the form of an All-Risk policy covering the Building and the Tenant Work, but only the extent of the actual cost of the Tenant Work, not to exceed the Tenant Improvement Allowance plus five dollars ($5.00) per rentable square foot of the Premises, in such amounts and with such coverages as would generally be carried in Comparable Buildings, provided that Landlord may, but shall not be required to, carry earthquake insurance.

         15. WAIVER OF SUBROGATION. Landlord and Tenant shall each have included in all policies of fire, extended coverage, business interruption and other insurance respectively obtained by them covering the Premises, the Building and contents therein, a waiver by the insurer of all right of subrogation against the other in connection with any loss or damage thereby insured against. Any additional premium for such waiver shall be paid by the primary insured party. To the full extent permitted by law, Landlord and Tenant each waives all rights of recovery against the other for, and agrees to release the other from liability for, loss or damage to the extent such loss or damage is covered by valid and collectible insurance in effect at the time of such loss or damage or would be covered by the insurance required to be maintained under this Lease by the party seeking recovery.

         16. INDEMNIFICATION. Tenant hereby waives all claims against Landlord and any employee or agent of Landlord and the direct or indirect constituent partners, members, shareholders or other owners thereof and the officers, directors, managers, agents and employees of all such persons (collectively the "Landlord Indemnitees") for damage to any property or injury or death of any person in, upon or about the Premises arising at any time and from any cause except to the extent caused by reason of gross negligence or willful act of Landlord, its agents, employees or contractors. Landlord shall provide Tenant with prompt notice of such claims and Tenant shall defend Landlord against, hold Landlord and each of the Landlord Indemnitees harmless from, and reimburse Landlord and each of the Landlord Indemnitees for any and all claims, liabilities, damages, losses, costs and expenses, including without limitation, reasonable attorneys' fees and costs arising out of or in any way connected with (a) injury to or death of any person, and (b) damage to or destruction of any property, occurring in, on or about the Premises or attributable to or resulting from the condition, use or occupancy of the Premises by Tenant or Tenant's failure to perform its obligations under this Lease, except such as is caused principally by gross negligence or willful misconduct of Landlord, its contractors or employees. Landlord shall have the right to approve the attorneys used by Tenant pursuant to this Section, which approval shall not be unreasonably withheld or delayed; provided that, Landlord shall have the right to use attorneys selected by Landlord, subject to Tenant's approval which shall not be unreasonably withheld or delayed, if a conflict between Landlord and Tenant exists which would make representation of Landlord by Tenant's attorneys infeasible. Subject to the foregoing provision regarding the use of a mutually acceptable attorney for a common defense, the foregoing indemnity obligation of Tenant shall include reasonable attorneys' fees, investigation costs and all other reasonable costs and expenses incurred by Landlord or any Landlord Indemnitee from the first notice that injury, death or damage has occurred or that any claim or demand is to be made or may be made. The provisions of this Section 16 shall survive the termination of this Lease with respect to any damage, injury or death occurring prior to such termination.

         17. COMPLIANCE WITH LEGAL REQUIREMENTS. Tenant, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force; with the requirements of any board of fire underwriters or other similar body now or hereafter constituted; with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, insofar as any thereof relate to or affect the condition, use or occupancy of the Premises, including, without limitation, structural, utility system and life safety system changes necessitated by Tenant's acts and specific use of the Premises (but not by Tenant's mere occupancy of the Premises) or by improvements made by or for Tenant.

         18.      ASSIGNMENT AND SUBLETTING.

                  (a) Subject to the other provisions hereof, Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed by Landlord, transfer or assign this Lease or any interest herein, sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. Subject to the other provisions hereof, this Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law without the consent of Landlord, which consent shall not be unreasonably withheld or delayed. Tenant shall not hypothecate or encumber this Lease or any interest herein without the prior written consent of Landlord, which consent may be granted or denied in Landlord's reasonable discretion. Any of the foregoing acts without such consent shall be void and shall at the option of Landlord, terminate this Lease.

                  (b) Notwithstanding any of the provisions of this Section 18, Tenant shall have the right (i) to assign the Premises or sublet the Premises or any portion thereof to an Affiliate (as defined below) of Tenant, and (ii) to sublet any portion of the Premises or permit the use or occupancy of the Premises, either temporarily or long term, but in no event in excess of 10,000 square feet in the aggregate at any one time, to a supplier of services to Tenant (e.g. data processing, photocopy, messenger, travel, communications, facilities management, accounting, etc.), Tenant's consultants or Tenant's contractors (the transfers described in (i) and (ii) above are referred to as "Permitted Transfers" and the transferees described in (i) and (ii) above are referred to as "Permitted Transferees"). "Affiliate" shall mean (i)the National Broadcasting Company ("NBC"), (ii) any corporation in which or with which Tenant is merged or consolidated in accordance with applicable statutory provisions for merger or consolidation of corporations, so long as the liabilities of the corporations participating in such merger or consolidation are assumed by the corporation surviving such merger or created by such consolidation, (iii) to any corporation or other entity acquiring this Lease and all or substantially all of Tenant's assets, or (iv) to any corporation or other entity which purchases all of the stock of Tenant, provided that Landlord has approved in writing the financial condition of any such entity described in clauses (i), (ii), (iii) and
(iv) pursuant to Landlord's reasonable discretion, and any such entity has assumed all obligations of Tenant hereunder pursuant to an assumption agreement acceptable to Landlord; provided that, Landlord shall be deemed to have approved the financial condition under (iv) above for NBC and that company resulting from the merger transaction described in the S-4 Registration document filed July 12, 1999 by Tenant.

         Tenant shall provide written notice to Landlord of any Permitted Transfers and the full name of any Permitted Transferee using, occupying, subletting or taking by assignment the Premises. The use of the Premises by each Permitted Transferee is subject to all the terms and conditions of the Lease. No subletting or assignment to a Permitted Transferee shall release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from a Permitted Transferee shall not be deemed to be a waiver by Landlord of any provision hereof and Landlord has no obligation to accept any rental from a Permitted Transferee. In the event of default by any Permitted Transferee in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, sublessee or successor.

                  (c) If Tenant is a publicly held corporation, the public trading of stock in Tenant shall not be deemed an assignment or transfer within the meaning of this Section.

                  (d) Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold or delay its consent in the following instances:

                           (1) if, at the time consent is requested, or at
any time prior to the granting of consent, Tenant is in default under this Lease or would be in default under this Lease but for the pendency of any grace or cure period under Section 21 below;

                           (2)      if the proposed assignee or sublessee is
a governmental agency;

                           (3)      if, in Landlord's sole and absolute
discretion, the use of the Premises by the proposed assignee or sublessee would not be compatible with the operation and uses of other tenants in the Building, would entail any alterations which would lessen the value of the leasehold improvements in the Premises, would result in an increased burden on the Building, the Premises and systems and structures thereof, would likely cause an increase in insurance premiums for insurance policies applicable to the Building, would conflict with any so-called "exclusive" or percentage lease then in favor of another tenant of the Building or would likely impair the dignity, reputation or character of the Building.

                           (4)      if, in Landlord's reasonable judgement,
the financial worth or capacity of the proposed assignee or sublessee does not meet the credit standards applied by Landlord for other tenants under leases with comparable terms, or in Landlord's sole and absolute discretion, the character, reputation, or business of the proposed assignee or sublessee is not consistent with the quality of the other tenancies in the Building;

                           (5)      any portion of the Building or Premises
would become subject to additional or different governmental laws and regulations including, without limitation, the ADA and Title 24; provided that, if Tenant elects to be responsible and pay for all costs resulting from said additional or different governmental laws and regulations including, without limitation, the ADA and Title 24, it shall not be reasonable for Landlord to withhold or delay its consent;

                           (6)      if the proposed assignee or sublessee is
an existing tenant, or affiliate of an existing tenant, of the Building; or

                           (7)      if the proposed use is prohibited by law
or by any provision of this Lease, including, without limitation, the rules and regulations then in effect; or

                           (8)      if Landlord is negotiating with, and has
at any time within the past sixty (60) days negotiated with, the proposed assignee or sublessee for space in the Building.

                  (e) If, at any time during the Lease Term, Tenant desires to assign its interest in this Lease or sublet all or any part of the Premises, Tenant shall give written notice to Landlord ("Tenant's Notice") setting forth the terms of the proposed transaction, which shall be expressly subject to the provisions of this Lease, the identity of the parties to the transaction, the proposed documentation for the transaction and reasonably detailed information regarding the business and financial condition of the parties involved as requested by Landlord. Landlord shall have the option, exercisable by notice given to Tenant ("Landlord's Election Notice") within fifteen (15) days after Tenant's Notice is given ("Landlord's Option Period"), to either (i) consent to the assignment or subletting, in which event the provisions of Section 18(g) hereof shall be applicable, or (ii) disapprove the proposed assignment or subletting. In the event that Landlord fails to provide Landlord's Election Notice during the Landlord's Option Period, Landlord shall be deemed to have consented to the assignment or sublet, in which event the provisions of Section 18(g) hereof shall be applicable.

         Notwithstanding the foregoing or anything else to the contrary contained herein, in the event that Tenant desires to assign its interest in this Lease or sublet more than fifty percent (50%) of the Premises during the last five (5) years of the Lease Term (as the same may be extended pursuant to the terms of this Lease), Tenant shall give written notice of its intent to market and offer such space to any third party ("Intent to Market Space") and Landlord shall have the option, exercisable by written notice given to Tenant within thirty (30) days after receipt of Tenant's Intent to Market Space ("Landlord's Notice") to (i) consent to Tenant's intent to market and offer such space to a third party, or (ii) in the case of an assignment, terminate this Lease in its entirety or, in the case of a subletting, terminate this Lease as to the portion of the Premises proposed to be sublet, in which event Tenant shall, on the date specified by Landlord (which shall be no less than forty-five
(45) days and no more than ninety (90) days after Landlord's Notice) surrender the Premises, or the portion proposed to be assigned or sublet, to Landlord (if only a portion of the Premises on a given floor is involved, Landlord shall retain such rights of access to and from such portion of the Premises as may be reasonably required for Landlord or its tenant(s)' use and enjoyment and Tenant shall receive a proportionate adjustment in the Base Monthly Rental payable hereunder). If Landlord fails to provide Tenant notice under either (i) or (ii) above within said thirty (30) day period, Landlord shall be deemed to have consented to Tenant's intent to market and offer such space to a third party and the process shall be governed by the first grammatical paragraph of this Section 18(e).

         Notwithstanding anything to the contrary contained herein, in the event that Tenant desires to sublet any part of the 20th Floor and/or 21st Floor other than to a Permitted Transferee, it shall be a requirement that said floors be sublet together and at the same time on a full floor basis.

                  (f) No sublessee shall have a right further to sublet without Landlord's prior consent, which Tenant acknowledges may be withheld in Landlord's absolute discretion, and any assignment by a sublessee of its sublease shall be subject to Landlord's prior consent in the same manner as if Tenant were entering into a new sublease. No sublease, once consented to by Landlord, shall be modified or terminated by Tenant without Landlord's prior consent, which consent shall not be unreasonably withheld.

                  (g) In the case of an assignment or sublet, fifty percent (50%) of any sums above the rate paid by Tenant, or other economic consideration received by Tenant as a result of such assignment or sublet, shall be paid to Landlord, after subtracting out-of-pocket leasing commissions paid to third party brokers by Tenant (not to exceed market rate leasing commissions) and tenant improvement costs paid by Tenant in connection with the assignment or sublet (provided that in no event shall said tenant improvement costs exceed Ten Dollars ($10.00) per rentable square foot).

                  (h) If, at any time during the Lease, Tenant sublets a portion of the Premises pursuant to Section 18(e) above which is less than fifty percent (50%) of the Premises, but more than twenty-five thousand (25,000) square feet, Tenant shall only have a right to sublet said portion of the Premises a total of four (4) times during the Lease Term; provided that, if Tenant initially sublets the 8th Floor and/or 9th Floor (as opposed to an initial occupancy on the 8th Floor and/or 9th Floor by Tenant), said initial sublets on the 8th Floor and/or 9th Floor shall not be included in the four (4) allowed sublets discussed above.

                  (i) Regardless of Landlord's consent and regardless of whether Landlord consent is required pursuant to the terms hereof, no subletting or assignment shall release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor.

                  (j)      Any request for Landlord's consent pursuant to this
Section 18 shall also be accompanied by a payment to Landlord of Five Hundred Dollars ($500.00) for the review, evaluation, and/or preparation of any materials or documents; provided however, if Landlord elects to terminate pursuant to Section 18, the Five Hundred Dollars ($500.00) shall be refunded to Tenant. Under no other event shall any of these costs be reimbursable to Tenant. In addition, Tenant shall pay Landlord, within ten (10) days after demand, the amount of Landlord's reasonable out-of-pocket costs incurred in processing each proposed assignment, transfer or sublet (including, without limitation, attorneys' and other professional fees and costs).

                  (k) Notwithstanding anything to the contrary contained herein, any and all unexercised options to expand the Premises and any and all rights of first refusal and similar rights are intended by both Landlord and Tenant to be personal to the original Tenant set forth in the Basic Lease Information and any Affiliates, and are not intended to benefit any other assignee or sublessee hereunder. Except in the case of assignment or subletting to an to an Affiliate, upon any assignment of the Premises or a subletting of more than fifty percent (50%) of the Premises, any such options or rights to expand or rights of first refusal set forth in Section 52 shall automatically and without any further action by Landlord terminate and be of no further force and effect;

                  (l) Notwithstanding anything to the contrary contained herein, any and all unexercised options to extend or renew the term of the Lease are intended by both Landlord and Tenant to be personal to the original Tenant set forth in the Basic Lease Information and any Affiliates, and are not intended to benefit any other assignee or sublessee hereunder. Except in the case of assignment or subletting to an Affiliate, upon any assignment of the Premises or a subletting of more than fifty percent (50%) of the Premises, any such options or rights to extend or renew the term of the Lease in Section 51 shall automatically and without any further action by Landlord terminate and be of no further force and effect;

                  (m) Notwithstanding anything to the contrary contained herein, regardless of whether Tenant initially sublets or occupies the 8th Floor and/or 9th Floor, the 8th Floor and 9th Floor shall not be included in the fifty percent calculations described in Sections 18(k) and 18(l) above for the first thirty-six (36) months after the earlier of the 8th Floor Term Commencement Date or the 9th Floor Term Commencement Date; if Tenant initially sublets the 8th and/or 9th Floor and the sublease has a term of five (5) years or more, then said sublease shall not be included in the fifty percent calculations described in Sections 18(k) and 18(l) above.

                  (n) Notwithstanding any contrary provision of law, including California Civil Code section 1995.310, Tenant shall have no right, and Tenant hereby waives and relinquishes any right, to cancel or terminate this Lease in the event Landlord is determined to have unreasonably withheld or delayed its consent to a proposed transfer, assignment or subletting.

         19. RULES; NO DISCRIMINATION. Tenant shall faithfully observe and comply with the rules and regulations attached to this Lease as EXHIBIT B, and after notice thereof, all reasonable modifications thereof and additions thereto from time to time promulgated in writing by Landlord. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of said rules and regulations. Tenant specifically covenants and agrees that Tenant shall not discriminate against or segregate any person or group of persons on account of race, sex, creed, color, national origin, or ancestry in the occupancy, use, sublease, tenure or enjoyment of the Premises.

         20.      ENTRY BY LANDLORD.

                  (a) Upon prior reasonable notice, except in the case of an emergency when Landlord shall provide such notice as is reasonable under the circumstances, Landlord may enter the Premises at reasonable hours to (a) inspect the same; (b) exhibit the same to prospective purchasers, lenders or tenants (provided, however, that Landlord shall only exhibit the Premises to prospective tenants during or after the final one hundred eighty (180) days of the Lease Term); (c) make repairs or perform maintenance required of Landlord under the terms hereof or repairs to any adjoining space or utility services or make repairs, alterations or improvements to any other portion of the Building; (d) supply janitor service and any other service to be provided by Landlord to Tenant under this Lease; and (e) post notices of non-responsibility (provided, however, that all such work shall be done as promptly as reasonably practical and so as to cause as little interference to Tenant as reasonably practical). Tenant hereby waives any claim for damages for any inconvenience to or interference with Tenant's business or any loss of occupancy or quiet enjoyment of the Premises occasioned by such entry. Landlord shall at all times have and retain a key with which to unlock all of the doors in, on or about the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant in advance); and Landlord shall have the right to use any and all means which Landlord may deem proper to open Tenant's doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord in an emergency shall not be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or construction, of Tenant from the Premises or any portion thereof and Landlord shall have no liability to Tenant as a result thereof.

                  (b) Notwithstanding anything to the contrary contained herein, except in the case of an emergency, Landlord shall not enter into any electrical or telephone closet, or any LAN communication or computer server area (collectively, "Secured Areas") on any floor occupied by Tenant so long as Tenant occupies the entire floor; provided that, upon prior reasonable notice, Landlord shall have the right to enter a Secured Area with appropriate Tenant personnel and in the event of an emergency Landlord shall have the right to enter the Secured Area at any time.

         21. EVENTS OF DEFAULT. The following events shall constitute Events of Default under this Lease:

                  (a) a default by Tenant in the payment when due of any rent or other sum payable hereunder and the continuation of such default for a period of five (5) days after written notice from Landlord that the same is due; provided, however, that after the second failure in any calendar year to pay any rent or other sum on or before the date it is due, any further failure during such calendar year to pay any rent or other sum on or before the date it is due shall be an immediate Event of Default and shall not require any written notice from Landlord pursuant to the Lease;

                  (b) a default by Tenant in the performance of any of the other terms, covenants, agreements or conditions contained herein and, if the default is curable, the continuation of such default for a period of thirty (30) days after notice by Landlord or beyond the time reasonably necessary for cure if Tenant is diligently pursuing a cure, if default is of a nature to require more than thirty (30) days to remedy; provided, however, in no event shall Tenant have more than a period of one hundred eighty (180) days to remedy any such default;

                  (c) the bankruptcy or insolvency of Tenant, transfer by Tenant in fraud of creditors, an assignment by Tenant for the benefit of creditors, or the commencement of any proceedings of any kind by or against Tenant under any provision of the Federal Bankruptcy Act or under any other insolvency, bankruptcy or reorganization act unless, in the event any such proceedings are involuntary, Tenant is discharged from the same within sixty
(60) days thereafter;

                  (d) the appointment of a receiver for a substantial part of the assets of Tenant;

                  (e)      the abandonment of the Premises by Tenant;

                  (f) the levy upon this Lease or any estate of Tenant hereunder by any attachment or execution and the failure to have such attachment or execution vacated within thirty (30) days thereafter; or

                  (g) the default of a guarantor under a guaranty or repudiation of a guaranty required under this Lease.

In no event shall this Lease be assigned or assignable by reason of any voluntary or involuntary bankruptcy proceedings, nor shall any rights or privileges hereunder be an asset of Tenant, the trustee, debtor-in-possession, or the debtor's estate in any bankruptcy, insolvency or reorganization proceedings.

         22. TERMINATION UPON DEFAULT. Upon the occurrence of any Event of Default by Tenant hereunder, Landlord may, at its option and without any further notice or demand, in addition to any other rights and remedies given hereunder or by law, terminate this Lease and exercise its remedies relating thereto in accordance with the following provisions:

                  (a) Landlord shall have the right, so long as the Event of Default remains uncured, to give notice of termination to Tenant, and on the date specified in such notice this Lease shall terminate.

                  (b) In the event of any such termination of this Lease, Landlord may then or at any time thereafter by judicial process, re-enter the Premises and remove therefrom all persons and property and again repossess and enjoy the Premises, without prejudice to any other remedies that Landlord may have by reason of Tenant's default or of such termination.

                  (c) In the event of any such termination of this Lease, and in addition to any other rights and remedies Landlord may have, Landlord shall have all of the rights and remedies of a landlord provided by
Section 1951.2 of the California Civil Code. The amount of damages which Landlord may recover in event of such termination shall include, without limitation: (1) the worth at the time of award (computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent) of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided; (2) all legal expenses and other related costs incurred by Landlord following Tenant's default; (3) all costs incurred by Landlord in restoring the Premises to good order and condition, or in remodeling, renovating or otherwise preparing the Premises for reletting; (4) all costs (including, without limitation, any brokerage commissions) actually incurred by Landlord in reletting the Premises; and (5) any and all other damages suffered by Landlord.

                  (d) After terminating this Lease, Landlord may remove any and all personal property located in the Premises and place such property in a public or private warehouse or elsewhere at the sole cost and expense of Tenant. In the event that Tenant shall not immediately pay the cost of storage of such property after the same has been stored for a period of thirty (30) days or more, Landlord may sell any or all thereof at a public or private sale in such manner and at such times and places as Landlord in its sole discretion may deem proper, without notice to or demand upon Tenant. Tenant waives all claims for damages that may be caused by Landlord's removing or storing or selling the property as herein provided, and Tenant shall indemnify and hold Landlord free and harmless from and against any and all claims, damages, liabilities, losses, costs and expenses, including, without limitation, all costs of court and attorneys' fees of Landlord occasioned thereby.

                  (e) In the event of the occurrence of any of the events specified in Section 21(c) of this Lease, if Landlord shall not choose to exercise, or by law shall not be able to exercise, its rights hereunder to terminate this Lease, then, in addition to any other rights of Landlord hereunder or by law, (i) Landlord may discontinue the services provided pursuant to Section 7 of this Lease, unless Landlord has received compensation in advance for such services in the amount of Landlord's reasonable estimate of the compensation required with respect to such services, and (ii) neither Tenant, as debtor-in-possession, nor any trustee or other person (collectively, the "Assuming Tenant") shall be entitled to assume this Lease unless on or before the date of such assumption, the Assuming Tenant (a) cures, or provides adequate assurance that the Assuming Tenant will promptly cure, any existing default under this Lease, (b) compensates, or provides adequate assurance that the Assuming Tenant will promptly compensate Landlord for any pecuniary loss (including, without limitation, attorneys' fees and disbursements) resulting from such default, and (c) provides adequate assurance of future performance under this Lease. For purposes of this Section 22(e) "adequate assurance" of such cure, compensation or future performance shall be effected by the establishment of an escrow fund for the amount at issue or by bonding.

         23. CONTINUATION AFTER DEFAULT. Landlord shall have the remedy described in California Civil Code Section 1951.4 (i.e. Landlord may continue this Lease in effect after Tenant's abandonment and recover rental as it becomes due, because Tenant has the right to sublet or assign, subject only to reasonable limitations). Even though Tenant has breached this Lease and abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession.

         24. OTHER RELIEF. The remedies provided for in this Lease are in addition to any other remedies available to Landlord at law or in equity, by statute or otherwise.

         25. LANDLORD'S RIGHT TO CURE DEFAULTS. All agreements and provisions to be performed by Tenant under any of the terms of this Lease shall be at its sole cost and expense and without any abatement of rental. If Tenant shall fail to pay any sum of money, other than rental, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for thirty (30) days after notice thereof by Landlord, or such longer period as may be allowed hereunder, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided to the extent Landlord may deem desirable. All sums so paid by Landlord (with interest at an annual rate of thirteen percent (13%), but in no event in excess of the maximum rate of interest permitted by law) and all necessary incidental costs shall be payable to Landlord on demand.

         26. LANDLORD DEFAULT. Landlord's failure to perform any of its obligations under this Lease shall constitute an Event of Default by Landlord if the failure continues for thirty (30) days after written notice of the failure from Tenant to Landlord. If the required performance cannot be completed within thirty (30) days, Landlord's failure to perform shall not constitute an Event of Default, provided Landlord undertakes to cure the failure within the thirty (30) days and diligently and continuously attempts to complete this cure as soon as reasonably possible.

         27. ATTORNEYS' FEES. If any action arising out of this Lease is brought by either party hereto against the other, then and in that event the unsuccessful party to such action shall pay to the prevailing party all costs and expenses of such action and any appeal related thereto, including reasonable attorneys' fees, incurred by such prevailing party, and if the prevailing party shall recover judgment in such action, such costs expenses and attorneys' fees shall be included in and as part of such judgment.

         28. EMINENT DOMAIN. If all or any part of the Premises shall be taken as a result of eminent domain action or voluntary deed under threat thereof, this Lease shall terminate as to the part so taken as of the date of taking, and, in the case of a partial taking, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Premises by notice to the other within thirty (30) days after such date; provided, however, that a condition to the exercise by Tenant of such right to terminate shall be that the portion of the Premises taken shall be of such extent and nature so as substantially to handicap, impede or impair Tenant's use of the balance of the Premises. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection therewith, and Tenant shall have no claim against Landlord for the value of any unexpired Lease Term or otherwise. In the event of a partial taking of the Premises which does not result in a termination of this Lease, the monthly rental thereafter to be paid shall be equitably reduced. Nothing contained herein, however, shall be deemed to give Landlord any interest in, or to require Tenant to assign to Landlord, any award made to Tenant specifically for its relocation expenses, the taking of personal property and fixtures belonging to Tenant, or the interruption of or damage to Tenant's business if such award is made separately to Tenant and not as part of the damages recoverable by Landlord and if Tenant's claim does not adversely affect Landlord's award or interfere with Landlord's prosecution of its claim for the condemnation or taking.

         29.      SUBORDINATION AND NONDISTURBANCE.

                  (a) This Lease shall be subject and subordinate to any mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Building and to any and all advances made on the security thereof or Landlord's interest therein, and to all renewals, modifications, consolidations, replacements and extensions thereof. In the event any mortgage or deed of trust to which this Lease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, Tenant shall attorn to the purchaser at the foreclosure sale or to the grantee under the deed in lieu of foreclosure. Tenant agrees to execute within ten (10) days any documents required to effectuate such subordination, to make this Lease prior to the lien of any mortgage or deed of trust as may be requested by the holder of any such mortgage or deed of trust, or to evidence such attornment, provided, however, as a pre-condition to Tenant's subordination to a mortgage and any subordination set forth in this Section below, the mortgagee shall first provide Tenant with a Subordination, Non-Disturbance and Attornment Agreement in the form attached hereto as Exhibit F.

                  (b) In the event any mortgage or deed of trust which is entered into by Landlord after the date hereof to which this Lease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, this Lease shall not be barred, terminated, cut off or foreclosed, nor shall the rights and possession of Tenant hereunder be disturbed if Tenant shall not then be in default in the payment of rental and other sums due hereunder or otherwise be in default under the terms of this Lease, and if Tenant shall attorn to the purchaser, or grantee as provided in
Section 29(a) above (provided, that, the non-disturbance of Tenant's rights and possession of this Section 29(b) shall not be contingent on whether Landlord requests Tenant's attornment) or, if requested, enter into a new lease for the balance of the term hereof upon the same terms and provisions as are contained in this Lease.

                  (c) Landlord shall obtain a non-disturbance agreement from the holder of the existing first deed of trust covering the Building in the form attached hereto as Exhibit F.

         30. NO MERGER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or operate as an assignment to it of any or all such subleases or subtenancies.

         31. AMENDMENTS. This Lease may not be amended or modified in any respect whatsoever except by an instrument in writing signed by Landlord and Tenant.

         32.      ESTOPPEL CERTIFICATE.

                  At any time and from time to time but on not less than ten
(10) business days prior notice by Landlord, Tenant shall execute, acknowledge, and deliver to Landlord, promptly upon request, a certificate in substantially the form attached hereto as EXHIBIT E certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification), (b) the date, if any, to which rental and other sums payable hereunder have been paid, (c) that no notice has been received by Tenant of any default which has not been cured, except as to defaults specified in the certificate, (d) whether there is then existing any claim by Tenant of default hereunder by Landlord, and, if so, specifying the nature thereof, and (e) such other matters as may be reasonably requested by Landlord Any such certificate may be relied upon by any prospective purchaser, mortgagee or beneficiary under any deed of trust on the Building or any part thereof.

         33. NO LIGHT, AIR, OR VIEW EASEMENT. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

         34. HOLDING OVER. If Tenant holds possession of the Premises after expiration of the Lease Term, Tenant shall become a tenant from month to month upon the terms herein specified but at a monthly rental equivalent to one hundred fifty percent (150%) of the monthly rental payable by Tenant during the last full month prior to the expiration of the Lease Term, payable in advance on or before the first day of each month. Without limiting and in addition to the foregoing, Tenant hereby agrees to indemnify, defend and hold harmless Landlord, its beneficiary, and their respective agents, contractors and employees, from and against any and all claims, liabilities, actions, losses, damages (including without limitation, direct, indirect, incidental and consequential) and expenses (including, without limitation, court costs and reasonable attorneys' fees) asserted against or sustained by any such party and arising from or by reason of such retention of possession, which obligations shall survive the expiration or termination of the Lease Term.

         35.      SECURITY DEPOSIT.

                  (a) Within five (5) business days of execution of the Lease by both parties, Tenant shall deposit with Landlord an unconditional, irrevocable letter of credit (the "Letter of Credit"), in the amount of Four Million Five Hundred Thousand Dollars ($4,500,000) as a security deposit.
The Letter of Credit shall (i) be issued by a commercial bank reasonably satisfactory to Landlord ("Issuer"); (ii) be an unconditional and irrevocable letter of credit; (iii) be payable to Landlord; (iv) require that any draw on the Letter of Credit shall be made only upon receipt by the Issuer of a demand notice from Landlord (the "Demand Notice"); (v) provide that it is governed by the Uniform Customs and Practice for Documentary Credits (1993 revisions), International Chamber of Commerce Publication No. 500; (vi) comply with any requirements for the Letter of Credit as set forth in Exhibit F; and (vi) otherwise be in a form reasonably acceptable to Landlord. Tenant shall keep the Letter of Credit, or a renewal thereof, in effect during the entire Lease Term, as the same may be extended, plus a period of four (4) weeks thereafter. At least thirty (30) days prior to the expiration of the Letter of Credit, the term thereof shall be renewed or extended pursuant to an amendment thereto reasonably acceptable to the Landlord and any failure to so renew or extend the Letter of Credit shall entitle Landlord to immediately draw down all sums available thereunder. If Tenant fails to renew or extend the Letter of Credit and Landlord draws downs all sums available thereunder, Tenant shall have the right to replace the expired Letter of Credit with a letter of credit meeting the requirements set forth herein. Upon Tenant's replacement of the Letter of Credit with a substitute letter of credit meeting the requirements set forth herein, Landlord shall immediately return the drawn down sums to Tenant upon demand.

                  (b) Provided that Tenant has not committed a monetary Event of Default during the previous twelve (12) months (or by the time of the merger described below) and that any other Event of Default has not occurred with respect to Tenant which remains uncured, Tenant may reduce the amount of the Letter of Credit to Two Million Two Hundred Fifty Thousand Dollars ($2,250,000) upon completion of Tenant's merger transaction as described in the S-4 Registration document filed July 12, 1999 by Tenant, by an amendment or by substitution of a new letter of credit which complies with the requirements of this paragraph, which reflects such reduced amount (the "Amended Amount").

                  (c) Provided that Tenant has not committed a monetary Event of Default during the previous twenty-four (24) months and that any other Event of Default has not occurred with respect to Tenant which remains uncured, Tenant may reduce the amount of the Letter of Credit to Six Hundred Thirty Three Thousand Six Hundred Six Dollars ($633,606) by an amendment or by substitution of a new letter of credit which complies with the requirements of this paragraph, which reflects such reduced amount (the "Further Amended Amount").

                  (d) Provided that Tenant has not committed a monetary Event of Default during the previous twelve (12) months and that any other Event of Default has not occurred with respect to Tenant and remains uncured, in the event that Tenant obtains a "BBB" credit rating from Standard & Poors, or a rating equivalent to such Standard & Poors' rating from Moody's, Fitch, or any other comparable rating agency acceptable to Landlord, for senior unsecured debt, the Letter of Credit shall be returned to Tenant within thirty (30) days after Tenant's prior written notification to Landlord that it has received such rating. In the event that said senior unsecured debt credit rating is later withdrawn or reduced, then Tenant shall have thirty
(30) days to post a new Letter of Credit in an amount calculated in accordance with the reductions permitted under this subparagraph and subparagraphs 32(a) and (b) above.

                  (e) If an Event of Default occurs, Landlord shall be entitled to draw upon the Letter of Credit in the amount determined by Landlord necessary to cure such Event of Default and compensate Landlord for any damages suffered by Landlord as a result thereof. Tenant shall immediately restore the face amount of the Letter of Credit to the face amount which was applicable immediately prior to Landlord's drawing down sums thereunder pursuant to an amendment to the Letter of Credit reasonably acceptable to Landlord or a replacement of the Letter of Credit (provided the Letter of Credit requirements in Section 35(a) are satisfied, or shall deposit with Landlord a cash sum in an amount which when added to the amount available to be drawn under the Letter of Credit equals the amount of the Letter of Credit immediately prior to Landlord's draw under the Letter of Credit. Any cash deposited with Landlord shall be held by Landlord as a Security Deposit pursuant to subparagraph 32(b) of this Lease. Notwithstanding anything to the contrary contained herein, any failure by Tenant to restore the face value of the Letter of Credit to such amount, to replace the Letter of Credit or to deposit with Landlord a corresponding cash amount, within five business (5) days after its receipt of a written request from Landlord shall be an Event of Default. Without limiting any other rights or remedies of

Landlord as a result of such Event of Default, Landlord may draw down any sums then remaining under the Letter of Credit and Tenant shall within five
(5) business days after its receipt of a written request from Landlord deposit cash with Landlord in an amount sufficient to bring the sums held by Landlord to an amount equal to the current Amended Amount. The cash then held by Landlord in the amount of such current Amended Amount shall be held as the Security Deposit pursuant to the provisions of subparagraph 32 of the Lease for the remainder of the term of the Lease. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.

                  (f) The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all the provisions of this Lease to be performed or observed by Tenant. If Tenant fails to pay rent or other sums due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of the Security Deposit for the payment of any rent or other sum in default or for the payment of any other sum to which Tenant compensates Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the Security Deposit, Tenant shall within ten
(10) days after demand therefor deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the full amount thereof and Tenant's failure to do so shall be a material breach of this Lease.

                  (g) Subject to the other provisions of this Lease, at the end of the Lease Term, as the same may be extended as provided hereunder, the then current Letter of Credit and any amount held by Landlord as a Security Deposit shall be returned to Tenant within sixty (60) days of the Term Expiration Date. The Letter of Credit and Security Deposit amount, if any, shall be returned to Tenant pursuant to this Section 35(g) by the then Landlord regardless of whether the then Landlord, or any buyer in a foreclosure sale has received the Letter of Credit or Security Deposit; provided the foregoing shall not apply to any lender or mortgagee, unless specifically agreed to in writing by such lender or mortgagee.

         36. WAIVER. The waiver by Landlord or Tenant of any agreement, condition or provision herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition or provision herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be construed to waive or to lessen the right of either party to insist upon the performance by the other party in strict accordance with such terms. The subsequent acceptance of rental hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any agreement, condition or provision of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of preceding breach at the time of acceptance of the rental.

         37. NOTICES AND CONSENTS. All notices, consents, demands and other communications from one party to the other that are given pursuant to the terms of this Lease shall be in writing and shall be deemed to have been fully given (i) three (3) days after deposit in the United States mail, certified or registered, postage prepaid, (ii) one (1) day after mailed by overnight courier service, (iii) on the date of delivery if personally delivered (provided that, personal delivery in the Building is not effective delivery to the Landlord) and addressed as follows: prior to the Rent Commencement Date, to Tenant at the address specified in the Basic Lease Information, and to the Premises thereafter, or to such other place as Tenant may from time to time designate in a notice to Landlord; and to Landlord at the address specified in the Basic Lease Information, or to such other place as Landlord may from time to time designate in a notice to Tenant.

         38. COMPLETE AGREEMENT. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements, letters of intent and understandings if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease, the Building or related facilities.

         39. CORPORATE AUTHORITY. If Tenant signs as a corporation, partnership or other entity, each of the persons executing this Lease on behalf of Tenant warrants that Tenant is duly organized and existing, that Tenant has been and is qualified to do business in California, that Tenant has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of Tenant were authorized by Tenant to do so on its behalf. If Landlord signs as a corporation, partnership or other entity, each of the persons executing this Lease on behalf of Landlord warrants that each of the persons signing on behalf of Landlord were authorized by Landlord to do so on its behalf.

         40. STORAGE SPACE. Tenant shall have the right, exercisable by written notice to Landlord prior to December 31, 1999, to lease up to approximately 7,000 square feet of storage space in the Building, but noncontiguous to the Premises, on a month to month basis at the rate of $16.00 per square foot per annum commencing on the date which is thirty (30) days after Tenant has provided notice to Landlord of its intention to lease such storage space. After December 31, 1999, Tenant may only lease such storage space as available and at such rates as Landlord may then be offering such space to third parties. Upon Tenant's written notice to Landlord pursuant to this Section 40, Tenant and Landlord shall enter into a separate lease for the storage space.

         41. NO CONSEQUENTIAL DAMAGES. Notwithstanding any other provision of this Lease, Landlord shall not be liable for any consequential damages, nor shall Landlord be liable for loss of or damage to artwork, currency, jewelry, bullion, unique or valuable documents, securities or other valuables, or for other property not in the nature of ordinary fixtures, furnishings and equipment used in general administrative and executive office activities and functions.

         42. MISCELLANEOUS. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The term "Landlord" or any pronoun used in place thereof includes the plural as well as the singular and the successors and assigns of Landlord. The term "Tenant" or any pronoun used in place thereof includes the plural as well as the singular and individuals, firms, associations, partner-ships and corporations, and their and each of their respective heirs, executors, administrators, successors and permitted assigns, according to the context hereof. The term "person" includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations. Words used in any gender include other genders. Time is of the essence of this Lease and each and all of its provisions. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. The agreements, conditions and provisions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto. Subject to the provisions of Section 47 below, Tenant shall not, without the consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises. Upon the request of Landlord, Tenant shall provide to Landlord from time to time, at no expense to Landlord, copies of such financial statements with respect to Tenant as may have been prepared by or for Tenant. Landlord's acceptance of a partial rent payment shall not constitute a waiver of any rights of Tenant or Landlord, including, without limitation, any right Landlord may have to recover possession of the Premises, in unlawful detainer, or otherwise. Tenant shall not record this Lease or any portion or any reference hereto. If Tenant shall record this Lease, or shall permit or causes this Lease, or any portion hereof or reference hereto to be recorded, this Lease shall, at Landlord's option terminate, or Landlord may declare a default hereunder and pursue any and all remedies provided for in this Lease. If any provisions of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. This Lease shall be governed by and construed pursuant to the laws of the State of California.

         43. ABANDONMENT. Subject to Tenant's rights under Section 18 of this Lease, Tenant shall not vacate or abandon the Premises or any part thereof at any time during the Lease Term. Tenant shall not be deemed to have vacated the Premises if, upon prior written notice to Landlord, Tenant temporarily vacates not more that two floors in the Premises for a period not to exceed three (3) months. Tenant understands that if Tenant should leave the Premises or any part thereof vacant or abandoned, the risk of fire, other casualty, and vandalism to the Premises and the Building will be increased and that, therefore, such action by Tenant shall constitute a material breach of this Lease, whether or not Tenant continues to pay rent and additional rent under this Lease. If Tenant shall vacate, abandon or surrender the Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, and Landlord may sell or otherwise dispose of such personal property in any commercially reasonable manner.

         44. AMERICANS WITH DISABILITIES ACT AND SIMILAR ACTS. Notwithstanding anything to the contrary contained herein or in the Lease, Tenant, at its sole cost and expense, shall (i) cause all alterations, additions, improvements and repairs to the Premises to comply with the provisions of the ADA, Title 24 of the California Administrative Code, and other similar federal, state, and local laws and regulations, including, without limitation, any alterations required under ADA for the purposes of "public accommodations" (as that term is used in the ADA), and (ii) reimburse Landlord upon demand for any and all costs and expenses incurred by Landlord to comply with ADA, Title 24, or such similar federal, state, or local laws and regulations in any other portion of the Building in which the Premises are located arising out of Tenant's specific use of or construction in the Premises, excluding any such costs and expenses arising out of the tenant improvement work described in EXHIBIT C and approved by Landlord. Except as provided above, Tenant shall have no responsibility to comply with such laws in portions of the Building outside of the Premises.

         45. EXHIBITS. The exhibit(s) and addendum, if any, specified in the Basic Lease Information are attached to this Lease and by this reference made a part hereof.

         46. LANDLORD'S LIABILITY; SALE OF BUILDING. The term "Landlord," as used in this Lease, shall mean only the owner or owners of the Building at the time in question. Tenant acknowledges and agrees that the liability of Landlord with respect to its obligations under this Lease, or arising in connection with the ownership, operation, management, leasing, repair, renovation, alteration or any other matter relating to the Building or the Premises, is limited to Landlord's interest in the Building, and Tenant agrees to look solely to Landlord's interest in the Building to satisfy any claim or judgment against or any liability or obligation of Landlord to Tenant under this Lease. In no event shall any partner, officer, director, employee, trustee, beneficiary, advisor, investment manager, manager, agent, member, advisor, or shareholder of Landlord have any personal liability to Tenant with respect to any liability or obligation of Landlord to Tenant, and no recourse shall be had by Tenant against any such parties or the assets of any such parties to satisfy any claim or judgment of Tenant for Landlord's breach of any of its obligations under this Lease. In addition, in the event of any conveyance of title to the Building, Landlord shall be relieved of all liability with respect to Landlord's obligations to be performed under this Lease after the date of such conveyance; provided that, the new owner has assumed the obligations under this Lease in writing. If Tenant provides Landlord with any security for Tenant's performance of its obligations hereunder, Landlord shall transfer such security to the grantee or transferee of Landlord's interest in the Real Property, and once such transfer has been made, Landlord shall be released from any further responsibility or liability of such security. Wherever in this Lease Tenant
(i) releases Landlord from any claim or liability, (ii) waives or limits any of its rights to assert any claim against Landlord or to seek recourse against any property of Landlord or (iii) agrees to indemnify Landlord against any matters, the relevant release, waiver, limitation or indemnity shall run in favor of and apply to Landlord, the direct and indirect constituent shareholders, partners, trustees, beneficiaries, members or other owners of Landlord, and the directors, officers, employees and agents of Landlord and each such constituent shareholder, partner or other owner.

         47.      NAME OF BUILDING AND SIGNAGE.

                  (a) Landlord shall provide Tenant, at Landlord's sole cost and expense, with a proportionate share of the existing Building directory in the main lobby and in any future directory in the Building annex lobby. Tenant may display its name or logo in such directory, consistent with the current directory format and in a manner approved by Landlord. Landlord shall provide Tenant, at Landlord's sole cost and expense, enhanced building signage at the top of the Building directory in the main lobby and the future directory in the Building annex lobby. Landlord shall provide Tenant, at Landlord's sole cost and expense, building standard tenant identification on each floor of the Premises.

                  (b) During the Lease Term and so long as Tenant occupies at least one hundred thousand (100,000) rentable square feet in the Building, Tenant shall have the exclusive right, at Tenant's sole cost and expense, to erect and maintain signage with its corporate name and/or logo, subject to Landlord's approval, on the exterior of the Building in the current location of the Standard Oil plaque at the entrance to the Building and at the top of Building directories within the main lobby and annex lobby of the Building as set forth in Section 47(a) above. If Tenant does not occupy at least one hundred thousand (100,000) rentable square feet in the Building, Tenant shall have a nonexclusive right to erect and maintain such signage within the main lobby and annex lobby of the Building, in size and location appropriately reflecting Tenant's proportional occupancy of the Building. Tenant shall comply, at its sole cost and expense, with any and all laws, statutes, ordinances and governmental rules, regulations or requirements applicable to such signage, including, without limitation, all historical designation regulations and requirements ("Signage Legal Requirements"), and all such signage shall be subject to Landlord's prior approval, which approval shall not be unreasonably withheld. Tenant may request additional signage on the exterior of the building, subject to Landlord's approval. In the event that Landlord approves such additional signage on the exterior of the Building, Tenant shall be responsible for obtaining all necessary approvals from governmental authorities and paying all costs thereof, including, but not limited to any historical review agencies, for said additional signage and complying with all Signage Legal Requirements and paying all costs for the manufacturing and installation of said signage. For purposes of this Section 47, space shall be deemed "occupied" by Tenant if, and only if, such space is leased to Tenant and, such space is not subject to a sublease or assignment by Tenant or any other form of occupancy agreement between Tenant and any third party.

                  (c) During the Lease Term and so long as Tenant occupies at least one hundred thousand (100,000) rentable square feet in the Building, (i) Tenant shall have the exclusive right to name the Building, as reasonably approved by Landlord, and Landlord shall adopt and reasonably use the name as designated by Tenant on or before December 31, 1999, and
(ii) Tenant shall have the exclusive right to the exterior premier office signage at the main lobby entrance and the annex entrance to the Building. Notwithstanding the foregoing, Tenant and any Affiliate shall have the right to use its corporate name or a variation thereof as the Building name. Tenant shall have the right to rename the Building up to four (4) times during the Lease Term, as extended pursuant to the terms herein, subject to Landlord's reasonable approval. Landlord shall use such name designated by Tenant in Building marketing or promotional materials produced by or on behalf of Landlord; provided, that, Tenant grants Landlord a license to use such name for said purposes and in the case of a logo, Tenant provides Landlord with the appropriate logo art work for use in connection with said materials. Tenant agrees that Landlord and other tenants of the Building may, but are not required to, use such name as part of their address. If Tenant changes its designation of the Building name after Tenant's initial designation of the Building name pursuant to this Section 47(c), Tenant shall reimburse Landlord for all actual out-of-pocket costs and expenses incurred by Landlord in reprinting the Building stationary, advertising and promotional materials and making all required signage changes.

                  (d) In the event that Tenant does not occupy at least one hundred thousand (100,000) rentable square feet in the Building, either Landlord or Tenant shall have the right to remove any signage erected by Tenant on the exterior of the Building at the sole cost and expense of Tenant, upon which all use of the name designated by Tenant pursuant to Section 47(c) above to identify the Building shall cease and Landlord shall thereafter have the right, in its sole and absolute discretion, to cease using such name in Building marketing and promotional materials and to rename the Building.

                  (e) The rights granted to Tenant pursuant to this Section shall be personal to Xoom.com, Inc. and any Affiliate, and such right shall not inure to the benefit of any assignee or subtenant of Xoom.com, Inc., except to an Affiliate.

                  (f) Notwithstanding anything to the contrary contained herein, any signage rights specifically designated to retail tenants in the Building shall be excluded from Tenant's rights herein.

         48.      HAZARDOUS SUBSTANCE DISCLOSURE.

                  (a) California law requires landlords to disclose to tenants the existence of certain Hazardous Materials. Accordingly, the existence of gasoline and other automotive fluids, asbestos containing materials, maintenance fluids, copying fluids and other office supplies and equipment, certain construction and finish materials, tobacco smoke, cosmetics and other personal items must be disclosed. Gasoline and other automotive fluids are found in the garage area of the Building. Cleaning, lubricating and hydraulic fluids used in the operation and maintenance of the Building are found in the utility areas of the Building not generally accessible to Building occupants or the public. Many Building occupants use copy machines and printers with associated fluids and toners, and pens, markers, inks, and office equipment that may contain Hazardous Materials. Certain adhesives, paints and other construction materials and finishes used in portions of the Building may contain Hazardous Materials. Although smoking is prohibited in the public areas or the Building, these areas may from time to time be exposed to tobacco smoke. Building occupants and other persons entering the Building from time to time may use or carry prescription and non-prescription drugs, perfumes, cosmetics and other toiletries, and foods and beverages, some of which may contain Hazardous Materials.

                  (b) Tenant acknowledges that certain reports and letters (collectively "Reports") dealing with the presence of ACMs in the Building are available for its review in the property management office of the Building. The Reports contain the specific locations within the Building where ACMs are present, describe potential health risks or impacts that may result from exposure to asbestos contained in the ACMs, and set forth certain information to convey that moving, drilling, boring or otherwise disturbing the ACMs may present a health risk, and consequently, should not be attempted by any person who is not qualified to handle ACMs. Tenant acknowledges that it is aware of the existence, location and condition of ACMs, both friable and non-friable in the Building and (if applicable) in the Premises. Tenant agrees that it has been afforded full and adequate opportunity to inspect or otherwise evaluate asbestos and ACMs in the Building and Premises and that, subject to the Work Letter, by taking possession of the Premises, it accepts the condition of such Premises and the Building with respect thereto. During the Lease Term, and so long as Tenant occupies any portion of the Premises, Tenant shall familiarize itself and comply with all recommendations under the Reports, with respect to the maintenance of any and all ACMs in the Premises so as to prevent the release of any asbestos fibers or other ACMs. Tenant shall be responsible for insuring that all employees of Tenant and all individuals entering the Premises are aware of the matters set forth in the Reports with respect to the presence of ACMs in the Premises and the Building. To the extent any individuals enter the Premises, who are not engaged by Landlord, to perform maintenance, repairs, alterations or renovations, such individuals will be apprised by Tenant of the presence of ACMs and Tenant will make the contents of the Reports available to such individuals to ensure that all statutes, codes and regulations applicable to the handling of all ACMs in the Building. Tenant shall inform Landlord in a timely manner of any work to be undertaken in the Premises that may disturb any ACMs, so that Landlord may obtain a release, in form satisfactory to Landlord in its sole discretion, from those involved in such activities with respect to any liability accruing from such work undertaken in the Premises. Such notification shall be in addition to, and not in lieu of, any and all notifications and consents required under this Lease with respect to alterations or other work in the Premises by Tenant. Tenant shall indemnify, defend, protect and hold Landlord harmless from any and all claims, losses, liabilities or damages, including attorney's fees and costs, resulting from Tenant's failure to comply with the foregoing provisions related to ACMs and asbestos, including, without limitation, the failure to notify Landlord in the manner described above. Tenant will further indemnify, defend, protect and hold Landlord harmless from any and all claims (known and unknown), losses, liabilities or damages (including attorneys' fees) relating to exposure to or injury caused or aggravated by ACMs, directly or indirectly, from Tenant's failure to follow the prescribed safety requirements, precautions and procedures outlined in the Reports as the same may be hereinafter modified, updated or revised; or which results from Tenant's failure to inform individuals and employees of Tenant of the contents of the Reports, including, without limitation, failure to so inform individuals who are so undertaking alterations, renovations, maintenance or repairs of ACMs containing areas of the Premises or the Building; or which results from any failure of such individuals or Tenant's employees to comply with recommendations or requirements set forth in the Reports. By its execution of this Lease, Tenant acknowledges that the notice set forth hereinabove shall constitute the notice required under California Health and Safety Code Section 25915.5.

                  (c) Tenant shall have no liability for the removal or remediation of Hazardous Material existing in the Building prior to the date of the execution and delivery of this Lease. Subject to Tenant's obligations in Section 48, Landlord shall indemnify, defend, protect and hold Tenant harmless from any and all claims, losses, liabilities or damages, including reasonable attorney's fees and costs, resulting from or arising out of the presence of any Hazardous Material found on, in or under the Building or Premises, other than any Hazardous Materials brought into the Premises or Building by Tenant and Tenant's agents, employees and contractors and any claims, losses, liabilities or damages resulting from or arising out of the negligence of Tenant, its agents, employees, contractors or invitees.

         49. REAL ESTATE BROKERS. Landlord and Tenant each represents and warrants to the other that such party has negotiated this Lease directly with the Real Estate Brokers identified in the Basic Lease Information and has not authorized or employed, or acted by implication to authorize or to employ, any other real estate broker or salesman to act for such party in connection with this Lease. All leasing commissions due in connection with this Lease shall be paid by Landlord in accordance with (i) a separate agreement between Landlord and Grubb & Ellis, and (ii) that certain Brokerage Commission Agreement by and between Landlord and The Robax Group, Inc., dba Rosen & Reynolds. Landlord shall indemnify, defend and hold Tenant harmless from and against any and all claims for said leasing commissions by the Real Estate Brokers identified in the Basic Lease Information. Each party shall indemnify, defend and hold the other harmless from and against any and all claims by any real estate broker or salesman other than the Real Estate Brokers identified in the Basic Lease Information for a commission, finder's fee or other compensation as a result of the inaccuracy of such party's representation above.

         50. NOTICE TO MORTGAGEE; FINANCIAL STATEMENT. If the holder of any mortgage covering all or a portion of the Premises shall give notice to Tenant that it is the holder of such mortgage and such notice includes the address to which notices to such mortgagee are to be sent, then Tenant agrees to give to said holder of such mortgage notice simultaneously with any notice given to Landlord to correct any default of Landlord and agrees that the holder of such mortgage shall have the right, within sixty (60) days after receipt of said notice, to commence correction of such default and diligently prosecute completion thereof before Tenant may take any action under this Lease by reason of any default. Should Landlord or mortgage holder under this Lease request a copy of Tenant's current financial statement, Tenant agrees to furnish a certified copy of same to Landlord within fifteen (15) days of such request; provided, that, so long as Tenant is a public company, Tenant agrees to provide the most recent financial statements publicly available.

         51.      OPTION TO EXTEND.

                  (a) Tenant shall have two (2) consecutive options to extend the Term of this Lease with respect to all of the Premises for a period of five (5) years each commencing on the Term Expiration Date (the "Extension Period") subject to the conditions contained in this Section. The options to extend are sometimes referred to collectively herein as an "Option to Extend."

                           (i)      The Option to Extend shall be exercised,
if at all, by written notice of exercise given to Landlord by Tenant not more than eighteen (18) months nor less than twelve (12) months prior to the expiration date of the Term Expiration Date. In the event that Tenant fails to deliver such exercise notice to Landlord on or before the date that is exactly twelve (12) months prior to the Term Expiration Date, the Option to Extend shall be null and void and of no further force or effect.

                           (ii)     Anything herein to the contrary
notwithstanding, if an Event of Default has occurred with respect to Tenant which remains uncured following the expiration of any applicable notice and cure period, either at the time Tenant exercises the Option to Extend or on the commencement date of the Extension Period, then Landlord shall have, in addition to all of Landlord's other rights and remedies provided in this Lease, the right to terminate the Option to Extend upon thirty (30) days written notice to Tenant (with Tenant having failed to cure the default during such thirty (30) day period).

                  (b) In the event the Option to Extend is exercised in a timely fashion, this Lease shall be extended for an additional five (5) years upon all of the terms and conditions of this Lease; provided, that, the Base Expense Year and Base Tax Year shall be adjusted to the calendar year in which each Option to Extend is effective (however, if the Option to Extend is effective during the last three (3) months of a calendar year, the Base Expense Year and Base Tax Year shall be the next calendar year); and provided further that, the Base Monthly Rent and additional rent for such Extension Period shall be adjusted to equal ninety-seven percent (97%) of the "Fair Market Rent" for each floor of the Premises and provided further that there shall be no tenant improvement allowance and, upon the exercise of the second Option to Extend, no further option to extend the Lease Term. For purposes hereof, "Fair Market Rent" shall mean the prevailing gross rental rate per annum per square foot as of the date six (6) months prior to the commencement of the Extension Period, including, without limitation, base rent, additional rent and all other monetary payments (including base rent increases and step-ups) agreed to be paid by new tenants generally for similar space in a condition (including the state of build out) and location (within the Building and any comparison buildings) comparable to each floor of the Premises in comparable buildings for five (5) year terms, pursuant to new leases entered into by such other tenants, and considering any rental abatement and any other similar concessions granted in connection with new leases for such comparable space (including tenant improvement allowances and other similar items but excluding the payment of any leasing commissions in comparable transactions).

                  (c) On or before the date that is nine (9) months prior to the commencement of the Extension Period, Landlord shall notify Tenant in writing of Landlord's proposed Fair Market Rental for the term of the Extension Period, based on the provisions of this Section above. Within thirty (30) days after receipt of such notice from Landlord, Tenant shall have the right either to (i) accept Landlord's statement of Fair Market Rent as the Fair Market Rental for the Extension Period, or (ii) elect to arbitrate Landlord's estimate of Fair Market Rent, such arbitration to be conducted pursuant to the provisions hereof. Failure on the part of Tenant to require arbitration of Fair Market Rent within thirty (30) such day period shall constitute acceptance of the Fair Market Rental for the Extension Period, as proposed by Landlord. If Tenant elects arbitration, the arbitration shall be concluded as expeditiously as reasonably possible with the goal of being concluded within ninety (90) days after the date of Tenant's election. To the extent that arbitration has not been completed prior to commencement of the Extension Period, Tenant shall pay Base Monthly Rental, additional rent and all other charges in an amount equal to the Fair Market Rent proposed by Landlord, and the Base Monthly Rental, additional rent and all other charges shall be adjusted, if necessary, once the Fair Market Rent is ultimately determined by arbitration. Should the monthly installments of Base Monthly Rental, additional rent and all other charges as adjusted for the period following the completion of such arbitration exceed the amount previously paid by Tenant for such period, Tenant shall pay the entire difference to Landlord within thirty (30) days following delivery of written demand. Should the monthly installments of Base Monthly Rental, additional rent and all other charges as adjusted following completion of such arbitration be less than the amount previously paid by

Tenant for such period, Landlord shall credit such difference against the next installment(s) of Base Monthly Rental coming due. Upon determination of the Fair Market Rent for the Extension Period (whether by mutual agreement or by arbitration), the parties shall enter into an amendment to this Lease memorializing such determination.

                  (d) In the event of arbitration, the judgment or the award rendered in any such arbitration may be entered in any court having jurisdiction and shall be final and binding between the parties. The arbitration shall be conducted and determined in the City and County of San Francisco in accordance with the then prevailing rules of the American Arbitration Association or its successor for arbitration of commercial disputes except to the extent that the procedures mandated by said rules shall be modified as follows:

                           (i)      Tenant shall make demand for arbitration
in writing within thirty (30) days after service of Landlord's determination of Fair Market Rent given as provided above, specifying therein the name and address of the person to act as the arbitrator on its behalf. The arbitrator shall be qualified as a real estate appraiser with at least five (5) years experience or a real estate broker with at least ten (10) years experience and otherwise familiar with the Fair Market Rent of office space in the above-described area who would qualify as an expert witness over objection to give opinion testimony addressed to the issue in a court of competent jurisdiction. Failure on the part of Tenant to make a proper demand in a timely manner for such arbitration shall constitute a waiver of the right thereto. Within fifteen (15), days after the service of the demand for arbitration, Landlord shall give notice to Tenant, specifying the name and address of the person designated by Landlord to act as arbitrator on its behalf who shall be similarly qualified. If Landlord fails to notify Tenant of the appointment of its arbitrator, within or by the time above specified, then the arbitrator appointed by Tenant shall be the arbitrator to determine the issue.

                           (ii)     In the event that two (2) arbitrators are
chosen pursuant to the provisions of this Section, the arbitrators so chosen shall, within fifteen (15) days after the second arbitrator is appointed, appoint a third arbitrator, who shall be a competent and impartial person with qualifications similar to those required of the first two (2) arbitrators pursuant to subparagraph (d)(1). In the event the two (2) arbitrators are unable to agree upon such appointment within ten (10) days after expiration of said fifteen (15) day period, the third arbitrator shall be selected by the parties themselves, if they can agree thereon, within a further period of fifteen (15) days. If the parties do not so agree, then either party, on behalf of both, may request appointment of such a qualified person by the then Chief Judge of the United States District Court having jurisdiction over the City and County of San Francisco, acting in his private and not in his official capacity, and the other party shall not raise any question as to such Judge's full power and jurisdiction to entertain the application for and make the appointment. The third arbitrator shall decide the dispute if it has not previously been resolved by following the procedure set forth below.

                           (iii)    Where an issue as to Fair Market Rent
cannot be resolved by settlement between the parties during the course of arbitration, the issue shall be resolved by the third arbitrator in accordance with the following procedure. The arbitrator selected by each of


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

the parties shall state in writing his or her determination of the Fair Market Rent supported by the reasons therefor with counterpart copies to each party. The arbitrator shall arrange for a simultaneous exchange of the determination of Fair Market Rent. The role of the third arbitrator shall be to select which of the two proposed determinations of Fair Market Rent most closely approximates his or her determination of Fair Market Rent. The third arbitrator shall have no right to propose a middle ground or any modification of either of the two proposed determinations of Fair Market Rent. The resolution he or she chooses as most closely approximating his or her determination shall constitute the decision of the arbitrators and be final and binding upon the parties.

                           (iv)     In the event of a failure, refusal or
inability of any arbitrator to act, his or her successor shall be appointed by him, but in the case of the third arbitrator, his or her successor shall be appointed in the same manner as provided for appointment of the third arbitrator. The arbitrators shall decide the issue within fifteen (15) days after the appointment of the third arbitrator. Any decision in which the arbitrator appointed by Landlord and the arbitrator appointed by Tenant concur shall be binding and conclusive upon the parties. Each party shall pay the fee and expenses of its respective arbitrator and both shall share the fee and expenses of the third arbitrator. The attorneys' fees and expenses of counsel for the respective parties and of witnesses shall be paid by the respective party engaging such counsel or calling such witnesses.

                           (v)      The third arbitrator shall have the right
to consult experts and competent authorities to obtain factual information or evidence pertaining to a determination of Fair Market Rent, but any such consultation shall be made in the presence of both parties with full right on their part to cross-examine. The third arbitrator shall render his or her decision in writing with counterpart copies to each party. The third arbitrator shall have no power to modify the provisions of this Lease.

                  (e) The Option to Extend granted to Tenant pursuant to this Section shall be personal to Xoom.com, Inc. and any Affiliate, and such right shall not inure to the benefit of any assignee or subtenant of Xoom.com, Inc., except to an Affiliate.

         52.      RIGHT OF FIRST REFUSAL.

                  (a) Tenant shall have a continuing right of first refusal with respect to any contiguous space in the Building of ten thousand (10,000) square feet or greater as measured by the ANSI/BOMA Z65.1-1996 standards that becomes available during the term of the Lease, excluding any space on the ground floor of the Building (the "Refusal Space"), subject to the existing rights of existing tenants to the Refusal Space. Provided that no Event of Default has occurred which has not been cured, if Landlord shall receive an offer to lease any portion of the Refusal Space, which offer Landlord shall desire to accept, Landlord shall give written notice of the said offer to Tenant ("Landlord's Refusal Notice"). The Landlord's Refusal Notice shall set forth in reasonable detail the terms of the offer, including a description of the space, the Base Monthly Rental (including escalations thereof), condition of the space (i.e., as is, building standard construction, tenant improvement allowances), taxes, maintenance costs and other pass-throughs, term and any other material terms of the offer. Within ten
(10) days of receiving

Landlord's Refusal Notice, Tenant may elect, by written notice to Landlord, to accept the Refusal Space upon the terms and conditions stated in the Landlord's Refusal Notice. Tenant's failure to make a timely election to accept the specified space shall be deemed a rejection of the Refusal Space. Upon Tenant's rejection or deemed rejection of the Refusal Space, Landlord shall be free to accept the offer to lease and lease the space to a third party pursuant to the terms thereof. Upon Tenant's acceptance of the Refusal Space, the parties shall prepare and execute an amendment incorporating the Refusal Space into the Lease subject to all of the terms, covenants, and conditions herein, except as modified by the terms of the offer. The right contained in this Section is personal to Xoom.com, Inc. and its Affiliates, and such right shall not inure to the benefit of any assignee or subtenant of Xoom.com, Inc., except for its Affiliates and such right shall be subject to the provisions of Section 18.

                  (b) Tenant's rights under this Section are subject and subordinate to and only to the rights of the existing tenants of the Building which currently have expansion rights, rights of first refusal or rights of first negotiation with respect to space on the Refusal Space. A list of said existing tenants is set forth on SCHEDULE 1 attached hereto and made a part hereof.

         Notwithstanding the foregoing, Landlord shall have the right to negotiate amendments to the Lease of any tenant in the Building to provide for an extension of said tenant's expiration of Lease Term for a reasonable period of time to facilitate said tenant's vacation of its Premises.

         53.      PARKING.

                  (a) Tenant shall lease two (2) parking stalls in the Building's parking garage (the "Parking Garage") in connection with the 8th Floor, an additional two (2) parking stalls in connection with the 9th Floor, an additional (two) parking stalls in connection with the 19th Floor, an additional four (4) parking stalls in connection with the 12th and 13th Floors, an additional six (6) parking stalls in connection with the 20th and 21st Floors and an additional two (2) parking stalls in connection with the 22nd Floor, for an aggregate total of eighteen (18) parking stalls (the "Parking Stalls"). If Tenant leases any additional full floor space in the Building, Tenant shall be granted the option to lease up to two (2) additional parking stalls for each additional full floor space.

                  (b) Tenant shall execute the standard form parking lease for the Parking Garage with Landlord's third-party contractor (the "Garage Operator") within ten (10) days after mutual execution of the Lease (the "Parking Lease"). The lease term for a Parking Stall(s) shall commence on the Term Commencement Date of the floor to which the Parking Stall(s) is attributable. Tenant's use of the Parking Stalls shall subject to all other terms and conditions contained in the Parking Lease, including without limitation the then-current monthly rental rate per parking stall, as the same may be adjusted from time to time by Landlord's third-party contractor. Landlord agrees that Tenant, to the extent Tenant has a Parking Garage monthly pass, shall have access to the Parking Garage twenty-four (24) hours per day, seven (7) days a week. From time to time during the Term, Tenant shall be entitled to decrease (on thirty (30) days' prior notice to the third party parking operators with a copy to Landlord) or increase (on three (3)


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

months' prior notice to such third party parking operator with a copy to Landlord) its number of parking spaces up to the maximum number of Parking Stalls specified above.

         54.      BICYCLE PARKING.

                  (a) Landlord shall cooperate to provide Tenant access to bicycle parking in the Parking Garage, subject to the rights of the Garage Operator under the terms of its lease for the Parking Garage. Any additional compliance with applicable codes, regulations and law required as a result of such bicycle parking shall be Tenant's obligation, including, but not limited to fees and expenses in connection therewith.

                  (b) If Tenant provides bicycle parking in Tenant's Premises, all bicycles are required to enter to and from the Building through the Parking Garage. Tenant and Tenant's employees, agents or contractors may only bring bicycles to and from the Premises via the freight elevator.

                  (c) In the event that Tenant or Tenant's employees, agents or contractors bring bicycles to and from Tenant's Premises through the lobby areas of the Building, as opposed to through the Parking Garage and the freight elevator, Landlord shall provide written notice of such activity to Tenant ("Bicycle Violation Notice"). After the fifth Bicycle Violation Notice in any consecutive twelve (12) month period, Tenant shall be required to reimburse Landlord for the cost of providing a security guard in the lobby area in order to enforce Tenant's obligations under this Section. In the event that a security guard is required pursuant to this Section, Landlord and Tenant shall review the necessity for such guard after twelve (12) months after the security guard is first required.

         55. INTERNAL FIRE STAIRS. Tenant shall have the right to use the internal stair cases and internal fire-stairs in the Building for travel between the floors in the Premises, subject to any applicable governmental law, regulation or code related restriction. Tenant shall be responsible for any and all costs in connection with the installation of access code key pads on each floor and all code related expenses if any.

         56. DEDICATED ELEVATOR. Landlord shall provide Tenant with access to one elevator in the annex portion of the Building that exclusively services and provides direct access to the floors on which the Premises are located, including, but not limited to the 22nd Floor. Notwithstanding anything to the contrary contained herein, in the event that Tenant occupies less than one hundred thousand (100,000) rentable square feet in the Building, Tenant shall no longer be entitled to an elevator that exclusively services Tenant's Premises. For purposes of this Section 56, space shall be deemed "occupied" by Tenant if, and only if, such space is leased to Tenant and, such space is not subject to a sublease or assignment by Tenant or any other form of occupancy agreement between Tenant and any third party.

         57. YEAR 2000. Landlord agrees that Landlord shall pay all costs necessary to correct any problems, and will cause such problems to be corrected, in the operation of the operating systems in the Building resulting from any deficiencies in the computer software of the Building to convert to dates after January 1, 2000. All such costs shall be excluded from Expenses.

         IN WITNESS WHEREOF, the parties have executed this Lease on the respective dates indicated below:

TENANT:                                   LANDLORD:

Xoom.com, Inc., a                         OAIC Bush Street, LLC,
Delaware corporation                      a Delaware limited liability company

By: /s/ Chris Kitze                       By:  /s/ Gregory Breskin
   ----------------------------              ------------------------------
Name:   Chris Kitze                       Name:    Gregory Breskin
     --------------------------               -----------------------------
Its:    Chairman                          Its:     Vice President
    ---------------------------               -----------------------------

Date of Execution:   8/9/99               Date of Execution: Aug. 9, 1999
                  -------------                             --------------

By: /s/ John Harbottle                    By:     /s/ Christine Reich
   -----------------------------             ---------------------------------
Name:   John Harbottle                    Name:       Christine Reich
     ---------------------------               -------------------------------
Its:    CFO                               Its:        President
    ----------------------------              --------------------------------

                                    EXHIBIT A

                            DIAGRAMS OF FLOOR PLANS
                           FOR 8TH, 9TH, 12TH, 13TH,
                        19TH, 20TH, 21ST, AND 22ND FLOORS

                                    EXHIBIT B

                              RULES AND REGULATIONS

         1. The sidewalks, halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways of the Building shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building except such roof or portion thereof as may be contiguous to the premises of a particular tenant and may be designated in writing by Landlord as a roof deck or roof garden area; provided that, so long as Tenant remains in occupancy of the 22nd Floor, the loggia area on the 22nd Floor shall be designated a roof garden area for Tenant's exclusive use.

         2. No sign, placard, picture, name, advertisement or notice visible from the exterior of any tenant's premises shall be inscribed, painted, affixed or otherwise displayed by any tenant on any part of the Building without the prior written consent of Landlord. Landlord will adopt and furnish to tenants general guidelines relating to signs inside the Building on the office floors. Each tenant shall conform to such guidelines, but may request approval of Landlord for modifications, which approval will not be unreasonably withheld. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of the Tenant by a person approved by Landlord, which approval will not be unreasonably withheld. Material visible from outside the Building will not be permitted.

         3. The Premises shall not be used for the storage of merchandise held for sale to the general public or for lodging; provided that, the Premises may be used for the incidental sale of merchandise to Tenant's employees of up to Twenty-Five Thousand Dollars ($25,000) per year, subject to the rights of other current and future tenants in the Building and subject to Tenant's compliance with all applicable laws, including, without limitation, zoning laws, with respect thereto. No cooking shall be done or permitted by any tenant on the premises, except that use by the tenant of food and beverage vending machines and Underwriters' Laboratory approved microwave ovens and equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

         4. No tenant shall employ any person or persons other than Landlord's janitorial service for the purpose of cleaning the premises, unless otherwise approved by Landlord; provided, that, Tenant may contract for additional janitorial services, subject to Landlord's reasonable approval thereof. No person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No tenant shall cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness. Janitor service will not be furnished on nights when rooms are occupied after 9:30 p.m. unless, by prior arrangement with Landlord, service is extended to a later hour for specifically designated rooms.

         5. Landlord will furnish each tenant, free of charge, with two keys to each door lock in its premises. Landlord may make a reasonable charge for any additional keys. No tenant shall have any keys made. No tenant shall alter any lock or install a new or additional lock or any bolt on any door of its premises without the prior consent of Landlord. The tenant shall in each case furnish Landlord with a key for any such lock. Each tenant, upon the termination of its tenancy, shall deliver to Landlord all keys to doors in the Building which shall have been furnished to the tenant.

         6. The freight elevator shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property shall be repaired at the expense of the tenant.

         7. No tenant shall use or keep in the premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material other than limited quantities thereof reasonably necessary for the operation or maintenance of office equipment, or, without Landlord's prior approval, use any method of heating or air conditioning other than that supplied by Landlord.

         8. No tenant shall use or keep or permit to be used or kept any foul or noxious gas or substance in the premises, or permit or suffer the premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business therein.

         9. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m. and at all hours on Saturdays, Sundays and legal holidays all persons who do not present a pass signed by Landlord to the Building. Landlord will furnish passes to persons for whom any tenant requests the same in writing. Each tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate.

         11. The directories of the Building, located in the two lobby areas, will be provided for the display of the name and location of tenants and a reasonable number of the principal officers and employees of tenants (based on a pro rata share between all of the tenants in the Building, the denominator of which shall be the total directory space available in the two lobby areas), and Landlord reserves the right to exclude any other names therefrom. Tenant shall have the right to directory space in both of the lobby area directories, but in no event shall Tenant have more than its pro rata share of directory space. Any additional name which a tenant desires to have added to the directory shall be subject to Landlord's approval and may be subject to a charge therefor.

         12. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any exterior window in the Building without the prior consent of Landlord. If consented to by Landlord, such items shall be installed on the office side of the standard window covering and shall in no way be visible from the exterior of the Building.

         13. Messenger services and suppliers of bottled water, food, beverages, and other products or services shall be subject to such reasonable regulations as may be adopted by Landlord. Landlord may establish a central receiving station in the Building for delivery and pick-up by all messenger services, and may limit delivery and pick-up at tenant premises to Building personnel.

         14. Each tenant shall see that the doors of its premises are closed and locked and that all water faucets or apparatus, cooking facilities and office equipment (excluding office equipment required to be operative at all times) are shut off before the tenant or its employees leave the premises at night, so as to prevent waste or damage, and for any default or carelessness in this regard the tenant shall be responsible for any damage sustained by other tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress.

         15. The toilets, urinals, wash bowls and other rest room facilities shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

         16. Except with the prior consent of Landlord, no tenant shall sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the premises, nor shall any tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business or from the premises for the service or accommodation of occupants of any other portion of the Building, nor shall the premise of any tenant be used for manufacturing of any kind, or any business or activity other than that specifically provided for in such tenant's lease.

         17. No tenant shall install any antenna, loudspeaker, or other device on the roof or exterior walls of the Building.

         18. There shall not be used in any portion of the Building, by any tenant or its invitees, any hand trucks or other material handling equipment except those equipped with rubber tires and side guards unless otherwise approved by Landlord.


         19. Each tenant shall store its refuse within its premises. No material shall be placed in the refuse boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of refuse in the City and County of San Francisco without being in violation of any law or ordinance governing such disposal. All refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

         20. Canvassing, peddling, soliciting, and distribution of handbills or any other written materials in the Building are prohibited, and each tenant shall cooperate to prevent the same.

         21. The requirements of the tenants will be attended to only upon application by telephone or in person at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

         22. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a wavier of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

         23. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

         24. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein.

                                    EXHIBIT C

                     Work Letter and Construction Agreement

                  THIS AGREEMENT supplements the Lease dated for reference purposes only as of August 13, 1999 (the "Lease") executed concurrently herewith by OAIC BUSH STREET, LLC, a Delaware limited liability company, as Landlord, and Xoom.com, Inc., a Delaware corporation , as Tenant.

         1.       GENERAL.

                  (a) The purpose of this Work Letter and Construction Agreement ("Work Letter") is to set forth how the Tenant Work (as defined below) in the Premises (as defined in the Lease) are to be designed and constructed, who will pay for the design and construction of the Tenant Work, and the time schedule for completion of the Tenant Work.

                  (b) Except as otherwise defined in this Work Letter, all capitalized terms utilized in this Work Letter shall have the meanings set forth in the Lease.

                  (c) The provisions of the Lease, except where clearly inconsistent or inapplicable to this Work Letter, are incorporated into this Work Letter.

                  (d) Except for the Tenant Work and Base Building Work (as defined below) to be constructed pursuant to this Work Letter, Tenant accepts the Premises in their "AS IS" condition and acknowledges that it has had an opportunity to inspect the Premises and the Building prior to signing the Lease and finds them to be in satisfactory condition. Notwithstanding anything to the contrary in the preceding sentence, Landlord hereby assumes full responsibility, at its sole cost, for the removal, encapsulation or other maintenance of asbestos which is encountered during the construction of Part I of the Base Building Work and the Tenant Work, provided that the decision to remove, encapsulate or perform other maintenance of such Hazardous Materials shall be made at Landlord's sole discretion and Landlord shall notify Tenant in writing upon substantial completion of Part I of the Base Building Work of the location(s) of encapsulated Hazardous Materials.

         2.       PREPARATION OF PLANS; SELECTION OF DESIGNER/ARCHITECT.

                  (a) Tenant shall have the right to engage the services of SMP/SHG Incorporated as Tenant's space planner ("Tenant's Space Planner") and as Tenant's architect ("Tenant's Architect") for purposes of the Work Letter, including the design and initial space planning of each respective floor of the Premises which design shall address the tenant improvements, exclusive of the Base Building Work, to be initially installed in each floor of the Premises pursuant to this Work Letter (such tenant improvements are referred to herein as the "Tenant Work"). Tenant and Tenant's Space Planner shall take such action as is reasonably necessary and otherwise shall cooperate with Landlord's architect, RMW Architects ("Landlord's Architect"), in Tenant's Space Planner's preparation of a "hard line space/pricing plan" for each floor of the Premises (collectively, the "Space Plan"), which shall contain all of the information on SCHEDULE 1, attached hereto and made a part hereof. Tenant's Space Planner shall complete and deliver for Landlord's review (i) an initial draft of the Space Plan for the 12th Floor, 13th Floor, 19th Floor, 20th Floor and 21st Floor, (ii) an initial draft of the Space Plan for the 22nd Floor, and (iii) in the case of either an initial Sublessee Build Out or a Tenant Build Out (as these terms are defined in Section 3 of the Lease) on the 8th Floor and 9th Floor, an initial draft of the Space Plan for the 8th Floor and 9th Floor after the expiration of the Availability Notice Period (as defined in Section 3 of the Lease). Landlord, within ten (10) business days after its receipt of the initial draft of a Space Plan for a particular floor in the Premises, shall provide Tenant's Space Planner with its written approval or disapproval thereof (with a statement of the specific reasons therefor in the event of any such disapproval). Tenant's Space Planner, within five (5) business days after receipt of Landlord's response, shall produce a final Space Plan for said floor that shall reflect any comments/corrections proposed by Landlord.

                  (b) After Landlord's approval of the final Space Plan for each respective floor of the Premises, Tenant's Architect shall have prepared and shall have submitted the same to Landlord or its representative for its review and approval, an initial draft of engineered mechanical and electrical drawings and architectural working drawings, which show all doors, light fixtures, electrical outlets, telephone outlets and other improvements to the respective floor of the Premises beyond the demolition, asbestos abatement, remediation and/or other maintenance (as set forth in SCHEDULE 2), to the extent not already completed, and shell and core improvements to be provided by Landlord as described in SCHEDULE 2 attached hereto (such demolition, asbestos abatement and/or remediation and shell and core improvements are referred to herein as the "Base Building Work"), as well as all wall finishes and floor coverings (collectively, the "Tenant's Plans"). Landlord, within five (5) business days after its receipt of the initial draft of the Tenant's Plans for a particular floor in the Premises, shall provide Tenant's Architect with its written approval or disapproval thereof (with a statement of the specific reasons therefore in the event of such disapproval). Tenant's Architect shall produce final Tenant's Plans for said floor of the Premises that shall reflect any comments/corrections proposed by Landlord, and shall deliver four (4) copies of the same to Landlord and Tenant for their final approval. All mechanical, electrical and plumbing related design work in connection with the Tenant Work must be completed by a consultant designated or approved in writing by Landlord in Landlord's sole discretion.

                  (c) The parties acknowledge and agree that the Tenant Work shown on the Tenant's Plans must (i) be compatible with the Base Building Work and the design, construction and equipment of the Building, (ii) comply with all applicable laws, rules, regulations and ordinances, including, without limitation, the provisions of the American with Disabilities Act, 42 U.S.C.
Section 12101 et. seq. and any governmental regulations with respect thereto (the "ADA"), Title 24 of the California Administrative Code ("Title 24") and other similar federal, state and local laws and regulations, including, without limitation, the requirements under the ADA for the purposes of "public accommodations" (as that term is used in the ADA) and (iii) be approved by Landlord.

                  (d) The term "Tenant Work" shall mean all improvements, standard or special, shown on the Tenant's Plans. Tenant shall be responsible for the suitability for the Tenant's needs and business of the design and function of all the Tenant Work. Landlord's review and approval of any plans or specifications shall not constitute, and Landlord shall not be deemed to have made, a representation or warranty as to the compliance of the Tenant Work with any and all applicable state and local laws, statutes, codes, rules or regulations including regulations or procedures promulgated by Landlord (the "Laws") or as to the suitability of the Premises, or the Tenant Work for Tenant's needs. Accordingly, notwithstanding the fact that any plans are reviewed and/or approved by Landlord or its architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's architect, engineers and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in such plans.

                  (e) Notwithstanding anything to the contrary contained herein, in the event that there is any portion of the Tenant Work which Landlord will require Tenant to remove at the end of the Lease Term, Landlord shall notify Tenant in writing of such at the time that Landlord reviews the initial draft of the Tenant's Plans for a particular floor pursuant to Section 2(b) above. At the end of the Lease Term (as the same may be extended under the terms of the Lease), Tenant shall remove said Tenant Work at Tenant's sole cost and expense and repair and restore the Premises to their condition at the commencement of the Lease.

         3.       BASE BUILDING WORK AS CONSTRUCTION BY LANDLORD.

                  (a) Promptly after the full execution and delivery of this Lease by Landlord and Tenant, Landlord shall proceed to complete the Base Building Work in each floor of the Premises; provided that Landlord shall proceed to complete the Base Building Work on the 8th Floor and 9th Floor promptly after the current tenant vacates said floors or, in the event Tenant elects to sublease the 8th Floor and/or 9th Floor pursuant to Section 3 of the Lease, after such subtenant vacates said floor(s). The "Base Building Work" shall consist of only the items (the cost of which shall not be deducted from the Tenant Improvement Allowance as hereafter defined) set forth in SCHEDULE 2. As set forth on SCHEDULE 2 the Base Building Work shall be divided into Part I and Part II. Part I of the Base Building Work shall be completed by Landlord prior to the Premises Delivery Date for the applicable floor. Part II of the Base Building Work shall be completed by Landlord concurrently with the completion of the Tenant Work for the applicable floor, provided that Landlord shall use reasonable efforts to not interfere with the completion of the Tenant Work.

                  (b) Landlord shall give Tenant or shall cause its space planner, architect or management company to give Tenant notice of the date on which Part I of the Base Building Work is substantially completed with respect to a particular floor. Tenant shall have three (3) business days following said notice, to inspect said Base Building Work and supply Landlord with a written list (the "Tenant Part I List") setting forth material objections with respect to said Base Building Work, which list shall be subject to Landlord's reasonable approval. In the event that no such Tenant Part I List is provided by Tenant within said three (3) business day period, Tenant shall be deemed to have accepted the Part I of Base Building Work for the particular floor. Landlord shall use commercially reasonable efforts to complete all of the items on the Tenant Part I List, as reasonably approved by Landlord, as expeditiously as possible. Following Landlord's Architect's certification that all items which are required to be completed in connection with the Part I of the Base Building Work have been completed for said floor, Part I of the Base Building Work for the particular floor shall be deemed "Substantially Complete", and Landlord shall have no further obligation with respect to completion of
Part I of the Base Building Work on said floor.

         (c) Upon Substantial Completion of Part I of the Base Building Work for a particular floor in the Premises, Landlord shall deliver said floor, Part I of the Base Building Work and any additional completed Base Building Work on said floor to Tenant (the "Premises Delivery Date"), and Tenant shall accept said floor, Part I of the Base Building Work and any additional completed Base Building Work on said floor from Landlord in their presently existing, "as-is" condition. The Premises Delivery date for the 19th Floor shall be the date of the mutual execution of the Lease (the "19th Floor Premises Delivery Date"); the Premises Delivery date for the 12th and 13th Floors shall be on or before September 1, 1999 (the "12th and 13th Floors Premises Delivery Date"); the Premises Delivery date for the 20th and 21st Floors shall be on or before October 1, 1999 (the "20th and 21st Floors Premises Delivery Date"), and; the Premises Delivery date for the 22nd Floor shall be on or before June 1, 2000 (the "22nd Floor Premises Delivery Date"). With respect to the 8th and 9th Floor, in the case of a Sublessee Build Out on either the 8th Floor or 9th Floor, the Premises Delivery Date shall be on or before the expiration of the Availability Notice Period (as defined in Section 3 of the Lease). In the case of an initial Tenant Build Out on the 8th Floor or 9th Floor, the Premises Delivery Date shall be on or before six
(6) weeks after the expiration of the Availability Notice Period. Each Premises Delivery Date referenced above is subject to delay by an Event of Force Majeure (as defined below)

         (d) Prior to the completion by Tenant of all Tenant Work on a particular floor and the occurrence of the Term Commencement Date for each floor in the Premises, subject to an Event of Force Majeure, Landlord shall substantially complete all Base Building Work for said floor. Landlord shall give Tenant or shall cause its space planner, architect or management company to give Tenant notice of the date on which the Base Building Work is substantially completed with respect to a particular floor. Tenant shall have three (3) business days following said notice, to inspect said Base Building Work and supply Landlord with a written list (the "Tenant Base Building Work List") setting forth material objections with respect to said Base Building Work, which list shall be subject to Landlord's reasonable approval. In the event that no such Tenant Base Building Work List is provided by Tenant within said three (3) business day period, Tenant shall be deemed to have accepted the Base Building Work for the particular floor. Landlord shall use commercially reasonable efforts to complete all of the items on the Tenant
Part I List, as reasonably approved by Landlord, as expeditiously as possible. Following Landlord's Architect's certification that all items which are required to be completed in connection with the Base Building Work have been completed for said floor, said Base Building Work shall be deemed "Substantially Completed" and Landlord shall have no further obligation with respect to completion of the Base Building Work on said floor. Upon Substantial Completion of the Base Building Work on a particular floor, Tenant shall accept said floor and the Base Building Work on said floor from Landlord in their presently existing, "as-is" condition.

         (e) Any failure of Landlord to attach a cold air equipment into the HVAC system servicing the Premises shall not be deemed a breach of Landlord's obligation, so long as such attachment is complete by April 1, 2000, and so long as said failure does not adversely affect the heat and free air exchange in the Premises

         4.      CONSTRUCTION.

                 (a) Promptly after the Tenant's Plans for each respective floor in the Premises are approved by Landlord, Tenant shall (i) enter into a construction contract, in the form of the contract attached hereto as SCHEDULE 3 (the "OAIC Construction Contract"), with a contractor reasonably satisfactory to Landlord and chosen from a list of approved Contractors supplied by Landlord (the "Contractor"), pursuant to which the Tenant Work shall be constructed, (ii) obtain or cause to be obtained all necessary building permits and other governmental approvals in connection with the Tenant Work, and (iii) promptly proceed with due diligence to cause to be constructed and installed, as soon as reasonably practicable, consistent with industry custom and practice, the Tenant Work indicated on the Tenant's Plans. Landlord will provide to Tenant's Architect path of travel drawings to the Premises only, wet sealed by Landlord's Architect suitable for permitting. Landlord shall not be responsible for any delays in the approval of the Tenant's Plans or the issuance of necessary permits and approvals. Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any building permit or other approvals or certificate of occupancy for the Premises and that obtaining the same shall be Tenant's responsibility; provided, however, that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. No changes, modifications or alterations in the Tenant's Plans may be made without the prior written consent of Landlord, which consent may not be unreasonably withheld, provided the requested change, modification or alteration does not adversely affect the Building's structure, systems, equipment, security system or appearance. If the requested change, modification or alteration adversely affects the Building's structure, systems, equipment, security system or appearance, then Landlord may withhold its consent thereto in Landlord's sole discretion.

         (b) Notwithstanding anything to the contrary contained herein, prior to commencing the Tenant Work, Tenant shall obtain one hundred percent (100%) performance and labor and material payment bonds, in form and substance satisfactory to Landlord, issued by a company acceptable to Landlord, naming Landlord as an obligee and issued in respect of the contract with the Contractor and each subcontractor.

         (c) Trash removal in connection with the Tenant Work will be done continually at Tenant's cost and expense. No trash, or other debris, or other waste may be deposited at any time outside the Premises other than in areas which Landlord designates for dumpsters or temporary consolidation of trash prior to collection. If Tenant does not deposit its trash in accordance with this Section 4(c), Landlord may remove it at Tenant's expense, which expense shall equal the cost of removal plus twenty-five percent (25%) of such costs as a management fee.

         (d) Storage of Contractor's construction material, tools and equipment shall be confined within the Premises and in areas designated for such purpose by the general contractor and approved by Landlord. In no event shall any materials or debris be stored outside of the Premises, except as otherwise provided herein.

         (e) Landlord shall have the right to post in a conspicuous location on Tenant's Premises, as well as record with the City and County of San Francisco, a Notice of Nonresponsibility.

         (f) Without limiting the generality of the foregoing, any work to be performed outside of the Premises shall be coordinated with Landlord, and shall be subjected to reasonable scheduling requirements of Landlord, and Tenant shall coordinate all after-hours, weekend work and use of the elevator with Landlord.

         (g) During construction of the Tenant Work, there shall be no charge for Tenant's or Tenant's space planner's, architect's, contractors' or engineers' use of designated elevators, water, electricity, HVAC, or security services during Building Hours. In the event that Tenant shall require said services after Building Hours there shall be an after hours charge. Currently, the costs for HVAC, elevator and security services outside of Building Hours, are approximately sixty dollars ($60) per hour, thirty dollars ($30) per hour, and thirty-five dollars ($35) per hour, respectively, which costs are subject to adjustment by Landlord from time to time in Landlord's discretion. In addition, in the event that Tenant shall require parking stalls during the construction of the Tenant Work on a particular floor, Tenant shall be entitled to enter into the parking agreements described in Section 52 of the Lease prior to the Term Commencement Date for said floor pursuant to a separate agreement with the third party contractor operating the parking garage.

         5.      SUBSTANTIAL COMPLETION AND PUNCH LIST ITEMS.

                 (a) "Substantial Completion" as used in the Lease and this Work Letter with respect to the Tenant Work shall mean that (i) the applicable improvements are substantially complete in accordance with the requirements of this Work Letter, (ii) the architect designing and supervising such improvements has certified that such improvements are substantially complete in accordance with the applicable plans and specifications and the Landlord's Architect, if different from the design architect, shall have concurred in such certification, (iii) to the extent applicable the contractor performing such work has issued a notice of completion under the applicable contract, (iv) to the extent applicable, a temporary certificate of occupancy or other governmental approval has been issued in connection with such work. A floor in the Premises may be deemed Substantially Complete even though improvements in certain portions of the Building outside the Premises have not been fully completed and even though Tenant's personal property may have not been installed in the Premises. Notwithstanding anything to the contrary contained herein, in no event shall the date of Substantial Completion of the Tenant Work for any floor in the Premises be later than the Estimated Term Commencement Date for such floor, subject to extension due to Landlord Delay or Force Majeure.

         (b) Within ten (10) business days after Tenant's Architect's certification of Substantial Completion for a particular floor of the Premises, Landlord shall supply to Tenant a written punch list (the "Tenant Work Punch List") setting forth the additional corrective and/or completion work with respect to the Tenant Work for said floor which Landlord believes is required to be performed pursuant to the Tenant's Plans. In the event that no such Tenant Work Punch List is provided by Landlord within said ten (10) business day period, Landlord shall be deemed to have accepted the Tenant Work for the particular floor. Tenant shall use commercially reasonable efforts to complete all of the items on the Tenant Work Punch List as expeditiously as possible; and the Tenant Work Punch List items shall not be deemed complete until so certified in writing by Landlord's Architect.

         (c) Notice of Completion: Copy of Record Set of Plans. Within ten (10) days after completion of construction of the Tenant Work, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the County of San Francisco in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense. At the conclusion of construction, (i) Tenant shall cause the Contractor, (A) to update the Tenant's Plans to reflect the completed construction, (B) to certify to the best of their knowledge that the "record-set" of mylar as-built drawings resulting from such update (which Tenant hereby agrees to have created) are true and correct, which certification shall survive the expiration or termination of this Lease, and (C) to deliver to Landlord two (2) sets of copies of such record set of drawings within ninety (90) days following issuance of a certificate of occupancy for the Premises, and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment and systems in the Premises.

         6.      COST OF DESIGN AND CONSTRUCTION.

                 (a) Tenant Improvement Allowance. Landlord shall bear the cost of all Base Building Work, as set forth in this EXHIBIT C. In addition, Landlord shall bear the cost of Tenant Work ("Tenant Work Cost") to the extent such cost does not exceed an amount equal to the sum of Forty Dollars ($40.00) per square foot of rentable area for the Tenant Work allocable to the 8th Floor (a total of $1,009,320), Forty Dollars ($40.00) per square foot of rentable area for the Tenant Work allocable to the 9th Floor (a total of $1,041,680), Forty Dollars ($40.00) per square foot of rentable area for the Tenant Work allocable to the 12th Floor (a total of $1,041,640), Forty Dollars ($40.00) per square foot of rentable area for the Tenant Work allocable to the 13th Floor (a total of $1,041,360), Ten Dollars ($10.00) per square foot of rentable area for the Tenant Work allocable to the 19th Floor (a total of $241,570), Forty One Dollars ($41.00) per square foot of rentable area for the Tenant Work allocable to the 20th Floor (a total of $907,043), Forty One Dollars ($41.00) per square foot of rentable area for the Tenant Work allocable to the 21st Floor (a total of $768,791), and Forty One Dollars ($41.00) per square foot of rentable area for the Tenant Work allocable to the 22nd Floor (a total of $750,874) (collectively, the "Tenant Improvement Allowance"). In addition, Landlord shall provide Tenant with an additional Five Thousand Dollars ($5,000) of Tenant Improvement Allowance beyond the total of the amounts set forth above. Notwithstanding anything to the contrary contained herein, the Tenant Improvement Allowance allocated to the 8th Floor and 9th Floor are subject to the provisions set forth in Section 3 of the Lease. In the event that the Tenant Improvement Allowance allocable to each floor of the Premises is not entirely exhausted by the Tenant Work Cost for the particular floor in the Premises, Tenant shall be entitled to apply the remaining Tenant Improvement Allowance for such floor towards the Tenant Work Cost of a different floor in the Premises. Notwithstanding the foregoing and subject to the provisions of
Section 7 below, at least eighty percent (80%) of the Tenant Improvement Allowance allocated to each floor of the Premises must be used towards the Tenant Work Cost on the particular floor to which the allowance is allocated. In the event the Tenant Work Cost exceeds the Tenant Improvement Allowance, Tenant shall bear the cost of such excess and shall pay such excess. Landlord shall retain any and all unused portions of the Tenant Improvement Allowance. The Tenant Improvement Allowance shall be only for the following items and costs (collectively the "Tenant Improvement Allowance Items"):

         (1) The costs of preliminary space planning, the hard line space plan and the Tenant's Plans for the Premises, and the cost of Landlord's review thereof;

         (2) All costs of obtaining building permits and other necessary authorizations from all governmental authorities having jurisdiction;

         (3) The cost of any changes to the Construction Drawings or Tenant Work required by Code;

         (4) Sales and use taxes and fees required under ADA, Title 24 or such other similar federal, state or local laws;

         (5) All other costs, if any, Landlord reasonably anticipates Landlord will incur in connection with the construction of the Tenant Work; and

         (6) All direct and indirect costs of procuring and installing the Tenant Work in the Premises, including any construction fee for overhead and profit, a construction review fee charged by Landlord (i) in connection with the 12th, 13th, 19th, 20th, 21st and 22nd Floors in the amount of three percent (3%) of the total cost of the design and construction of the Tenant Work (to which fee Tenant hereby consents), provided that said fee shall not exceed One Hundred Fifty Thousand Dollars ($150,000), and (ii) in connection with the 8th Floor and 9th Floor, in the amount of three percent (3%) of the total cost of the design and constructions of the Tenant Work (to which fee Tenant hereby consents (collectively, the "Construction Review Fee"), and all reasonable costs and fees, including without limitation, architect's and engineer's fees, incurred by Landlord in its review and approval of the preliminary space planning, the hard line space plan and the Tenant's Plans for the Premises and any amendments or modifications thereto, which costs and fees shall be in addition to the Construction Review Fee. Landlord shall have the right to pay itself the Construction Review Fee directly from the Tenant Improvement Allowance without further authorization from Tenant.

         (b) To the extent required under Section 8(b) below, Tenant shall bear the cost of any increase in the cost of the design or construction of the Tenant Work incurred by reason of (i) any Tenant Delay or (ii) any Change Order requested by Tenant or any governmental agency following preparation and approval of the final Tenant's Plans.

         7.      DISBURSEMENT OF TENANT IMPROVEMENT ALLOWANCE.

                 (a) During the construction of the Tenant Work, Landlord shall make monthly disbursements of the Tenant Improvement Allowance for Tenant Improvement Allowance Items for the benefit of Tenant and shall authorize the release of monies for the benefit of Tenant as follows:

         (b) MONTHLY DISBURSEMENTS. On or before the first day of each calendar month, as determined by Landlord, during the construction of the Tenant Work (or such other date as Landlord may designate), Tenant shall deliver to Landlord: (i) a request for payment of the "Contractor," as that term is defined in Section 4(a) of this Work Letter, approved by Tenant, in a form to be provided by Landlord, showing the schedule, by trade, of percentage of completion of the Tenant Work in the Premises, detailing the portion of the work completed and the portion not completed; (ii) invoices from (i) the Contractor and (ii) all subcontractors, laborers, materialmen and suppliers used by Tenant or Contractor (together with the Contractor, "Tenant's Agents"), for labor rendered and materials delivered to the Premises; (iii) executed mechanic's lien releases from all of Tenant's Agents which shall comply with the appropriate provisions, as reasonably determined by Landlord, of California Civil Code Section 3262(d); (iv) a check payable to Landlord in the amount of Tenant's Share (as defined in Section 7(d) below) of the particular amount of the payment requested by the Contractor,
(v) the information and documentation set forth on SCHEDULE 4 attached hereto, and (vi) all other information reasonably requested by Landlord ((i), (ii), (iii), (iv), (v) and (vi) are collectively referred to as a "Complete Payment Request"). Tenant's request for payment shall be deemed Tenant's acceptance and approval of the work furnished and/or the materials supplied as set forth in Tenant's payment request. Thereafter, provided that Tenant has fulfilled each and every covenant in this Work Letter to date, and Tenant is not in default under the terms of this Work Letter or Lease, Landlord shall deliver a check to Tenant made jointly payable to Contractor and Tenant in payment of the lesser of: (A) the amounts so requested by Tenant, less a ten percent (10%) retention (the aggregate amount of such retentions to be known as the "FINAL RETENTION"), and (B) the balance of any remaining available portion of the Landlord's Allowance (not including the Final Retention), provided that Landlord does not dispute any request for payment based on non-compliance of any work with the Plans, or due to any substandard work, or for any other reason. Landlord's payment of such amounts shall not be deemed Landlord's approval or acceptance of the work furnished or materials supplied as set forth in Tenant's payment request. Payment shall be made to Tenant within thirty (30) days after Landlord's receipt of a Complete Payment Request.

         (c) FINAL RETENTION. Subject to the provisions of this Work Letter, a check for the Final Retention payable jointly to Tenant and Contractor shall be delivered by Landlord to Tenant provided the following conditions have been satisfied: (i) the construction of the Tenant Work has been completed, (ii)Tenant has delivered to Landlord properly executed mechanics lien releases in compliance with both California Civil Code Section 3262(d)(2) and either Section 3262(d)(3) or Section 3262(d)(4) from Tenant's Agents or any other person or entity entitled to file a mechanic's lien,
(iii) Landlord has determined that no substandard work exists which adversely affects the mechanical, electrical, plumbing, heating, ventilating and air conditioning, life-safety or other systems of the Building, the curtain wall of the Building, the structure or exterior appearance of the Building, or any other tenant's use of such other tenant's leased premises in the Building,
(iv) Tenant has delivered to Landlord a certificate of occupancy for the Premises, (v) Tenant has not done and has not permitted anything to be done that would affect the coverage of any performance or labor and material payment bonds required pursuant to Section 4(b) above, (vi) the information and documentation set forth on SCHEDULE 4 attached hereto, (vii) Tenant delivers to Landlord a certificate, in a form reasonably acceptable to Landlord, certifying that the construction of the Tenant Work in the Premises has been substantially completed, and (viii) Tenant has complied with all of the other terms of the Work Letter, including, without limitation, Section 7(b).

         (d) FINAL COSTS. Prior to the commencement of the construction of the Tenant Work, and after Tenant has accepted all bids for the Tenant Work, Tenant shall provide Landlord with a detailed breakdown, by trade, of the final costs to be incurred or which have been incurred, as set forth more particularly in Sections 6(a)(1) - (6), above, in connection with the design and construction of the Tenant Work to be performed by or at the direction of Tenant or the Contractor, which costs form a basis for the amount of the Contract (the "FINAL COSTS"). Thereafter, in connection with each payment requested by Tenant pursuant to Section 7(a) above, Tenant shall pay a fraction (the "Tenants Share") of such payment, which fraction shall have the Final Costs less the Tenant Improvement Allowance and the Construction Review Fee as the numerator and the Final Costs as the denominator. By way of example, if Tenant Improvement Allowance were $1,000 and the Final Costs were $1,200, Tenant's share would be 1/6. In the event that, after the Final Costs have been delivered by Tenant, to Landlord, the costs relating to the design and construction of the Tenant Work shall change, any additional costs necessary to such design and construction in excess of the Final Costs, shall be paid by Tenant to Landlord immediately or at Landlord's option, Tenant shall make payments for such additional costs out of its own funds, but Tenant shall continue to provide Landlord with the documents described in
Section 7(a) of this Work Letter, above, for Landlord's approval, prior to Tenant paying such costs.

         (e) OTHER TERMS. Landlord shall only be obligated to make disbursements from the Tenant Improvement Allowance to the extent costs are incurred by Tenant for Tenant Improvement Allowance Items and disbursement of the Landlord's Allowance shall be subject to the provisions of paragraphs 7(b) and (c) above.

         8.      CHANGES AND DELAYS.

                 (a) Tenant may request any change, addition or alteration in the Tenant Work as shown on the final approved Tenant's Plans (a "Change Order") by delivery of a written request therefor and complete working drawings showing the proposed change, addition or alteration to Landlord. Landlord shall not unreasonably withhold its consent to any such Change Order, provided the requested change does not adversely affect the Building's structure, systems, equipment, security system or appearance. If the requested change adversely affects the Building's structure, systems, equipment, security system or appearance, then Landlord may withhold its consent to such Change Order in Landlord's sole discretion. Following receipt of such request, Landlord shall promptly give Tenant a written description of the changes in such Change Order, if any, required for approval thereof by Landlord. The standards and conditions of Landlord's approval for Tenant's Plans shall also apply to Change Orders.

         (b) "Tenant Delay" shall include, but not be limited to, any delay in the Rent Commencement Date for each respective floor of the Premises or in the completion of the Tenant Work or Base Building Work resulting from
(i) a request of Tenant to delay the same, (ii) Tenant's failure to comply with the provisions of this Work Letter, including failure to provide information or give approvals within the time periods specified herein and failure to pay any sums payable by Tenant within the time periods specified herein, (iii) Tenant's default under

Section 14(c) hereof, (iv) any other act or omission of Tenant, (iv) any additional time, as reasonably determined by Landlord, required for ordering, receiving, fabricating and/or installing items of material or other components of the Tenant Work, including, without limitation, millwork, which unreasonably delay Substantial Completion of the Tenant Work and which are not used for construction of Building standard tenant improvement work in the remainder of the Building, (v) the submission by Tenant of a request for any Change Order following preparation and approval of the Tenant's Plans, (vi) any additional time, as reasonably determined by Landlord, required for implementation of any Change Order with respect to the Tenant Work, or (vii) any delay caused by Tenant's Space Planner. Notwithstanding the foregoing provisions of this Section 8(b), a Tenant Delay shall not include any delay resulting from a Landlord Delay or a Force Majeure Event. In the event that a Tenant Delay occurs, Tenant shall immediately pay to Landlord as additional rent the total costs and any expenses occasioned by such delay, including, without limitation, any costs and expenses attributable to increases in labor or materials or incurred by Landlord to review and approve a Change Order. Landlord must give Tenant written notice of claims of Tenant Delay within five (5) days of the occurrence of the event on which such Tenant Delay claim is based. If such notice is not provided within the said five (5) day period, Landlord shall has no right to claim a Tenant Delay for any period prior to five (5) days prior to the date on which such notice is given.

         (c) "Landlord Delay" shall be any delay in the completion of the Tenant Work resulting from (i) a request of Landlord to delay the same, (ii) Landlord requirement of any Change Order to the Tenant Work following commencement of the Base Building Work and any additional time required for implementation of such Change Order, (iii) Landlord's failure to comply with the provisions of this Work Letter, including failure to provide information or give approvals within the time periods specified herein and failure to pay any sums payable by Landlord within the time periods specified herein, (iv) material and unreasonable interference by Landlord, its agents or contractors with the completion of the Tenant Work, which interference objectively precludes construction of Tenant Work in the Premises by any person, or which interference relates to access by Tenant, its agents and contractors to the Building and/or the Premises or any Building facilities (including loading docks and freight elevators) or service (including temporary power and parking areas) during normal construction hours, or the use thereof during normal construction hours, (v) Landlord's failure to complete Part I of the Base Building Work to Tenant by the designated Premises Delivery Date for a particular floor, or (vi) Landlord's failure to complete Part II of the Base Building Work to Tenant on or before Landlord's receipt of Tenant's Architect's certification of Substantial Completion pursuant to Section 5(b) above. Notwithstanding the foregoing, a Landlord Delay shall not include any delay resulting from a Tenant Delay or a Force Majeure Event. Tenant must give Landlord written notice of claims of Landlord Delay within five (5) days of each day on which such Landlord Delay is claimed to have occurred. If such notice is not provided within the said five (5) day period, Tenant shall lose the right to receive a delay of the Term Commencement Date on a particular floor for such day or days. Notwithstanding anything to the contrary contained herein, any delay in completion of either Part I or Part II of the Base Building Work resulting from the failure of Tenant to deliver those plans required pursuant to Section 2 above within a time period so as not to impede any design, demolition or construction work to be done by Landlord shall not be deemed a Landlord Delay

         (d) "Force Majeure Event" shall mean any delay in the Base Building Work or the Tenant Work caused directly or indirectly, by reason of acts of God, governmental restrictions, strikes, labor disturbances, shortages of materials or supplies or any other cause or event beyond Landlord's or Tenant's reasonable control. Unless any of the causes or events listed above permanently renders completion of the Base Building Work or the Tenant Work on a particular floor in the Premises impossible or impracticable, however, such cause or event shall only suspend the time for performance of, and shall not discharge or release the parties from, their obligations hereunder.

         9.      INDEMNITY.

                 Tenant's indemnity of Landlord as set forth in Section 14 of this Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant's Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant's non-payment of any amount arising out of the Tenant Work and/or Tenant's disapproval of all or any portion of any request for payment. Such indemnity by Tenant, as set forth in Section 14 of this Lease, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord's performance of any ministerial acts reasonably necessary (i) to permit Tenant to complete the Tenant Work, and (ii) to enable Tenant to obtain any building permit or certificate of occupancy for the Premises.

         10.     REQUIREMENTS OF TENANT'S AGENTS.

                 Each of Tenant's Agents shall guarantee to Tenant and for the benefit of Landlord that the portion of the Tenant Work for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Each of Tenant's Agents shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the later to occur of (i) completion of the work performed by such contractor or subcontractors and (ii) the Rent Commencement Date for the floor upon which the work was done. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Work, and/or the Building and/or common areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Work shall be contained in the Contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.

         11.     MEETINGS.

                 Commencing upon mutual execution of the Lease, Tenant shall hold weekly meetings at a reasonable time with the Contractor regarding the progress of the preparation of Plans and the construction of the Tenant Work, which meetings shall be held at a location mutually designated by Landlord and Tenant, and Landlord and/or its agents shall receive prior notice of, and shall have the right to attend, all such meetings, and, upon Landlord's request, certain of Tenant's Agents shall attend such meetings. In addition, minutes shall be taken at all such meetings, a copy of which minutes shall be promptly delivered to Landlord. One such meeting each month shall include the review of Contractor's current request for payment.

         12.     AMERICAN WITH DISABILITIES ACT AND SIMILAR ACTS.

                 Except as set forth in Section 2 of this Work Letter with respect to the Base Building Work, Tenant shall reimburse Landlord upon demand for any and all costs incurred by Landlord to comply with the provisions of the ADA, Title 24 and other similar federal, state and local laws and regulations, including, without limitation, any alterations required under the ADA for the purposes of "public accommodations" (as that term is used in the ADA), and alterations required under the ADA, Title 24 or such other similar federal, state or local laws and regulations in any other portion of the floor on which the Premises are located or any other portion of the Building arising out of Tenant's specific use of the Premises, or any aspect of Tenant's Work, other than customary ADA upgrades outside of the Premises required in connection with customary and ordinary general office uses.

         13.     EARLY ACCESS.

                 Tenant may, with Landlord's written consent which shall be granted or withheld in Landlord's reasonable discretion, enter the premises prior to the term commencement date of a particular floor in the premises solely for the purposes of installing tenant's personal property and equipment as long as such entry will not interfere with the orderly construction and completion of the premises. Tenant shall notify Landlord of its desired time(s) of entry and shall submit for Landlord's approval the scope of the work to be performed and the name(s) of the contractor(s) who will perform such work. Tenant shall have all applicable insurance and shall comply with all building rules and regulations. Tenant hereby indemnifies and agrees to protect, defend and hold Landlord, Landlord's property manager, any mortgagee, ground lessor or beneficiary of a deed of trust related to the premises or the building, and any officers, agents or employees of any thereof, from and against any claims, liabilities or causes of action (including claims for worker's compensation) of any nature whatsoever, together with reasonable attorneys' fees for counsel of Landlord's choice, arising out of or in connection with such entry onto the premises or the installation of Tenant's personal property or equipment (including but not limited to claims of breach of warranty, personal injury or property damage). Landlord shall have the right, in Landlord's sole and exclusive discretion, to settle, compromise, or otherwise dispose of any and all such suits, claims and actions.

         14.     MISCELLANEOUS.

         (a) Tenant's Representative. Tenant has designated Katherine Andreasen as its sole representative with respect to the matters set forth in this Work Letter, who shall have full authority and responsibility to act on behalf of the Tenant as required in this Work Letter.

         (b) Landlord's Representative. Landlord has designated Frank Miskus as its sole representative with respect to the matters set forth in this Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Work Letter.

          (c) Tenant's Lease Default. Notwithstanding any provision to the contrary contained in this Lease, if an event of default as described in the Lease or this Work Letter has occurred at any time on or before the Substantial Completion of the Premises, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Landlord may cause any contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Base Building Work and/or the Tenant Work caused by such work stoppage), and (ii) all other obligations of Landlord under the terms of this Work Letter shall be suspended until such time as such default is cured pursuant to the terms of this Lease (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Premises caused by such inaction by Landlord).

          (d) Merger. Except as expressly set forth in this Work Letter or in the Lease, Landlord has no other agreement with Tenant and has no other obligation to do any work or pay any amounts with respect to the Premises. Any other work in the Premises which may be permitted by Landlord pursuant to the terms and conditions of the Lease shall be done at Tenant's sole cost and expense and in accordance with the terms and conditions of the Lease.

          (e) Applicability of Work Letter. This Work Letter shall not be deemed applicable to any additional space added to the original Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions thereto in the event of damage or destruction of the Premises, condemnation of the Premises, or renewal or extension of the initial term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement thereto.

          (f) Execution in Conjunction with Lease. This Work Letter is being executed in conjunction with the Lease and is subject to each and every term and condition thereof, including, without limitation, the limitations of Landlord's liability set forth therein.

IN WITNESS WHEREOF, the parties have executed this Work Letter on the respective dates indicated below:

TENANT:                                     LANDLORD:

Xoom.com, Inc., a                           OAIC Bush Street, LLC,
Delaware corporation                        a Delaware limited liability company

By:  /s/ Chris Kitze                        By:      /s/ Gregory Breskin
    ----------------------------                ------------------------------
Name:    Chris Kitze                        Name:        Gregory Breskin
    ----------------------------                ------------------------------
Its:     Chairman                           Its:         Vice President
    ----------------------------                ------------------------------
Date of Execution:  8/9/99                  Date of Execution:   Aug. 9, 1999
                  --------------                               ---------------
By:  /s/ John Harbottle                     By:    /s/ Christine Reich
    ----------------------------                ------------------------------
Name:    John Harbottle                     Name:      Christine Reich
    ----------------------------                ------------------------------
Its:     CFO                                Its:       President
    ----------------------------                ------------------------------

                                   SCHEDULE 1

                          INFORMATION IN THE SPACE PLAN


         1.       Location and type of all partitions.

         2. Location and type of all doors. Indicate hardware and provide keying schedule.

         3. Location and type of glass partitions, windows, and doors. Indicate framing and reference full-height partitions.

         4. Critical dimensions necessary for construction, with indication of required clearances.

         5. Location and types of all electrical items: outlets, switches, telephone outlets and lighting.

         6. Location and type of equipment that will require special electrical requirements. Provide manufacturers' specifications for use and operation, including heat output.

         7. Location, weight per square foot, and description of any heavy equipment or filing system.

         8.       Requirements for special air-conditioning or ventilation.

         9.       Location and type of plumbing.

         10.      Location and type of kitchen equipment.

         11. Location, type and color of floor covering, wall covering, paint and finishes.

                                 DETAILS SHOWING

         1. All millwork with verified dimensions of all equipment to be built in.

         2.       Corridor entrance.

         3. Bracing or support of special walls, glass partitions, etc., if desired.

                  If not included with the plans, Tenant's engineer will design all support or bracing required at Tenant's expense.

                             ADDITIONAL INFORMATION

         1. Provide Landlord with Title 24 energy calculations with submittal of the Final Plans.

                                   SCHEDULE 2

                               BASE BUILDING WORK

Landlord and Tenant acknowledge and agree that no Base Building Work will be required by Landlord in connection with the 19th Floor

PART I

1. Demolition of the 8th, 9th, 12th, 13th, 20th, 21st and 22nd floor of the Premises; provided that, in the event that Tenant initially elects a Sublessee Build Out for the 8th and/or 9th Floors pursuant to Section 3 of this Lease, Landlord shall not be required to perform any demolition work on the 8th and/or 9th Floor; provided further that, in the event that Tenant initially elects a Sublessee Build Out for the 8th and/or 9th Floors and later elects to proceed with the Tenant Build Out pursuant to Section 3 of this Lease, Landlord shall have six (6) weeks to complete the demolition on said floor.

2. As set forth in Section 1(d) of this Work Letter, Landlord shall remove, encapsulate or perform other maintenance of asbestos which is encountered during the construction of Part I of the Base Building Work, excluding the 19th Floor, provided that the decision to remove, encapsulate or perform other maintenance of such Hazardous Materials shall be made at Landlord's sole discretion. Tenant may request additional information with respect to asbestos removal through the Building management office.

3. In connection with the 22nd Floor, Landlord shall perform additional work under this Part I substantially in accordance with the proposed plan set forth on Exhibit A-1 attached hereto (the "22nd Floor Proposed Plan") and the loggia window and door treatment conceptual plan set forth on Exhibit A-2 attached hereto (the "22nd Floor Loggia Window and Door Conceptual Plan").

4. All exterior windows, transoms and related hardware shall be operable, excluding those windows which are permanently sealed.

5. Landlord shall deliver to Tenant within thirty (30) days of the Lease Execution Date, the base Building specifications for the HVAC system.

6. In connection with the 21st Floor, Landlord shall also demolish the existing railing in the former library area.

PART II

1. Landlord shall provide adequate electrical service, including main breakers and transformers, as required, up to maximum of five (5) watts per square foot.

2. Landlord shall provide the main sprinkler loop and branch distribution for the Premises on an unoccupied basis.

3. The Landlord shall supply the existing HVAC loop on the 8th Floor, 9th Floor, 12th Floor and 13th Floor and install the HVAC loop on the 20th Floor, 21st Floor and 22nd Floor. Tenant shall be responsible for all distribution.

4. Landlord shall provide the main life safety loop on the 8th, 9th, 12th Floor, 13th Floor, 20th Floor, 21st Floor, and 22nd Floor, including devices as required for unoccupied space.

5. A men's restroom and women's restroom on each floor of the Premises, excluding the 19th Floor, in a location, with designs and finishes, all designated by Landlord in Landlord's sole discretion, shall comply with Title 24, and ADA as required by the City of San Francisco code.

                           EXHIBIT A-1 TO SCHEDULE 2

                       DIAGRAM OF 22ND FLOOR PROPOSED PLAN

                           EXHIBIT A-2 TO SCHEDULE 2

        DIAGRAM OF 22ND FLOOR LOGGIA WINDOW AND DOOR CONCEPTUAL PLAN

                                   SCHEDULE 3

                           OAIC CONSTRUCTION AGREEMENT

                                [SEE ATTACHED]

                            CONSTRUCTION AGREEMENT


                                    BETWEEN


OWNER:


                                      AND


CONTRACTOR:


       CONTRACT NO.:


X  ON CALL                                           SINGLE PROJECT
--                                               ---




JOB/LOCATION:                       ON CALL
              ------------------------------------------------------------------

                            CONSTRUCTION AGREEMENT


           PROJECT NAME: ___________________ (if for single project)


     THIS CONSTRUCTION AGREEMENT (this "Agreement"), is made and entered into as of the ____ day of _________, 1998, by and between __________, a _________
(the "Owner") and _____________, a ________________ (the "Contractor").


     In consideration of the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE 1
                              CERTAIN DEFINITIONS


     Capitalized terms which are used in this Agreement and not otherwise defined in this Agreement shall have the meanings given to such terms in the General Conditions. Unless otherwise specified, references herein to numbered articles and paragraphs are to those in this Agreement. This Agreement shall be referred to throughout the Contract Documents as the "Agreement". The following terms shall have the meanings set forth below:

     1.1 "COMMENCEMENT DATE" shall mean the earlier of ____(ON CALL)___ or the date fixed in a Notice to Proceed to be delivered by Owner to Contractor after the date of this Agreement if this Agreement is for an individual project or service. If this Agreement if for continuing (on-call) Work (as defined hereafter) on multiple projects or continuing (on-call) services, the Commencement Date shall be the date fixed in the job specific Work Authorization forms delivered by Owner to Contractor after the date of this Agreement. The Commencement Date shall be the date from which any deadlines for completion of the Work or portions thereof shall be measured, provided, however no notice to proceed and no Commencement Date may become effective until after all applicable permits have been issued unless the Contractor, any subcontractor, and/or any of their respective agents, representatives, suppliers or any other person or entity directly or indirectly employed, utilized and/or controlled by any of them are responsible for obtaining the applicable permits.

     1.2 "CONTRACT DOCUMENTS" shall mean this Agreement, the General Conditions, any special, supplementary or other conditions set forth on EXHIBIT B (collectively, "Special Conditions"), the Drawings, the Specifications, all Addenda (except portions thereof relating purely to the bidding form or bidding procedure), all Modifications and all other documents enumerated on EXHIBIT A attached hereto. The Contract Documents collectively form the Contract and all are fully a part thereof as if attached to this Agreement or repeated herein.

     1.3 "CONTRACT SUM" shall mean: As full compensation for Contractor's performance of its Work (as defined hereafter) under this Agreement, Owner will pay Contractor in accordance with the terms and conditions of this Agreement, only the amount authorized in writing in accordance with the basis of compensation and fees noted below; or as agreed to by Owner and Contractor. Such compensation shall include all taxes incurred by Contractor in its performance of its Work:

          ( ) Lump Sum.  The sum of ___________________ Dollars ($            ),
subject to additions and deductions as provided in the Contract Documents.

          ( ) Hourly Rate as set forth in the attached ADDENDUM 1, subject to additions and deductions as provided in the Contract Documents.

          ( ) In accordance with the fees described in ADDENDUM 1, subject to additions and deductions as provided in the Contract Documents.

          (X) As detailed on job specific Work Authorization, subject to additions and deductions as provided in the Contract Documents.

     1.4  "CONTRACT TIME" shall have the meaning ascribed thereto in
Section 5.1 below.

     1.5 "GENERAL CONDITIONS" shall mean the General Conditions of the Contract for Construction attached hereto as EXHIBIT C.

     1.6  "PROJECT" shall mean for Work at the following location(s):
_______(ON CALL)_______________________________________________________________
unless this Agreement is for continuing (on-call) Work (as defined hereafter) on multiple project or continuing (on-call) services in which case the Project shall mean the Work at the locations set forth in the job specific
Work Authorization form.

     1.7  "NATURE OF PROJECT"  this Agreement is for:

          ( ) An individual project or an individual service contract:

                Project or contract name: ________________

                Owner's contract number: _______________

                Owner's assigned job number: ____________

          (X) Continuing (on-call) Work (as defined hereafter) on multiple projects, or continuing (on-call) services. Each project or request for Work must be individually described in the job specific Work Authorization on the Owner approved form, which must include a description of (i) the location(s),
(ii) scope(s) of Work, (iii) timetables (i.e. Commencement Date, Substantial Completion Dates and Milestone Dates), (iv) basis of compensation, and
(v) Authorization(s) to Proceed on the Owner approved form. The terms and conditions of the agreement shall apply separately to each project or service. One or more project(s) or service(s) may be in process at any time, or during certain periods of time no project or service may be in process.

     1.8 "SUBSTANTIAL COMPLETION DATE" shall be ___(ON CALL)____ if this Agreement is for an individual project or service. If this Agreement if for continuing (on-call) Work on multiple project or continuing (on-call) services, the Substantial Completion Date shall be as set forth in the job specific Work Authorization form. In either event, the Substantial Completion Date is subject to adjustment in accordance with the Contract Documents.

     1.9 "WORK" shall mean and include the totality of the obligations imposed upon the Contractor by this Agreement and by all other provisions of the Contract Documents, including, without limitation, the structures to be built, the materials, equipment and supplies to be provided and the labor to be performed pursuant to the Contract Documents as set forth on Exhibit A attached hereto which are incorporated herein by reference.

     1.10 "MILESTONE DATES" shall be as set forth on Exhibit D attached hereto unless this Agreement is for continuing (on-call) Work on multiple projects or continuing (on-call) services in which case the Milestone Dates shall be as set forth in the job specific Work Authorization form.

     1.11 "SCHEDULE OF VALUES" shall allocate the entire Contract Sum among the various portions of the Work, generally following the Uniform
Construction Index (CSI) cost analysis format as set forth on Exhibit J attached hereto.


                                   ARTICLE 2
                            PERFORMANCE OF THE WORK


     2.1 The Contractor shall fully perform and complete the Work in compliance with the terms and provisions of the Contract. In connection therewith, the Contractor shall perform or cause to be performed all actions and shall provide and pay for all materials, tools, equipment, supplies, labor and professional and non-professional services, and shall perform all other acts and supply all other things necessary to fully and properly perform and complete the Work pursuant to the Contract Documents.

     2.2 The Contractor shall be solely responsible for the construction means, methods, techniques and procedures utilized to perform and complete the Work.


                                   ARTICLE 3
                            OWNER'S REPRESENTATIVE


     3.1 The Owner's authorized representative (herein referred to as the "Owner's Representative") shall be Ken Kuropatkin; provided, however, that the Owner may, without liability to the Contractor, unilaterally amend this Article from time to time by designating a different person or organization to act as its representative and so advising the Contractor in writing, at which time the person or organization so designated shall be the Owner's Representative for purposes of the Contract.


                                   ARTICLE 4
                            THE ARCHITECT/ENGINEER


     4.1 The Architect/Engineer for the Project (herein referred to as the "A/E" or "Architect") is ___(ON CALL)_____, whose mailing address is _______________, _________________ unless otherwise set forth in the job specific Work Authorization, if applicable; provided, however, that the Owner may, without liability to the Contractor, unilaterally amend this Article from time to time by designating a different person or organization to act as the A/E and so advising the Contractor in writing, at which time the person or organization so designated shall be the A/E for the purposes of the Contract.


                                   ARTICLE 5
                      TIME OF COMMENCEMENT AND COMPLETION


     5.1 The Contractor will commence the Work promptly on the Commencement Date and shall substantially complete all Work on or before the Substantial Completion Date (such period of time is herein referred to as the "Contract Time") and in accordance with such interim milestone dates (herein referred to as the "Milestones Dates") as may be specified in the Contract Documents. The Contract Time and such Milestones Dates are of the essence of the Contract.

     5.2 If any Work is performed by the Contractor prior to the execution of this Agreement based on receipt of a written Notice to Proceed, all such Work performed shall be in accordance with and governed by the Contract Documents.

                                   ARTICLE 6
                                 CONTRACT SUM


     6.1 Provided that the Contractor strictly and completely performs all of its obligations under the Contract Documents in a timely manner, and subject only to additions and deductions by Change Order or as otherwise provided in the General Conditions, the Owner shall pay to the Contractor, at the times and in the installments hereinafter specified, the Contract Sum, to cover the Contractor's profit, general overhead and all costs and expenses of any nature whatsoever (including, without limitation, taxes, labor and materials), and any increases in said costs and expenses, incurred by the Contractor in connection with the performance of the Work, all of which costs and expenses shall be borne solely by the Contractor.


                                   ARTICLE 7
                           APPLICATIONS FOR PAYMENT


     7.1 The Contractor shall, on or before the fifth (5th) day of each calendar month (the "Payment Application Date"), deliver to the Owner an Application for Payment in accordance with the provisions of Article 9 of the General Conditions. Each Application for Payment submitted by the Contractor shall cover one calendar month, and shall cover a period commencing on the first day of the previous month and ending on the last day of the previous month. The Schedule of Values shall be used as a basis for the Contractor's Applications for Payment and the review thereof by Owner. Each Application for Payment shall include the Schedule of Values and be further broken down by facility, labor and material, all as required by the Owner.


                                   ARTICLE 8

                      PROGRESS PAYMENTS AND FINAL PAYMENT
                              OF THE CONTRACT SUM


     8.1 Based on the Contractor's Application for Payment, the Approved Schedule of Values and the approval of the Application for Payment issued by the Owner pursuant to Article 9 of the General Conditions, the Owner shall make monthly payments to the Contractor on account of the Contract Sum. Such monthly payment shall be made on or before the thirtieth (30th) day after receipt by the Owner of the Contractor's Application for Payment, and of all documentation, in proper form, to substantiate the amount owed, whichever is later; provided, however, that the Owner shall have no obligation to make payment as aforesaid if Owner withholds approval thereof as permitted under Subparagraph 9.3.1 of the General Conditions or if the Contractor has not submitted to the Owner with its Application for Payment all required documentation. Each such monthly payment shall be in an amount equal to ninety percent (90%) of the net amount allowed the Contractor for labor, materials and equipment incorporated or used in the Work through the Payment Application Date (or suitably stored at the Job Site and verified by material invoice), as indicated in the Owner's approval of the Application for Payment, after deducting any sums withheld by the Owner pursuant to the Contract Documents and the aggregate of all previous payments to the Contractor on account of the Contract Sum. Upon Substantial Completion of the Work, as set forth in Subparagraph 1.12 of the General Conditions, the Owner shall pay to the Contractor an amount necessary to increase the aggregate payments theretofore made to the Contractor on account of the Contract Sum to ninety percent (90%) of the Contract Sum, less such retainage as the Owner shall determine is necessary for all incomplete Work, unsettled claims or other matters for which the Owner is permitted to withhold under the General Conditions.

     8.1.1 All monthly payments approved by Owner in accordance with this Agreement not paid on or before the thirtieth (30th) day after receipt by the Owner of the Contractor's Application for Payment shall accrue interest at the rate of Twelve Percent (12%) per year.

     8.2 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be paid by the Owner to the Contractor within forty-five
(45) days after approval by the Owner of the final Application for Payment in accordance with the General Conditions; provided, however, that final payment shall in no event be due unless and until the Contractor shall have complied with all provisions of the Contract Documents, including those contained in Subparagraph 9.4.2 of the General Conditions. In addition, defects in the Work discovered prior to final payment shall be treated as non-conforming Work and shall be corrected by the Contractor prior to final payment and not treated as warranty items.


                                   ARTICLE 9
                         CONTRACTOR'S REPRESENTATIONS,
                           WARRANTIES AND COVENANTS


     9.1  The Contractor hereby represents and warrants to the Owner that:

          (a) Contractor is duly licensed to observe and perform the terms, covenants, conditions and other provisions on its part to be observed or performed hereunder;

          (b) Contractor is experienced and skilled in the construction and work of the type described in or required by the Contract Documents;

          (c) All equipment and materials used in connection with the Work shall be new (except if otherwise required by the Specifications), and the equipment, the materials and the Work shall be in accordance with industry standards, free from faults and defects and shall strictly conform to the Contract Documents; and

         9.2 The Contractor accepts the contractual relationship established between Contractor and the Owner. Contractor shall furnish its best skill and judgment and cooperate with the Owner in furthering the interests of the Owner. Contractor shall furnish efficient business administration and superintendence to perform the Work in a workmanlike manner consistent with industry standards and consistent with the Specifications.

         9.3 Contractor hereby represents, warrants and covenants that (i) Contractor has provided nothing of material value to any employee, agent or independent contractor of Owner or any of its affiliates in connection with this Agreement or any other agreement between Contractor and Owner and (ii) Contractor shall not at any time provide anything of material value to any employee, agent or independent contractor of Owner or any of its affiliates in connection with this Agreement or any other agreement between Contractor and Owner. Contractor hereby acknowledges and intends that Owner shall rely upon Contractor's representations, warranties and covenants contained in this Section, and Contractor shall execute a certificate confirming the foregoing at Owner's request.

                                   ARTICLE 10
                                   TERMINATION

         10.1 Termination of the Contract by the Owner, with or without cause, and by the Contractor are provided for in Article 15 of the General Conditions. If the Owner terminates the Contract pursuant to Paragraph 15.2 of the General Conditions, and the unpaid balance of the Contract Sum exceeds the costs and expenses incurred by or on behalf of the Owner in finishing the Work, including compensation for any additional architectural, engineering, management and administrative services, such excess shall, upon the completion of the Work, be paid to the Contractor. If such costs exceed such unpaid balance, the Contractor shall pay the difference to the Owner upon demand.

                                   ARTICLE 11
                                  MISCELLANEOUS

         11.1 No notice or other communication will be deemed given unless sent in any of the manners, and to the persons, specified in this Section. All notices and other communications hereunder will be in writing and will be deemed given (a) upon receipt if delivered personally (unless subject to clause (b)) or if mailed by registered or certified mail, (b) at noon on the date after dispatch if sent by overnight courier or (c) upon the completion of transmission (which is confirmed by telephone or by a statement generated by the transmitting machine) if transmitted by telecopy or other means of facsimile which provides immediate or near immediate transmission to compatible equipment in the possession of the recipient, in any case to the parties at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as will be specified by like notice):

if to Contractor:
                                            Attention:


                                            Telecopy Number: (   )
                                            Confirmation Number: (   )
or if to the Owner:
                                            c/o Ocwen Federal Bank FSB
                                            The Forum, Suite 400
                                            1675 Palm Beach Lakes Boulevard
                                            West Palm Beach, FL 33401
                                            Attention:  William H. Stolberg
                                            Telecopy Number:  561 682-8275
                                            Confirmation Number:  561 682-8182
                                            cc:  Secretary
                                            Telecopy Number:
                                                            -------------------
                                            Confirmation Number:
                                                                ---------------

                cc Owner's Representative:  Compass Management and Leasing, Inc.
                                            1 Front Street, Suite 1200
                                            San Francisco, CA 94111
                                            Attention:
                                            Telecopy Number:
                                            Confirmation Number:

         11.2 Contractor will not use Owner's or any of Owner's affiliates' names, marks, logos or other designations for any reason (including, without limitation, advertising, publicity and promotional materials) without Owner's express prior written consent in each instance, and all such names, marks, logos and other designations of Owner will at all times be and remain the sole and exclusive property of Owner. The foregoing notwithstanding, Contractor will have the right to include representations of the design of the Project, including photographs of the exterior and interior, among Contractor's promotional materials. The Owner agrees to provide professional credit for the Contractor on the construction sign and in the promotional materials for the Project, if any, in a form chosen by Owner.

         11.3 No payment made under this Agreement shall be conclusive evidence of the performance of this Agreement by Contractor, either wholly or in part, and no payment will be construed to be an acceptance of, or to relieve Contractor of liability for, Contractor's failure to perform its duties and obligations under this Agreement in accordance with the terms of this Agreement.

         11.4 This Agreement and the respective rights and obligations of the parties hereto will be governed and construed in all respects in accordance with the laws of the state where the Job Site is located, without regard to its conflicts of laws provisions.

         11.5 Contractor will at all times be an independent contractor and nothing in this Agreement will at any time be construed so as to create the relationship of employer and employee, principal and agent, partnership or joint venture as between Contractor and Owner. Contractor acknowledges that it will have no authority to bind Owner to any contractual or other obligation.

         11.6 All rights available to either party under this Agreement, or allowed it by law or equity, are and will be cumulative and may be exercised separately or concurrently and from time to time without waiver of any other remedies. No party hereto will be deemed to waive any right, power or privilege under this Agreement unless such waiver is expressed in a written instrument signed by the waiving party. The failure of any party hereto to enforce any provision of this Agreement will in no way be construed as a waiver of such provision or a right of such party to thereafter enforce such provision or any other provision of this Agreement.

         11.7 The Contract constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, representations, proposals, discussions and communications, whether oral or in writing, between the parties with respect to the subject matter of this Agreement. EXHIBIT A, EXHIBIT B, EXHIBIT C, EXHIBIT D, EXHIBIT E, EXHIBIT F, EXHIBIT G, EXHIBIT H, EXHIBIT I, EXHIBIT J, ADDENDUM 1, AND ADDENDUM 2 to this Agreement are each hereby incorporated into this Agreement in their entirety by this reference.

         11.8 The Contract may not be amended or modified in any manner except by a written agreement executed by each of the parties hereto.

         11.9 If any provision of the Contract is held to be invalid or unenforceable for any reason, such provision will be conformed to prevailing law rather than voided, if possible, in order to achieve the intent of the parties and, in any event, the remaining provisions of this Agreement will remain in full force and effect and will be binding upon the parties hereto.

         11.10 This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, but all of which will together constitute one and the same agreement.

         11.11 The enumeration and headings contained in this Agreement are for convenience of reference only and will not control or affect the meaning or interpretation of any of the provisions of this Agreement.

         11.12 In its performance of its duties and obligations under the Contract, Contractor and its employees and subcontractors will at all times fully comply with all federal, state and local laws, statutes, ordinances, rules, regulations and orders.

         11.13 THE PARTIES HERETO HEREBY KNOWINGLY AND VOLUNTARILY WAIVE ANY RIGHT WHICH EITHER OR BOTH OF THEM WILL HAVE TO RECEIVE A TRIAL BY JURY WITH RESPECT TO ANY CLAIMS, CONTROVERSIES OR DISPUTES WHICH WILL ARISE OUT OF THIS AGREEMENT OR THE SUBJECT MATTER HEREOF. ANY SUCH CLAIMS OR CONTROVERSIES OR DISPUTES SHALL BE HEARD BY A JUDGE.

         11.14 Unless the context of this Agreement otherwise clearly requires, (i) references in this Agreement to the plural include the singular, the singular the plural, the masculine the feminine, the feminine the masculine and the part the whole and (ii) the word "or" will not be construed as exclusive and the word "including" will not be construed as limiting.

         11.15 All employees of Contractor, whether performing their functions at Contractor's place of business, the Job Site or elsewhere, shall, at all times, be and remain employees of Contractor and shall not be employees of Owner. Contractor shall pay all wages, salaries and other amounts due to its employees who perform on Contractor's behalf under this Agreement or any other agreement between Owner and Contractor, and Contractor shall be solely responsible for all reports, payments and other obligations respecting such employees, including, without limitation, those obligations relating to social security, income tax withholding, unemployment compensation and workers' compensation.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed the day and year first above written.

                                   OWNER:


                                   By:    Compass Management and Leasing, Inc.
                                          Its authorized representative
                                   By:
                                          ------------------------------------
                                   Name:
                                          ------------------------------------
                                   Title:
                                          ------------------------------------


                                   CONTRACTOR:

                                   By:
                                          ------------------------------------
                                   Name:
                                          ------------------------------------
                                   Title:
                                          ------------------------------------

                                LIST OF EXHIBITS


         EXHIBIT A -                List of Contract Documents
         EXHIBIT B -                Special Conditions
         EXHIBIT C -                General Conditions of the Contract for
                                    Construction
         EXHIBIT D -                Milestone Dates
         EXHIBIT E -                Contractor's Guarantee to Owner
         EXHIBIT F -                Payment Bond
         EXHIBIT G -                Performance Bond
         EXHIBIT H -                Change Order Form
         EXHIBIT I -                Project Real Estate - Legal Description
         EXHIBIT J -                Schedule of Values
         ADDENDUM 1 -               Hourly Rate or Fee Schedule, if applicable
         ADDENDUM 2 -               Work Authorization Form

                                    EXHIBIT A

                           LIST OF CONTRACT DOCUMENTS

                                    EXHIBIT B

                               SPECIAL CONDITIONS


C.  Materials purchased by Owner

Certain Materials specified in the Contract Documents and to be incorporated into the Work have been purchased by Owner. The cost for loading, transporting and unloading these Materials at the Project site are included in the Contract Sum. The list of materials purchased by the Owner is bound within this Agreement and made apart of the Contract Documents between Owner and Contractor.

                                    EXHIBIT C

                            GENERAL CONDITIONS OF THE
                            CONTRACT FOR CONSTRUCTION


The General Conditions of the Contract for Construction is bound within this Agreement and made apart of the Contract Documents between Owner and Contractor.

================================================================================

                               GENERAL CONDITIONS



                                     OF THE



                            CONTRACT FOR CONSTRUCTION



================================================================================

                                TABLE OF CONTENTS

                                    ARTICLE 1
                                   DEFINITIONS
1.1      The Contract.............................................................................................  1
1.2      The Owner................................................................................................  1
1.3      The Owner's Representative...............................................................................  1
1.4      The Contractor...........................................................................................  1
1.5      Subcontractor; Sub-subcontractor.........................................................................  2
1.6      The Job Site.............................................................................................  2
1.7      Work; Contract Time; Contract Sum........................................................................  2
1.8      Provide..................................................................................................  2
1.9      Plans....................................................................................................  2
1.10     Specifications...........................................................................................  2
1.11     Substantial Completion...................................................................................  2

                                    ARTICLE 2
                             THE CONTRACT DOCUMENTS
2.1      Execution, Intent and Interpretations....................................................................  2
2.2      Copies Furnished, Ownership..............................................................................  3
2.3      No Oral Waiver...........................................................................................  3

                                    ARTICLE 3
                                      OWNER
3.1      Easements................................................................................................  4
3.2      Access...................................................................................................  4

                                    ARTICLE 4
                           THE OWNER'S REPRESENTATIONS
4.1      Contractual Relationships................................................................................  4
4.2      Role.....................................................................................................  4

                                    ARTICLE 5
                                   CONTRACTOR
5.1      Supervision and Construction Procedures..................................................................  4
5.2      Materials and Equipment..................................................................................  5
5.3      Warranty.................................................................................................  5
5.4      Taxes; Fees and Licenses; Royalties and Patents..........................................................  5
5.5      Compliance with Laws.....................................................................................  6
5.6      Tests....................................................................................................  6
5.7      Drawings.................................................................................................  6
5.8      Binders..................................................................................................  7
5.9      Cleaning.................................................................................................  7
5.10     Start Up.................................................................................................  7
5.11     General..................................................................................................  7

                                    ARTICLE 6
                                 SUBCONTRACTORS
6.1      General..................................................................................................  7
6.2      Award of Subcontracts....................................................................................  7
6.3      Subcontractual Relations.................................................................................  7

                                    ARTICLE 7
                               SEPARATE CONTRACTS
7.1      Owner's Right to Award Separate Contracts................................................................  8
7.2      Mutual Responsibility of Contractors.....................................................................  8

                                    ARTICLE 8


                                      ii

                                      TIME
8.1      Definitions..............................................................................................  9
8.2      Progress and Completion; Scheduling......................................................................  9
8.3      Delays, Extensions of Time and Overtime.................................................................. 10
8.4      Temporary Suspension of Work............................................................................. 12

                                    ARTICLE 9
                             PAYMENTS AND COMPLETION
9.1      Application for Payment; Passage of Title................................................................ 12
9.2      Approvals of Applications for Payment.................................................................... 12
9.3      Payments Withheld; Owner's Right to Make Direct Payments for Work; Failure of Payment.................... 13
9.4      Substantial Completion and Final Payment................................................................. 14
9.5      Beneficial Use and Occupancy; Partial Substantial Completion............................................. 15

                                   ARTICLE 10
                       PROTECTION OF PERSONS AND PROPERTY
10.1     Responsibility for Safety and Health..................................................................... 16
10.2     Protection of Work and Property; Responsibility for Loss................................................. 17
10.3     Emergencies.............................................................................................. 17
10.4     Cleanup.................................................................................................. 18
10.5     Owner's Standards........................................................................................ 18

                                   ARTICLE 11
                                   INSURANCE
11.1     Insurance Provided by Owner.............................................................................. 18
11.2     Contractor's Insurance................................................................................... 18
11.3     Schedule of Insurance Coverages.......................................................................... 19
11.4     Contractors Equipment Policy............................................................................. 20
11.5     Release of Waiver........................................................................................ 20
11.6     Claims Made Policies..................................................................................... 20
11.7     Indemnification.......................................................................................... 21

                                   ARTICLE 12
                               CHANGES IN THE WORK
12.1     Change Orders and Directives............................................................................. 21
12.2     Changes Requiring an Increase in Contract Sum............................................................ 22
12.3     Changes Requiring a Decrease in Contract Sum............................................................. 23
12.4     Disputes Regarding Changes............................................................................... 23
12.5     Audit Rights............................................................................................. 23

                                   ARTICLE 13
                                     CLAIMS
13.1     Claims for Extensions of Contract Time................................................................... 23
13.2     Claims for Increases in Contract Sum..................................................................... 23
13.3     Resolution of Claims..................................................................................... 24
13.4     No Other Claims.......................................................................................... 24
13.5     No Arbitration........................................................................................... 24

                                    ARTICLE 14
                        UNCOVERING AND CORRECTION OF WORK;
                         OWNER'S RIGHT TO CARRY OUT WORK
14.1     Uncovering of Work....................................................................................... 24
14.2     Correction of Work....................................................................................... 24
14.3     Owner's Right to Carry Out Work.......................................................................... 25
14.4     Acceptance of Defective or Non-Conforming Work........................................................... 25


                                   ARTICLE 15


                                      iii

                             TERMINATION OF CONTRACT
15.1     Termination by Contractor................................................................................ 26
15.2     Termination by Owner for Cause........................................................................... 26
15.3     Termination by Owner Without Cause....................................................................... 27

                                   ARTICLE 16
                            MISCELLANEOUS PROVISIONS
16.1     Governing Law............................................................................................ 27
16.2     Assignability; Successors and Assigns.................................................................... 27
16.3     Performance and Payment Bonds............................................................................ 27
16.4     Union Agreements......................................................................................... 27
16.5     General.................................................................................................. 28
16.6     Immigration Reform Control Act........................................................................... 28
16.7     Attorney's Fees.......................................................................................... 28


                            GENERAL CONDITIONS OF THE
                            CONTRACT FOR CONSTRUCTION

                                    ARTICLE 1
                                   DEFINITIONS

The following terms shall have the meanings set forth below in this Article
1. Any terms not otherwise defined in these General Conditions shall have the meaning given to such terms in the Agreement.

1.1 THE CONTRACT. The Contract for Construction (referred to herein as the "Contract") is the sum of all Contract Documents. It represents the entire and integrated agreement between the Owner and the Contractor and supersedes all prior negotiations, representations, understandings or agreements, either written or oral. The Contract may be amended or modified only by a Modification.

          1.1.1 CONTRACT DOCUMENTS. The Contract Documents are as defined in the Agreement. The Contract Documents do not include bidding documents, such as the Advertisement or Invitation to Bid, the Instructions to Bidders, sample forms, the Contractor's Bid or portions of Addenda relating to and to the extent that they may relate to any of the bidding documents or bidding procedure.

          1.1.2 ADDENDUM. An Addendum is a written or graphic instrument issued by the Owner prior to the execution of the Agreement which sets forth additions, deletions or other revisions to the Contract Documents or clarifications thereof.

          1.1.3 MODIFICATION. A Modification is any change or modification to the Contract agreed to in writing by Owner and Contractor. A Modification may be accomplished by: (a) a Change Order; (b) a Directive or (c) any other written amendment to the Contract signed by both parties. A Modification may be made only after execution of the Agreement. No Directive shall be construed as a Change Order or other Modification unless it expressly so states.

          1.1.4 CHANGE ORDER. A Change Order is a written Modification executed by both parties (except in the event of a unilateral Change Order as herein provided) and consisting of additions, deletions or other changes to the Contract. A Change Order may be accompanied by and/or may identify additional or revised Drawings, sketches or other written instructions which become and form part of the Contract Documents by virtue of the executed Change Order. Except as otherwise provided in Subparagraph 1.1.5, a change in the Work, or a change in the Contract Time or the Contract Sum shall become the subject of a Change Order.

          1.1.5 DIRECTIVE. A Directive is a written document issued by the Owner and consisting of additions, deletions, clarifications or other written instructions issued by the Owner with respect to the performance of the Work or the activities of the Contractor on the Job Site or the property of the Owner. A Directive may include, but shall not be limited to, a bulletin, an engineering change or other orders or instructions. Directives may become the subject of a Change Order, either singularly or collectively. Directives shall become the subject of a Change Order if they involve a Change in the Work or a change in the Contract Time or the Contract Sum.

1.2 THE OWNER. The Owner is the person or entity identified as such in the Agreement. The term "Owner", whenever it appears in the Contract Documents, means the Owner and/or the Owner's Representative acting on behalf or for the benefit of the Owner (except as otherwise specified in the Contract Documents or as the context otherwise requires); provided, however, that with respect to any provisions of the Contract which require the Contractor to provide insurance for the protection of the Owner or to release the Owner from, or waive, any claims the Contractor may have against it, the term "Owner" shall mean the Owner and the Owner's Representative, and the parent, related, affiliated and subsidiary companies or partnerships of the Owner (if any) and the officers, directors, shareholders, agents, employees, partners and assigns of each, and shall, to the extent applicable partners, include the parent, related, affiliated and subsidiary companies of the Owner's Representative and the officers, directors, shareholders, agents, employees and assigns of each.

1.3 THE OWNER'S REPRESENTATIVE. The Owner's Representative is the person or entity designated from time to time by the Owner to act as its representative as identified in Article 3 of the Agreement or the most current Modification thereto.

1.4 THE CONTRACTOR. The Contractor is the person or entity identified as such in the Agreement. The Contractor shall so designate a sufficient number of Project representatives that there shall be at least one authorized representative on the Job Site at all times during which the Work is being performed including, without limitation, a project manager (herein referred to as the "Project Manager") who shall at all times have authority to act (in all capacities necessary for the Work) for and bind the Contractor.

1.5       SUBCONTRACTOR; SUB-SUBCONTRACTOR.

          1.5.1 A Subcontractor is a person or entity having a direct contract with the Contractor to perform any of the Work at the Job Site or to supply any materials or equipment to be incorporated in, or utilized in connection with, the Work.

          1.5.2 A Sub-subcontractor is a person or organization having a direct or indirect contract (on any tier) with a Subcontractor to perform any of the Work at the Job Site or to supply any materials or equipment to be incorporated in, or utilized in connection with, the Work.

1.6 JOB SITE. The Job Site shall mean the area in which the Work is to be performed and such other areas as may be designated by the Owner for the storage of the Contractor's materials and equipment.

1.7 WORK; CONTRACT TIME; CONTRACT SUM. The Work, the Contract Time and the Contract Sum are as defined in the Agreement.

1.8 PROVIDE. Except as the context otherwise requires, the term "provide" means to furnish, fabricate, complete, deliver, install and erect, including all labor, materials, equipment, apparatus, appurtenances and expenses necessary to complete in place, ready for operation or use under the terms of the Specifications.

1.9 PLANS Wherever the words "Plan" or "Plans" are used in the Contract Documents, they shall be construed as having the same meaning as Drawing or Drawings (as referred to in the Agreement).

1.10 SPECIFICATIONS. The Specifications shall include those referred to in the Agreement.

1.11 SUBSTANTIAL COMPLETION. Substantial Completion shall occur when Owner, in Owner's reasonable discretion, certifies that all construction is sufficiently complete in accordance with the Contract Documents so that the Owner may, if it so elects, occupy and use the Work or designated portion thereof for the purpose for which it was intended.


                               ARTICLE 2
                        THE CONTRACT DOCUMENTS

2.1       EXECUTION, INTENT AND INTERPRETATIONS

          2.1.1 The Contractor warrants and represents that, in executing the Agreement and undertaking the Work, it has not relied upon any oral inducement or representation by the Owner, the Owner's Representative or any of their officers or agents as to the nature of the Work, the Job Site, the Project conditions or otherwise.

          2.1.2 Execution of the Contract by the Contractor is a representation by the Contractor that the Contact Documents are sufficient to have enabled the Contractor to determine the cost of the Work described therein and that the Contract Documents are sufficient to enable Contractor to construct the Work described therein, and otherwise to fulfill all of its obligations hereunder, including, but not limited to, Contractor's obligation to construct the Work for an amount not in excess of the Contract Sum on or before the date(s) of Substantial Completion for the Work or designated portion(s) thereof established in the Agreement.

               The Contractor further acknowledges and declares that it has visited and, as an experienced and prudent contractor, carefully examined the Job Site, including all existing structures, and is fully familiar with all of the conditions thereon affecting the same. In connection therewith, Contractor specifically represents and warrants to Owner that it has, by careful examination, satisfied itself as to: (a) the nature, location, and character of the Project and the Job Site, including the conditions of the Job Site and all structures and obstructions thereon, both natural and man-made; (b) the nature, location, and character of the general area in which the Project is located, including its climatic conditions, available labor supply and labor costs, and available equipment supply and equipment costs; and (c) the quality and quantity of all materials, supplies, tools, equipment, labor, and professional services necessary to complete the Work in the manner and within the cost and time frame required by the Contract Documents.

               The Contractor further acknowledges that it shall be solely responsible for understanding the location of subsurface lines, cables, pipes and water as well as the conditions and characteristics of all subsoils based upon a careful review, as a prudent and experienced Contractor, of reports as provided by professionals affiliated with the Project, and that it has made all reasonable interpretations, as an experienced and prudent Contractor, of such reports, in combination with a review of the Job Site conditions, to complete the Work as per the Contract Documents.

               In connection with the foregoing, and having carefully examined all Contract Documents, as aforesaid, and having visited the Job Site, the Contractor acknowledges and declares that it has no knowledge of any discrepancies, omissions, ambiguities, or conflicts in said Contract Documents and that if it becomes aware of any such discrepancies, omissions, ambiguities, or conflicts, it will promptly notify Owner and Architect of such matters.

               Further, Contractor recognizes that care is required under urban site construction circumstances with respect to safety, protection of pedestrians, cleanliness of the site, health and other laws, and protection of existing utilities, adjacent streets and property. In arriving at the Contract Sum and the Contract Time, Contractor has, as an experienced and prudent contractor, exercised its best judgment and expertise to include the impact of such circumstances upon the Contract Sum and the Contract Time.

          2.1.3 The Contract Documents include all items necessary for the proper execution and completion of the Work by the Contractor. The Work shall consist of all items specifically included in the Contract Documents as well as additional items of work which an experienced and prudent contractor would include along with that which is specified in order to complete the Work in accordance with the Contract Documents. The Contract Documents are complementary, and what is required by any one Contract Document shall be as binding as if required by all. Contractor acknowledges that any differences between the requirements of the Drawings and the Specifications or any differences noted within the Drawings themselves or within the Specifications themselves and have been referred to the Owner and Architect by Contractor prior to the submission of bids and have been clarified to the satisfaction of the Contractor. If any such differences or conflicts were not called to the Owner's and Architect's attention prior to submission of bids, the Architect and/or the Owner shall decide which of the conflicting requirements will govern based upon the most stringent of the requirements, and, subject to the approval of the Owner, the Contractor shall perform the Work at no additional cost and/or time to the Owner in accordance with the Architect's and/or Owner's decision. Subject to confirmation or approval by the Owner, large scale Drawings take precedence over smaller scaled Drawings, figured dimensions on the Drawings take precedence over scaled dimensions, and noted items on the Drawings take precedence over graphic representations.

          2.1.4 All discrepancies and ambiguities in the Contract Documents shall be interpreted so as to result in quality and complete performance. Where variances occur between the drawings and the specifications or within either document itself, or between Contract Documents and site conditions, they shall be brought, in writing to the immediate attention of the Architect and the Owner. In case of discrepancies between Contract Documents, the Contractor shall secure written instructions from the Architect and the Owner before proceeding with the Work affected by omissions or discrepancies. The Contractor shall assume full responsibility for proceeding with such work without approval from the Architect and the Owner including, but not limited to, the duty to remove such work and correct any consequences of such removal.

          2.1.5 When more than one material, brand or process is specified for a particular item of Work, the choice shall be the Contractor's. Contractor may, after notifying the Architect and Owner, select the one it considers to be the best. Approval by Architect or Owner of materials, suppliers, processes or Subcontractors does not imply a waiver of any Contract requirements including, without limitation, Contractor's warranty.

2.2 COPIES FURNISHED; OWNERSHIP. All Contract Documents and copies thereof furnished by the Owner or the Owner's Representative are and shall remain the Owner's property. They are not to be published or used by the Contractor on any other project and, with the exception of one complete set for the Contractor, are to be returned to the Owner upon completion of the Work.

2.3 NO ORAL WAIVER. The provisions of this Contract cannot be amended, modified, varied or waived in any respect except by a Modification signed by the Owner and the Contractor. The Contractor is hereby given notice that no person has authority to orally waive, or to release the Contractor from, any of the Contractor's duties or obligations under or arising out of this Contract. Any waiver, approval or consent granted to the Contractor shall be limited to those matters specifically and expressly stated thereby to be waived, approved or consented to and shall not relieve the Contractor of the obligation to obtain any future waiver, approval or consent. Despite any prior waiver, approval or consent as to any particular matter, the

Owner may at any time require strict compliance with the Contract Documents as to any succeeding obligation respecting the same matter or as to any other matter.

                                  ARTICLE 3
                                    OWNER

3.1 EASEMENTS. The Owner shall obtain and pay for any easements required for permanent structures.

3.2 ACCESS The Owner A/E, and governmental inspectors, shall at all times have access to the Work at each and every stage of preparation and progress. The Contractor shall provide facilities for such access.


                                  ARTICLE 4
                         THE OWNER'S REPRESENTATIONS

4.1 CONTRACTUAL RELATIONSHIPS. Nothing contained in the Contract Documents shall create any contractual relationship between the Owner's Representative and the Contractor; provided, however, that the Owner's Representative shall be deemed to be a third party beneficiary of those obligations of the Contractor to the Owner's Representative as imposed by the Contract Documents, (including, but not limited to, the Owner's Representative's rights pursuant to Paragraph 7.2 and Articles 10 and 11 of these General Conditions).

4.2 ROLE Except as otherwise provided in the Contract Documents, and until the Contractor is notified in writing to the contrary, all actions to be taken by, all approvals, notices, consents, directions and instructions to be given by, all notices and other matters to be delivered to, all determinations and decisions to be made by and, in general, all other action to be taken by, or given to, the Owner shall be taken, given and made by, or delivered or given to, the Owner's Representative in the name of and on behalf of the Owner; provided, however, that the Owner (and not the Owner's Representative) shall be solely obligated to the Contractor for all sums required to be paid by the Owner to the Contractor hereunder. If the Owner's Representative is an organization, then it shall, in turn, act through such person or persons as it may designate in writing from time to time. Only those so designated are authorized to grant on behalf of the Owner any approval, consent or waiver with respect to the Contract Documents or the Work, or to otherwise act for the Owner in any capacity whatsoever.


                              ARTICLE 5
                             CONTRACTOR

5.1       SUPERVISION AND CONSTRUCTION PROCEDURES

          5.1.1 The Contractor shall supervise and direct the Work using its best skill and attention. The Contractor shall be solely responsible for all construction means, methods, techniques, sequences, coordination, scheduling (subject to Article 8) and procedures for all cleanup and for all safety and weather precautions and programs in connection with the Work.

          5.1.2 The superintendent and project manager selected by the Contractor shall be subject to Owner's approval, which approval will not be unreasonably denied, and shall be approved in writing by Owner. If, for any reason and at any time, the services of the superintendent and/or project manager selected by Contractor and approved by Owner are no longer available, then the Contractor shall not select a substitute superintendent and/or project manager without the prior written consent of the Owner in accordance with this paragraph.

          5.1.3 The Contractor shall be fully responsible to the Owner for the acts and omissions of its employees and of all Subcontractors and Sub-subcontractors and their agents and employees, and all other persons performing any of the Work in the same manner as if they were the acts and omissions of persons directly employed by the Contractor.

          5.1.4 The Contractor shall not be relieved of its obligations to perform the Work in accordance with the Contract Documents either by the activities or duties of the Owner in its administration of the Contract, including any inspections or tests required or performed under Paragraph 5.6, or by approvals or other similar action with regard to shop drawings or submittals (of any type), or by the activities of persons other than the Contractor with respect to the Project. Further, notwithstanding the fact that a dispute, controversy or other question may have arisen between the parties hereto relating to the execution or progress of the Work, the interpretation of the Contract Documents, the payment of any monies, the delivery of any materials or any other matter whatsoever, the Contractor shall not be relieved of its obligations to pursue the Work diligently under the Contract Documents pending the determination of such dispute, controversy or other question.

5.1.5 The Contractor shall establish and maintain bench marks and all other grades, lines and levels necessary for the Work, report errors and inconsistencies to the Owner and A/E before commencing Work, and, if applicable, review the placement of the building(s) and permanent facilities on the Job Site with the Owner and A/E after all lines are staked out and before foundation Work is started. Any encroachments made by Contractor or its Subcontractors or Sub-subcontractors (of any tier) on adjacent properties due to construction as revealed by an improvement or other survey shall be the sole responsibility of the Contractor (except for encroachments arising from errors and omissions in the Contract Documents not reasonably discoverable by Contractor), and Contractor shall correct such encroachments within thirty (30) days of the improvement survey (or as soon thereafter as reasonably possible), at Contractor's sole cost and expense, either by the removal of the encroachment (and subsequent reconstruction on the Project site) or agreement with the adjacent property owner(s) (in form and substance satisfactory to Owner in its sole discretion) allowing the encroachments to remain.

5.2       MATERIALS AND EQUIPMENT.

          5.2.1 The Contractor shall submit to Owner, in a form acceptable to Owner, a submittal log which will outline the requirements of each submittal of materials or equipment by the architectural division breakdown, including status dates of delivery of such materials or equipment.

          5.2.2 Materials shall conform to manufacturer's standards in effect at the date of execution of the Agreement and shall be installed in strict accordance with manufacturer's directions. The Contractor shall, reasonably require by Owner or Architect, furnish satisfactory evidence as to the kind and quality of all materials. After the Contract Documents are executed, if it becomes necessary for the Contractor to substitute a material or product of a different brand or manufacturer in lieu of that specified, Contractor shall submit a written request to the owner for approval of such proposed substitutions. Each request for substitution shall be accompanied by complete descriptive literature and performance data upon the specified item and the proposed substitution, plus any samples as may be required by the Owner. Each proposed substitution shall require the written approval of the Owner before its incorporation into the Work, which shall not constitute authorization or approval of a change in the Contract Sum or Contract Time. The Contractor shall submit requests for substitution as soon as practicable after the need for the substitution is determined to allow for adequate consideration of such request and to minimize delay in the progress of the Work.

5.3 WARRANTY. The Contractor represents and warrants to the Owner that all materials and equipment furnished under the Contract shall be new unless otherwise specified, and that all Work shall be (i) of good quality, free from faults and defects, and (ii) in conformance with the Contract Documents. All Work not so conforming to these standards shall be considered defective. This warranty is not limited by the provisions of Paragraph 14.2 of these General Conditions or Article 9 of the Agreement. All warranties and guarantees from Subcontractors or Sub-subcontractors (including manufacturers) shall be assignable to the Owner regardless of whether it is so stated therein, and the Contractor agrees to assign all such warranties and guarantees to the Owner and deliver them pursuant to Subparagraph 9.4.2. The Contractor's obligations under this Paragraph shall survive the expiration or sooner termination of the Contract.

5.4       TAXES; FEES AND LICENSES; ROYALTIES AND PATENTS.

          5.4.1 The Contractor shall pay, or cause to be paid, all import duties and sales, consumer, use, excise, value added and ad valorem taxes required to be paid in connection with the Work or upon materials, tools or equipment brought to the Job Site or used in the Work. If any of the foregoing taxes are not paid in a timely manner, the Owner may withhold the amount of any such taxes from any amounts owing to the Contractor under the Contract Documents, submit the amount so withheld to the appropriate taxing authority on behalf of the Contractor or its Subcontractors or Sub-subcontractors and offset said amount against the Contract Sum.

          5.4.2 The Contractor shall secure and pay for all governmental fees, permits and licenses which the Owner is not specifically required to provide and pay for under the Contract Documents. The Contractor shall secure and pay for all temporary utility connection required to perform the Work, including, without limitation, electrical power, gas and water.

          5.4.3 The Contractor shall pay all royalties and license fees incident to the use of any invention, design, process or device which is the subject of patent rights, copyrights or other proprietary rights held by others, all of which shall be deemed included in the Contract Sum. The Contractor shall not unlawfully use or install any patented or copyrighted article and shall indemnify the Owner from and against any and all actions, suits, judgments, losses, costs or expenses, including attorneys' fees, arising out of any claims for infringement of, or otherwise related to, any patent rights or copyrights. In the event of any injunction or legal action arising out of any such infringement which has the effect of delaying the Work, the Owner may require the Contractor to substitute such other articles of like kind as will make it possible to proceed with and complete the Work, and all costs and expenses occasioned thereby shall be borne by the Contractor.

5.5 COMPLIANCE WITH LAWS. The Contractor shall, at its cost and expense, comply with each and every federal, state and local law, ordinance, code, rule and regulation, as well as the lawful order or decree of any public or quasi-public authority, bearing on the performance and not the design (unless Contractor, any Subcontractor, and/or any of their respective agents, representatives, suppliers or any other person or entity directly or indirectly employed, utilized and/or controlled by any of them prepared the design)of the Work specifically including, but not limited to, those specified in Subparagraph 10.1.2 and all applicable building codes. The Contractor shall review the Contract Documents, as an experienced and prudent contractor, in order to determine whether they are in accordance with all building laws, codes and regulations. Contractor shall immediately provide written notice to Architect and Owner of any building laws, codes or regulations that the Contract Documents are in violation of and that Contractor knows of or should, as an experienced and prudent contractor, know of. The Contractor shall not violate any zoning, set back or other location requirements of law, or of any recorded covenants. If Contractor performs the Work or any portion thereof in violation of any laws, statutes, ordinances, building codes or rules and regulations without express prior written approval from Architect and Owner, Contractor shall be fully and solely responsible for such Work and all costs and expenses attributable thereto.

5.6       TESTS

          5.6.1 If the Contract Documents, or any laws, ordinances, rules, regulations or any orders or decrease of any public or quasi-public authority having jurisdiction, or common practice in the industry, require or dictate that the Contractor have any portion of the Work inspected, tested or approved, the Contractor shall advise the Owner in a timely manner (in writing, if practicable) of its readiness and of the date arranged so that the Owner may observe such inspection, testing or approval. The Contractor shall bear all costs of such inspections, tests and approvals except as otherwise specified in the Contract Documents.

          5.6.2 The Owner may require any special inspection, testing or approval of the Work not included under Subparagraph 5.7.1, or any more stringent inspection, testing or approval thereof, in which event it shall instruct the Contractor to order such inspection, testing or approval, and the Contractor shall advise the Owner in a timely manner (in writing, if practicable) as in Subparagraph
          5.7.1. If such inspection or testing reveals any failure of the Work or the performance thereof to comply with the requirements of the Contract Documents, or reveals any defect in the Work, the Contractor shall bear the costs of such inspection or testing and all costs to correct the Work to the satisfaction of the Owner, which, if incurred by the Owner, may be deducted or offset by the Owner against any amounts then or thereafter due to the Contractor. If such inspection or testing proves that the Work was performed properly, the Owner shall bear the costs of such inspection or testing.

          5.6.3 Required certificates of inspection, testing or approval shall be secured by the Contractor and promptly delivered by it to the Owner.

5.7 DRAWINGS. Shop Drawings for architectural, structural, mechanical and electrical work shall be submitted for approval to the A/E and a copy of all such submissions shall be provided simultaneously to the Owner. Contractor shall maintain an accurate record of all deviations from the approved shop Drawings and the Plans and the Specifications which occur in the Work as actually constructed, and shall submit to the A/E for approval two (2) sets (one to be reproducible) of complete information, including descriptions, drawings, sketches, marked prints and similar data, indicating the "as-built" conditions. Contractor shall keep "record" and shop drawings up to date as the Work progresses and shall at all times keep such up-to-date drawings available to Owner and A/E at the Work site. Submission of all "record" drawings to Owner is required prior to Contractor's Application for Final Payment.

5.8 BINDERS. The Contractor shall assemble for approval by the A/E and the Owner three (3) complete copies in loose leaf binders of all operating and maintenance data for all equipment and machinery, if any, installed as a part of the Work.

5.9 CLEANING. The Contractor shall be responsible for damaged or broken glass and at completion of the Work shall replace such damaged or broken glass. The Contractor shall perform the following final cleaning at completion of the Work, as applicable: (a) removal of all temporary protections; (b) removal of all marks, stains, fingerprints and other soil or dirt from all surfaces and other work; (c) removal of all spots, mortar, plaster, soil and paint from ceramic tile, marble, and other finish materials and from all surfaces and other work; (d) cleaning of all fixtures, cabinetwork and equipment, removal of all stains, paint, dirt, and dust and leave same in an undamaged and new condition; and (e) cleaning of all surfaces and other work in accordance with recommendations of the manufacturer.

5.10 START UP. After Substantial Completion, the Contractor shall perform or assist Owner in the start-up of all Equipment and other mechanical operations and systems included as a part of the Work.

5.11 GENERAL. The duties and responsibilities of the Contractor as set forth in this Article 5 are in addition to, and not in lieu of, other duties and responsibilities of the Contractor enumerated elsewhere in the Contract Documents.


                                    ARTICLE 6
                                 SUBCONTRACTORS


6.1 GENERAL. Nothing contained in the Contract Documents shall create any contractual relationship between the Owner or the Owner's Representative and any Subcontractor or Sub-subcontractor. However, it is acknowledged that the Owner and Owner's Representative are intended third party beneficiaries of the obligations of the Subcontractors and Sub-subcontractors related to the Work and the Project.

6.2 AWARD OF SUBCONTRACTS. The Contractor shall, prior to awarding any subcontract, notify the Owner in writing of the names of all Subcontractors proposed for the several parts of the Work and shall include with any such notice the completed insurance information form and any insurance certificates required by this Contract for any proposed Subcontractor. The Owner may also require such lists and information regarding any proposed Sub-subcontractors. The Contractor shall also advise the Owner in writing of any Subcontractor or Sub-subcontractor with which it shares any business relationship or financial interest, and of the nature and extent of any such relationship or interest. No Subcontractor or Sub-subcontractor shall be engaged if objected to by the Owner; provided, however, that if the Owner does not take exception to a Subcontractor or Sub-subcontractor in writing within fifteen (15) days of its receipt of such notification, such Subcontractor or Sub-subcontractor shall be deemed acceptable to the Owner. The Owner shall not be liable to the Contractor in any manner arising out of the Owner's objection to a proposed Subcontractor or Sub-subcontractor. The Contractor shall not terminate the employment of a Subcontractor or Sub-subcontractor engaged in the Work prior to the expiration of that subcontract without good cause shown and the Owner's prior approval after reasonable notice of the Contractor's intent to so terminate. If any Subcontractor withdraws, becomes insolvent or otherwise incapacitated, abandons the Work or is dismissed by Contractor, then Contractor shall promptly submit a substitute Subcontractor to Owner for Owner's approval, which approval shall not be unreasonably withheld. If Owner rejects any proposed substitute Subcontractor, Owner will provide Contractor with Owner's reason for such rejection. All costs incurred by Contractor in replacing any Subcontractor shall be borne by Contractor. The Contractor shall provide the Owner with copies of each subcontract with the subcontractor within ten (10) days after execution of the subcontract by the Contractor. If the Owner provides Contractor with a list of pre-approved Subcontractors prior to bid, the Owner may elect to reject a listed Subcontractor and that portion of the Contractor's bid relating thereto. In that event, Owner shall be liable for the difference in cost between the bid of the original Subcontractor and that of the Subcontractor hired to perform the Work. If the Owner provides no such pre-approved list, Owner may elect to reject any Subcontractor proposed by Contractor and shall be liable for the difference in cost between the bid of the originally proposed Subcontractor and that of the Subcontractor hired to perform the work only if Owner's rejection is unreasonable or arbitrary.

6.3   SUBCONTRACTUAL RELATIONS.

      6.3.1 All subcontracts and sub-subcontracts shall be in writing. Each subcontract and sub-subcontract shall contain a reference to this Contract and shall incorporate the terms and conditions hereof to the full extent applicable to the portion of the Work covered thereby. Each Subcontractor must agree, for the benefit of the Owner, to be bound by, and to require each of its Sub-subcontractors to be bound by, such terms and conditions to the full extent applicable to its portion of the Work. In addition, each

      Subcontract and sub-subcontract must: (i) require that the Work be performed in strict accordance with the requirements of the Contract Documents; (ii) waive all rights that the subcontractor or sub-subcontractor may have against the Owner for damages caused by fire or other perils covered by the property insurance required by the Contract Documents; (iii) require the subcontractor or sub-subcontractor to carry and maintain insurance of the types and in the amounts required of Contractor by the Contract; (iv) require the subcontractor or sub-subcontractor to furnish such certificates and waivers as the Owner, any lender or title insurer may reasonably request, including waivers of mechanics', labor and materialmens' lien rights to the extent permitted by law; and (v) provide that the subcontract is freely assignable by Contractor to Owner and its assigns.

      6.3.2 Each subcontract awarded hereunder by Contractor is hereby assigned by Contractor to Owner; provided, however, that such assignment is effective only after termination of the Contract by Owner (in whole or in part) and only as to those subcontracts which the Owner affirmatively accepts by notifying the Subcontractor in writing. Upon the acceptance of a particular subcontract by Owner, (i) Contractor will promptly furnish to Owner the original signed copy of the subcontract and (ii) Owner shall only be required to compensate the designated Subcontractor for compensation accruing for Work done or materials delivered from and after the date on which Owner accepts the Subcontract. Contractor shall be solely responsible for promptly paying all sums due and owing by Contractor to the designated Subcontractor for work performed or material supplied prior to Owner's acceptance of the applicable Subcontract.

      6.3.3 Contractor shall be solely and fully responsible for the payment of all Subcontractors and all other persons or entities directly or indirectly employed by the Contractor, whether or not such persons or entities are entitled to assert mechanics' lien, equitable lien or labor and materialmens' lien rights against the property of Owner or the Work. If Contractor fails to make payment to any Subcontractors, Owner will have the right to make payment directly to such subcontractors for the amount claimed to be due by such party, and the amount of any such payment may be charged to Contractor (which Contractor will promptly pay) or deducted from the amount due or to become due contractor under the Contract.


                                    ARTICLE 7
                               SEPARATE CONTRACTS


7.1 OWNER'S RIGHT TO AWARD SEPARATE CONTRACTS. The Owner reserves the right to award other contracts in connection with the Project or other work on the Job Site on any terms and conditions which the Owner may from time to time determine in its sole discretion (hereinafter referred to as "Separate Contracts"; and such other Contractors are hereinafter referred to as "Separate Contractors").

7.2   MUTUAL RESPONSIBILITY OF CONTRACTORS.

      7.2.1 The Contractor shall afford all Separate Contractors and the Owner reasonable opportunity for the introduction and storage of their materials and equipment and for the execution of their work and shall properly cooperate, connect and coordinate the Work with such other work as shall be in the best interest of the Project as reasonably determined by the Owner.

      7.2.2 If the execution or result of any part of the Work depends upon any work of the Owner or of any Separate Contractor, the Contractor shall, prior to proceeding with the Work, inspect and promptly report to the Owner in writing any apparent discrepancies or defects in such work of the Owner or of any Separate Contractor that render it unsuitable for the proper execution or result of any part of the Work. Failure of the Contractor to so inspect and report shall constitute an acceptance of the Owner's or Separate Contractor's work as fit and proper to receive the Work, except as to defects which may develop in the Owner's or Separate Contractor's work after completion of the Work and which the Contractor could not have discovered by its inspection prior to the completion of the Work.

      7.2.3 Should the Contractor cause damage to the work or property of the Owner or of any Separate Contractor on the Project, or to other work on the Job Site, or delay or interfere with the Owner's or any Separate Contractor's work, the Contractor shall be liable for the same; and, in the case of a Separate Contractor, the Contractor shall attempt to settle said claim with such Separate Contractor prior to such Separate

      Contractor's institution of litigation or other proceedings against the Contractor. If so requested by the parties to the dispute, the Owner may, but shall not be obligated to, arbitrate the dispute, in which event the decision of the Owner shall be final and binding on the parties to the dispute.

      7.2.4 Should any Separate Contractor cause damage to the Work or to the property of the Contractor or cause delay or interference with the Contractor's performance of the Work, the Contractor shall present to such Separate Contractor any claims it may have as a result of such damage, delay or interference (with an information copy to the Owner) and shall attempt to settle its claim against such Separate Contractor prior to the institution of litigation or other proceedings against said such Separate Contractor. If so requested by the parties to the dispute, the Owner may, but shall not be obligated to, arbitrate the dispute, in which event the decision of the Owner shall be final and binding on the parties to the dispute. In no event shall the Contractor seek to recover from the Owner or the Owner's Representative, and the Contractor hereby represents that it will not seek to recover from them, any costs, expenses or losses incurred by the Contractor as a result of any damage to the Work or property of the Contractor or any delay or interference caused or allegedly caused by any Separate Contractor.

      7.2.5 If a dispute arises between the Contractor and any Separate Contractors as to the responsibility for cleaning as required by the Contract Documents, the Owner may clean and charge the cost thereof to the responsible contractor, or apportion it among the several responsible contractors, as the Owner shall reasonably determine to be just.


                                    ARTICLE 8
                                      TIME


8.1      DEFINITIONS.

         8.1.1 Whenever the word "day" is used in the Contract Documents, it shall mean a calendar day unless otherwise specifically provided.

8.2      PROGRESS AND COMPLETION; SCHEDULING.

         8.2.1 All times and dates stated in the Contract Documents including, without limitation, the Commencement Date, Milestone Dates, the Substantial Completion Date, and all dates and times for the delivery and installation of materials and equipment, are of the essence of the Contract.

         8.2.2 The Contractor shall begin the Work on the Commencement Date and shall perform the Work diligently, expeditiously and with adequate resources so as to meet all Milestones and complete all the Work within the Contract Time. The scheduling of the Work shall be performed and monitored by the Contractor utilizing a reasonable method to be chosen by the Owner. The Contractor (and its Subcontractors, if the Owner requires) shall prepare a construction time schedule (the "Schedule") setting forth the times by which each significant segment of the Work must be commenced and completed and the schedule pursuant to which the Work must be performed in order for the Work to be completed on time. The Schedule shall be subject to Owner's approval. In addition, the Contractor (and its Subcontractors, if the Owner requires) shall furnish all scheduling information requested by the Owner (in such form and detail as requested for the particular portion of the Work and as approved by Owner) within two (2) weeks of the Owner's request and shall attend such meetings concerning scheduling as the Owner may call from time to time. The Contractor shall comply with the Schedule or Schedules established by it and approved by the Owner. With respect to any portion of the Work for which a Schedule has not been established, the Contractor shall commence such portion of the Work within three (3) days of the date on which the Owner directs such commencement and shall thereafter prosecute and complete the same with all due diligence or as otherwise directed by the Owner. Neither the scheduling information submitted by the Contractor or its Subcontractors, the acceptance or approval thereof by the Owner nor the establishment or implementation of, or failure to establish or implement, a Schedule by the Owner shall relieve the Contractor of its obligation to perform and complete the Work in a timely manner or to otherwise perform in accordance with the Contract Documents.

         8.2.3 The Contractor shall update the Schedule every two weeks to reflect any authorized changes in the Contract Time and shall provide a chart showing the progress of each separate segment of the Work and any new projected completion date(s).

         8.2.4 Float or slack time associated with any one chain of activities is defined as the amount of time between earliest start date and latest start date or between earliest finish date and latest finish date for such activities, as set forth in an approved Schedule (assuming the critical path method is used), including any revision or updates thereto. Float or slack time is not for the exclusive use or benefit of either the Owner or the Contractor. However, if float time associated with any chain of activities is expended but not exceeded by any actions attributable to the Owner, the Contractor shall not be entitled to an extension in the Contract Time.

8.3      DELAYS, EXTENSIONS OF TIME AND OVERTIME.

         8.3.1 If the Contractor is delayed at any time in progress of the Work solely by (i) an act or neglect of the Owner or Architect, an employee of either or a separate contractor employed by Owner or
         (ii) by a Force Majeure Event, then the Contract Time may be extended as is necessary to reflect the length of the delay actually and directly caused by such occurrence; provided, however, that no claim by the Contractor for an extension of time for any such delay shall be considered unless made in accordance with Paragraph 13.1 below. For the purposes of the Contract, the term "Force Majeure Event" shall mean fire, flood, earthquake, strike (provided the strike does not arise from the actions or inactions of Contractor, any Subcontractor, and/or any of their respective agents, representatives, suppliers or any other person or entity directly or indirectly employed, utilized and/or controlled by any of them) or other Act of God not caused or permitted by Contractor and which could not have been anticipated by Contractor. The Contractor shall, in the event of any occurrence likely to cause a delay, cooperate in good faith with the Architect and Owner to minimize and mitigate the impact of any such occurrence and do all things reasonable under the circumstances to achieve this goal. Contractor understands and agrees that, regardless of the cause of any delay and whether or not any extension of time may be agreed to in connection therewith, Contractor shall continue to prosecute all Work not affected by said delay and, with respect to such portion or portions of the Work as may be so affected, Contractor shall use its best efforts to minimize the effect of said delay. The foregoing terms and provisions of this Paragraph 8.3.1 notwithstanding, in no event and under no circumstances will the Contract Time be extended in the event of any delay caused by (i) an act or neglect or the fault of Contractor, any Subcontractor, any Sub-subcontractor and/or any of their respective agents, employees, representatives, suppliers or any other person or entity directly or indirectly employed, utilized and/or controlled by any of them, (ii) intentionally omitted, (iii) delays in transportation, (iv) lack of supplies or unavailability of specific mechanical elements or (v) labor disputes within the work force of Contractor, any Subcontractor, and/or any of their respective agents, representatives, suppliers or any other person or entity directly or indirectly employed, utilized and/or controlled by any of them unless such labor disputes are not the result of the actions or inactions of Contractor, any Subcontractor, and/or any of their respective agents, representatives, suppliers or any other person or entity directly or indirectly employed, utilized and/or controlled by any of them.

         8.3.2 No change in the Work, whether by way of alteration or addition to the Work, shall be the basis of an extension in the Contract Time unless and until such alteration or addition has been authorized by a Change Order executed and issued in accordance with and in strict compliance with the requirements of the Contract Documents. Any claim for increased cost for delay shall be asserted in accordance with the provisions of Paragraph 13.1 unless the time is extended in writing by the Owner. This requirement is of the essence of the Contract Documents. Accordingly, no course of conduct or dealings between the parties, nor express or implied acceptance of alterations or additions to the Work, and no claim that the Owner has been unjustly enriched by an alteration or addition to the Work, whether or not there is in fact any such unjust enrichment, shall be the basis for any claim to an increase in the Contract Sum or an extension in the Contract Time.

         8.3.3 Notwithstanding any other term or provision of the Contract to the contrary, if Contractor fails to achieve Substantial
         Completion of any phase of the Work on or before the expiration of the Contract Time for any reason other than the occurrence of a Force Majeure Event, Contractor shall pay to Owner the following as liquidated delay damages the sum of $____N/A______ for each calendar day for which Substantial Completion shall not have occurred on or before the expiration of the Contract Time ("Delay Damages") (if this Agreement if for continuing (on-call) Work on multiple projects or continuing (on-call) services, the Delay Damages shall be as set forth in the Owner approved Work Authorization form). It is hereby expressly agreed by Contractor that the Delay Damages to which Owner is entitled under this Paragraph 8.3.3 are a reasonable forecast of just compensation for the harm that would be caused by Contractor's failure to achieve Substantial Completion by the expiration of the Contract Time, but do not compensate Owner for any other damages of any type or kind, including without limitation any damages related to or in connection with Contractor's failure to fully and properly perform the Contract Documents or any damages resulting from ______________ (if this Agreement if for continuing (on-call) Work on multiple projects or continuing (on-call) services, this information shall be as set forth in the Owner approved Work Authorization form).

         8.3.4 All Delay Damages will be due and payable immediately upon Owner's demand therefor, and all Delay Damages that remain unpaid shall bear interest from the date of demand until paid at the maximum lawful rate, or if there is no applicable maximum lawful rate, at the rate of 12% per annum. Owner shall have the right, but not the obligation, to set off all Delay Damages against any amounts due from Owner to Contractor, including without limitation any retainage amounts.

         8.3.5 In addition to the Delay Damages, Owner shall at all times be entitled to all of its remedies under the Contract Documents and at law and in equity, including, without limitation, the recovery of damages related to or in connection with Contractor's failure to fully and properly perform the Contract Documents or any damages resulting from _________________ (if this Agreement if for continuing (on-call) Work on multiple projects or continuing (on-call) services, this information shall be as set forth in the Owner approved Work Authorization form).

         8.3.6 Whenever the Work falls behind schedule due to the fault of the Contractor, the Contractor shall, to the extent necessary to meet said schedule, increase its labor force and/or provide overtime, extra shifts, Saturday, Sunday and/or holiday work, and shall have each Subcontractor do likewise, all at no additional cost to or compensation from the Owner. Further, the Owner shall have the right to deduct or offset against any amounts then or thereafter due to the Contractor, or to be reimbursed by the Contractor for, any additional costs the Owner may incur as a direct result of said increase in labor force or overtime, extra shifts, Saturday, Sunday and/or holiday work.

         8.3.7 The Owner may, in its sole discretion and for any reason, direct the Contractor to accelerate the schedule of performance by providing overtime, extra shifts, Saturday, Sunday and/or holiday work and/or by having all or any Subcontractors or Sub-subcontractors designated by the Owner provide overtime, extra shifts, Saturday, Sunday and/or holiday work.

                    8.3.7.1 In the event of overtime, extra shifts, Saturday, Sunday or holiday work by the Contractor's own forces pursuant to this Subparagraph 8.3.7, the Owner's sole and exclusive obligation to the Contractor (except as hereinafter provided) on account thereof shall be to reimburse the Contractor for the direct cost to the Contractor of the premium time (or shift differential for any extra shifts) for all labor utilized by the Contractor in such overtime, extra shifts, Saturday, Sunday or holiday work (but not for the straight time costs of such labor), together with any Social Security and state or Federal unemployment insurance taxes in connection with such premium time (or shift differential for any extra shifts).

                    8.3.7.2 In the event of overtime, extra shifts, Saturday, Sunday or holiday work by a Subcontractor pursuant to this Subparagraph 8.3.7, the Owner's sole and exclusive obligation to the Contractor (except as hereinafter provided) on account thereof shall be to reimburse the Contractor for the direct cost to the Subcontractor for the premium time (or shift differential for any extra shifts) of all labor utilized in such overtime, extra shifts, Saturday, Sunday or holiday work (but not for the straight time costs of such labor), together with any Social Security and state or Federal unemployment insurance taxes, benefits and mark up in connection with such premium time.

8.4 TEMPORARY SUSPENSION OF WORK. The Owner shall have the authority to suspend the Work, in whole or in part, for such periods and such reasons as it may deem necessary or desirable, in its sole discretion, including without limitation: (a) unsuitable weather; (b) other conditions considered unfavorable for the suitable prosecution of the Work; (c) special events and/or (d) other conditions considered adverse to the best interests of the Owner. Any such suspension shall be in writing to the Contractor. The Contractor shall immediately obey such orders of the Owner and shall not resume the Work until so ordered in writing by the Owner. The Contractor shall be entitled to an extension of the Contract Time not to exceed the length of time that the Work was suspended provided the claim is submitted in accordance with Paragraph 13.1 and the suspension is not due to an act or omission of the Contractor, any Subcontractor or Sub-subcontractor.


                                    ARTICLE 9
                             PAYMENTS AND COMPLETION

9.1      APPLICATION FOR PAYMENT; PASSAGE OF TITLE.

         9.1.1 The "Payment Application Date" shall be that day of each Calendar month designated in Section 7.1 of the Agreement when the Contractor shall deliver the "Application for Payment", as hereinafter defined, to the Owner.

         9.1.2 The "Application for Payment" shall be an invoice prepared by the Contractor and submitted to the Owner in accordance with the Contract Documents. It shall show in detail all monies properly payable to the Contractor in accordance with the Approved Schedule of Values, including those items of labor, materials and equipment used or incorporated in the Work (and, if the Owner has agreed in advance in writing, suitably stored at the Job Site) through and including the Payment Application Date. The Application for Payment shall have, as attachments, (a) conditional mechanics' lien releases from the Contractor and all applicable Subcontractors, Sub-subcontractors and suppliers with respect to materials supplied and services provided for which current payment is requested, (b) unconditional mechanics' lien releases from the Contractor and all applicable Subcontractors, Sub-subcontractors and suppliers with respect to materials supplied and services provided for which payment by the Owner was made pursuant to the previous Application for Payment (provided that if a required payment has not been made by Owner pursuant to the terms of this Agreement for any previous month, Contractor shall attach conditional lien releases from the Contractor and all applicable Subcontractors, Sub-subcontractors and suppliers for which payment has not been made pursuant to this Agreement and, upon receipt of the required payment, Contractor shall immediately deliver to Owner unconditional mechanics' lien releases) and (c) such other evidence of performance of the Work, the costs thereof and payment therefor as the Owner may deem necessary or desirable. The submission of the foregoing waivers and other evidence shall be express conditions precedent to Owner's obligation to make payment and to Contractor's entitlement to payment. All such mechanics' lien releases shall be subject to the approval of the Owner and shall comply with the laws of the state where the Project is located, as amended from time to time. The date of coverage and total dollar amount of the mechanics' liens released shall be provided on all such releases.

         9.1.3 The Contractor warrants that title to all Work, materials and equipment covered by an Application for Payment shall pass to the Owner, free and clear of all liens, claims, security interests or encumbrances, upon the sooner occurrence of: (a) the delivery of any such materials or equipment to the Job Site and incorporation into the Work; or (b) the tender of payment of the applicable Application for Payment by the Owner to the Contractor; and that no Work, materials or equipment covered by an Application for Payment shall have been acquired, whether by the Contractor or by any Subcontractor or Sub-subcontractor, subject to an agreement under which an interest therein or an encumbrance thereon is retained by the seller or otherwise imposed by the Contractor or such other person. The passage of title to the Owner as provided herein shall not alter or limit the obligations and duties of the Contractor with respect to the Work and the materials or equipment incorporated therein or used in connection therewith as set forth in the Contract Documents.

9.2      APPROVALS OF APPLICATIONS FOR PAYMENT.

         9.2.1 If the Contractor has submitted an Application for Payment in the manner prescribed in the Contract Documents, the Owner shall, with reasonable promptness, approve the same (or such portions thereof covering amounts it determines to be properly due) or shall state in writing its reasons for withholding its approval (whether of all or a part).

         9.2.2 The Owner's approval of an Application for Payment shall not constitute a representation by the Owner that the conditions precedent to the Contractor's entitlement to payment have been fulfilled, nor shall approval of an Application for Payment by the Owner be deemed a representation by the Owner: (a) that it has made exhaustive or continuous on-site inspections to check the quality or quantity of the Work; (b) that it has reviewed the construction means, methods, techniques, sequences, coordination or procedures, or the cleanliness of the Job Site, or the safety precautions and programs, in connection with the Work; (c) that it has made any examination to ascertain how or for what purpose the Contractor has used the monies previously paid on account of the Contract Sum.

         9.2.3 No approval of an Application for Payment, progress payment or any beneficial, partial payment or any partial or entire use or occupancy of the Project by the Owner shall constitute an acceptance of any Work which is not in accordance with the Contract Documents; and regardless of approval of an Application for Payment by the Owner, the Contractor shall remain totally obligated and liable for the performance of the Work in strict compliance with the Contract Documents.

         9.2.4 Subject to the Owner's rights to deduct, offset or withhold as set forth in these General Conditions, after the Owner has approved an Application for Payment, in whole or in part, it shall make payment of the amount approved to the Contractor as provided in the Contract Documents.

9.3 PAYMENTS WITHHELD; OWNER'S RIGHT TO MAKE DIRECT PAYMENTS FOR WORK; FAILURE OF PAYMENT.

         9.3.1 The Owner may withhold its approval of an Application for Payment, in whole or in part, or nullify the whole or any part of an approval previously given, if Owner reasonably determines that the Application for Payment covers portions of the Work which have not, in fact, been completed, or that it includes amounts for claims allegedly made but not actually made (or subsequently withdrawn), and/or for which payment is not then due or if, and to the extent that Owner deems it necessary or desirable, to protect itself against loss or damage due to: (a) defective Work not remedied; (b) Subcontractor or Sub-subcontractor or other third-party claims or liens or reasonable evidence indicating such probable third-party claims or liens; (c) failure or alleged failure of the Contractor to make payments to Subcontractors (or of Subcontractors to make payments to Sub-subcontractors) as required by the Contract Documents, or failure to provide lien waivers; (d) inability, or reasonable doubt as to the ability, of the Contractor to complete the Work within the Contract Time, for the unpaid balance of the Contract Sum or within the estimates prepared by the Contractor and submitted to and approved by the Owner; (e) damage to the Owner or a Separate Contractor;
         (f) unsatisfactory prosecution of the Work by the Contractor, its Subcontractors or Sub-subcontractors; (g) failure of the Contractor to maintain the Job Site in a clean and safe condition; (h) failure of the Contractor to meet any other monetary obligation imposed upon it pursuant to the Contract Documents or (i) failure of the Contractor to comply with any other provision of the Contract Documents.

         9.3.2 The Owner, after giving the Contractor notice, may make payments on account of labor, materials and/or equipment for the Work directly to any or all of the Subcontractors, Sub-subcontractors or persons entitled to the same in lieu of paying the Contractor therefor or make joint payment to any such person and the Contractor. Any amounts so paid shall be credited against the Contract Sum. No such payment shall create any relationship between the recipient thereof and the Owner, nor any duty on the part of the Owner. The Contractor shall cooperate with the Owner to facilitate any such direct payments and shall provide such evidence as the Owner may request for purposes of determining any amount to be so paid. If the Owner elects to make such payments as a result of a failure on the part of the Contractor to perform in accordance with the Contract, or as a result of a request from the Contractor that the Owner make such payments, then the Owner may deduct the amount of its administrative costs incurred in making said such payments from the Contract Sum or render an invoice to the Contractor for such administrative costs, which invoice the Contractor shall promptly pay.

         9.3.3 If the Owner does not pay the Contractor within seven days, after the date established in the Contract Documents the amount certified by the Architect, for reasons other than a default by Contractor or the Work in question has been rejected by any governmental authority, the Owner, or any lender of the Owner, then the Contractor may, upon seven additional days written notice to the Owner, stop the Work until payment of the amount owing has been received. The Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Contractor's reasonable costs of shut-down, delay and start-up, which shall be accomplished as provided in Article 8. Notwithstanding the foregoing, the Contractor may not stop Work during the pendency of a bona fide dispute between Owner and Contractor, provided any sums in dispute claimed by the Contractor are placed in escrow or the Owner's lender, if any, agrees to withhold and pay said disputed sums when the dispute is resolved.

9.4      SUBSTANTIAL COMPLETION AND FINAL PAYMENT.

         9.4.1 On the Date of Substantial Completion, the Contractor shall prepare and submit to the Owner a list of items to be completed and/or corrected ("punch-list" items) and its final bill, including itemized projected amounts for any portions of the Work not yet completed. The failure to include any items on such "punch-list" shall not alter the responsibility of the Contractor to complete and/or correct the Work in accordance with the Contract Documents. When the Owner, on the basis of an inspection, confirms the notification from the Contractor that the Work is Substantially Completed or, without being notified by the Contractor, determines that the Work is Substantially Completed, the Owner shall prepare and deliver to the Contractor a Certificate of Substantial Completion which may state the responsibilities of the Owner and the Contractor for maintenance, heat, utilities and insurance and shall list the items determined by the Owner to require completion or correction as applicable, and fix the time within which the Contractor shall complete or correct the items listed and submit to the Owner all documents and other matters required by the Contract Documents to be submitted by the Contractor upon completion of the Work. The Certificate of Substantial Completion shall constitute a demand for a formal billing (including all costs, claims or fees for any outstanding Change Orders, or any other matter which the Contractor has not previously waived pursuant to the General Conditions, and itemized projections for any incomplete Work), and the Contractor shall be deemed conclusively to have waived the right to payment of any such item, fee or cost of any kind not billed to the Owner within thirty (30) days of delivery to the Contractor of the Certificate of Substantial Completion. The issuance of the Certificate of Substantial Completion shall not constitute a waiver of any rights of the Owner, including without limitation the right to those retainages permitted by the Contract Documents. If the Contractor does not complete and/or correct the "punch-list" items listed in the Certificate of Substantial Completion within the time fixed therein, the Owner shall have the right to accomplish the same and deduct or offset all costs thereof against any amounts then or thereafter due to the Contractor. If the amounts then or thereafter due to the Contractor are not sufficient to cover such costs, the Contractor shall pay the difference to the Owner. The Owner's decision as to the Date of Substantial Completion shall be final and binding.

         9.4.2 Within a reasonable time following the Owner's receipt of written notification from the Contractor that the Work is ready for final inspection and acceptance, and receipt of the final Application for Payment, the Owner shall make such inspection and, when the Work is found to be acceptable under the Contract Documents and the Contract fully performed, shall approve the final Application for Payment; provided, however, that neither the final payment nor any retention shall become due until the Contractor submits to the Owner: (a) evidence of payment in a form approved by the Owner, that all payrolls, bills for materials, supplies and equipment and other indebtedness connected with the Work for which the Owner or its property might in any way be responsible have been paid in full or otherwise satisfied; (b) consent of sureties, if any, to final payment; (c) all Contract Documents (except one set thereof to be retained by the Contractor), including a complete set of as-built and record documents (as defined in and to the extent required by the Specifications); (d) such other data as the Owner reasonably may require establishing payment or satisfaction of all obligations of the Contractor in connection with the Work including receipts of final satisfaction and releases and waivers of liens and releases of any and all claims by the Contractor, Subcontractors and Sub-subcontractors, conforming in all material respects with the laws of the state where the Project is located and evidencing performance of the Work in accordance with the Contract Documents;
         (e) a release of the Owner and its insurers from and against any claims under the insurance required to be provided by the Owner hereunder (except to the extent of any claims theretofore timely filed which are owing but unpaid) and a release of the Owner from and against any claims between the Contractor and a separate contractor; (f) any governmental certificates required by the Contract Documents or otherwise to evidence compliance of the Contractor and the Work with applicable laws, ordinances, rules, codes and regulations and the Contract Documents and (g) warranties, guarantees, assignments thereof, and maintenance or other manuals, required by the

         Specifications in the forms approved by the Owner, in favor of the Owner and such other persons as the Owner may direct. The submission of all of the foregoing is an express condition precedent to Contractor's entitlement to final payment.

         9.4.3 The making of final payment shall not constitute a waiver of any claims or rights by the Owner.

         9.4.4 The acceptance of final payment by Contractor shall constitute a waiver of all claims by the Contractor and shall constitute a general release of the Owner and the Owner's Representative by the Contractor.

         9.4.5 If at any time any Subcontractor or Sub-subcontractor refuses to furnish any release, satisfaction or waiver of lien required at any time by the Owner under Paragraphs 9.1, 9.3 or 9.4, or files a claim of lien against the Owner or any of the Owner's property, the Contractor shall, if requested by the Owner and at the Contractor's expense, furnish and record a Mechanic's Lien Release Bond (separate and apart from any other bond provided by the Contractor hereunder) that is in full compliance with the then-current laws, rules, regulations and ordinances of the state and the locality where the Project is located. If any Subcontractor or Sub-subcontractor serves a Stop Notice (bonded or otherwise) on Owner, Contractor shall, if requested by Owner and at Contractor's expense, furnish a Stop Notice Release Bond (separate and apart from any other bond provided by the Contractor hereunder) that is in full compliance with the then-current laws, rules, regulations and ordinances of the state and the locality where the Project is located. The Contractor authorizes the Owner, and shall cause its Subcontractors and Sub-subcontractors to authorize the Owner, to check directly with any suppliers of labor and material with respect to any item chargeable to the Owner's property, to confirm balances due and to obtain sworn statements and waivers of lien, all if the Owner so elects. If any lien remains unsatisfied after all payments are made to the Contractor, the Contractor shall reimburse the Owner upon Owner's demand the full amount of all monies that the Owner may be compelled to pay in discharging such lien, including all costs and attorneys' fees.

9.5      BENEFICIAL USE AND OCCUPANCY; PARTIAL SUBSTANTIAL COMPLETION.

         9.5.1 The Owner and its lessees and separate contractors may occupy or use any completed or partially completed portion of the Work at any stage of construction regardless of whether the Contract Time has expired (hereinafter sometimes referred to as "Partial Occupancy"). Such Partial Occupancy may commence whether or not the applicable portion of Work is substantially complete.

         9.5.2 In the event of Partial Occupancy, the Contractor shall promptly secure endorsement from its insurance carrier(s), consent from its surety(ies), if any, and consent from public authorities having jurisdiction over the Work permitting Partial Occupancy.

         9.5.3 In the event of Partial Occupancy before substantial Completion as provided above, the Contractor shall cooperate with the Owner in making available for the Owner's use and benefit such building services as heating, ventilating, cooling, water, lighting, telephone, elevators and security for the portion or portions to be occupied, and if the work required to furnish such services is not entirely completed at the time the Owner desires to occupy the aforesaid portion or portions, the Contractor shall make every reasonable effort to complete such Work or make temporary provisions for such Work as soon as possible so that the aforementioned building services may be put into operation and use.

         9.5.4 In the event of Partial Occupancy prior to Substantial Completion, mutually acceptable arrangements shall be made between the Owner and Contractor in respect of the operation and cost of necessary security, maintenance and utilities, including heating, ventilating, cooling, water, lighting and telephone services and elevators. The Owner shall assume proportionate and reasonable responsibility for the cost of the above services reduced by any savings to contractor for such services realized by reason of Partial Occupancy. Further, mutually acceptable arrangements shall be made between the Owner and Contractor in respect of insurance and damage to the Work. Contractor's acceptance of arrangements proposed by Owner in respect of such matters shall not be unreasonably withheld, delayed or conditioned.

         9.5.5 In each instance, when the Owner elects to exercise its right of Partial Occupancy as described herein, Owner will give Contractor and Architect advance written notice of its election to take the portion or portions involved, and immediately prior to Partial Occupancy, the Owner, Contractor and Architect shall jointly inspect the area to be occupied or portion of the Work to be used to determine and record the conditions of the same.

         9.5.6 It shall be understood, however, that Partial Occupancy shall not: (i) constitute acceptance of any Work, (ii) relieve the Contractor for responsibility for loss or damage because of or arising out of defects in, or malfunctioning of, any Work, material or equipment, nor from any other unfulfilled obligations or responsibilities under the Contract Documents or (iii) commence any warranty period under the Contract Documents; provided that Contractor shall not be liable for ordinary wear and tear resulting from such Partial Occupancy and provided further that warranty of the portions of the Work and systems utilized only for that portion of the Work receiving Partial Occupancy shall commence on the date of Partial Occupancy.

         9.5.7 Subject to the terms and conditions provided herein, if the Contractor claims that delay or additional cost is involved because of Partial Occupancy by the Owner, Contractor shall make such Claim as provided elsewhere in the Contract Documents.

                                   ARTICLE 10
                       PROTECTION OF PERSONS AND PROPERTY


10.1     RESPONSIBILITY FOR SAFETY AND HEALTH.

         10.1.1 The Contractor shall be responsible for initiating, maintaining and supervising safety and anti-substance abuse precautions and programs in connection with the Work, and shall provide all protection to prevent injury to all persons involved in any way in the Work and all other persons, including without limitation, the employees, agents, guests, visitors, invitees and licensees of the Owner who may visit or be affected thereby. These precautions shall include, but in no event be limited to: the posting of danger signs and personal notification to all affected persons of the existence of a hazard of whatever nature; the furnishing and maintaining of necessary traffic control barricades and flagman services; the use, or storage, removal and disposal of required explosives or other hazardous materials only under the supervision of qualified personnel and after first obtaining permission of all applicable governmental authorities; and the maintenance of adequate quantities of both hose and operable fire extinguishers at the Job Site. The Contractor shall set forth in writing its safety and anti-substance abuse precautions and programs in connection with the Work and, if requested by the Owner, submit the same to the Owner for review. The Owner may, but shall not be obligated to, make suggestions and recommendations to the Contractor with respect thereto.

         10.1.2 All Work and not design (unless Contractor, any Subcontractor, and/or any of their respective agents, representatives, suppliers or any other person or entity directly or indirectly employed, utilized and/or controlled by any of them prepared the design), whether performed by the Contractor, its Subcontractors or Sub-subcontractors, or anyone directly or indirectly employed by any of them, and all equipment, appliances, machinery, materials, tools and like items incorporated or used in the Work, shall be in compliance with, and conform to: (a) all applicable laws, ordinances, rules, regulations and orders of any public, quasi-public or other governmental authority relating to the safety of persons and their protection against injury, specifically including, but in no event limited to, the Federal Occupational Safety and Health Act of 1970, as amended, and all rules and regulations now or hereafter in effect pursuant to said Act; and (b) all codes, rules, regulations and requirements of the Owner and its insurance carriers relating thereto. In the event of conflicting requirements, the more stringent shall govern.

         10.1.3 The Contractor shall designate a responsible member of its organization at the Job Site as the Project Safety Officer, whose duties it shall be to enforce the Contractor's safety and anti-substance abuse programs, to assure compliance with Subparagraph 10.1.2 and to prevent accidents. This person shall be the Contractor's Project Manager unless otherwise designated in writing by the Contractor and approved by the Owner. The Contractor shall further cause each of its Subcontractors and Sub-subcontractors to designate a responsible supervisory representative to assist the Contractor's Project Safety Officer representative in the performance of his or her duties as aforesaid.

         10.1.4 Should the Contractor fail to provide a safe area for the performance of the Work or any portion thereof, the Owner shall have the right, but not the obligation, to suspend Work in the unsafe area. All costs of any nature (including overtime pay) resulting from the suspension, by whomsoever incurred shall be borne by the Contractor.

         10.1.5 The Contractor shall provide to each worker on the Job Site the proper safety equipment for the duties being performed by that worker and will not permit any worker on the Job Site who fails or refuses to use the same. The Owner shall have the right, but not the obligation, to order the Contractor to send a worker home for the day or to discharge a worker for his or her failure to comply with safe practices or anti-substance abuse policies, with which order the Contractor shall promptly comply.

         10.1.6 The Contractor shall indemnify the Owner from and against any and all liability, public or private, penalties, contractual or otherwise, losses, damages, costs, attorneys' fees, expenses, causes of action, claims or judgments resulting either in whole or in part from any failure of the Contractor, its Subcontractors or Sub-subcontractors or anyone directly or indirectly employed by any of them or for whose acts any of them may be liable, to comply with the provisions of Paragraph 10.1. The Contractor shall not be relieved of its responsibilities under this Paragraph 10.1 should the Owner act or fail to act pursuant to its rights hereunder, nor shall the Owner thereby assume, nor be deemed to have assumed, any responsibilities otherwise imposed upon the Contractor by this Contract in any manner whatsoever.

10.2     PROTECTION OF WORK AND PROPERTY; RESPONSIBILITY FOR LOSS.

         10.2.1 The Contractor shall, throughout the performance of the Work, maintain adequate and continuous protection of all Work and temporary facilities against loss or damage from whatever cause, shall protect the property of the Owner and third parties from loss or damage from whatever cause arising out of the performance of the Work and shall comply with the requirements of the Owner and its insurance carriers and with all applicable laws, codes, rules and regulations with respect to the prevention of loss or damage to property as a result of fire or other hazards. The Owner may, but shall not be required to, make periodic patrols of the Job Site as a part of its normal security program. In such event, however, the Contractor shall not be relieved of its aforesaid responsibilities.

         10.2.2 Until final acceptance of the Work by the Owner pursuant to Paragraph 9.4 (unless and to the extent otherwise set forth in a Certificate of Substantial Completion) the Contractor shall have full and complete charge and care of and, except as otherwise provided in this Subparagraph 10.2.2, shall bear all risk of loss of, and injury or damage to, the Work or any portion thereof (specifically including Owner-furnished supplies, equipment or other items to be utilized in connection with, or incorporated in, the Work) from any cause whatsoever. The Contractor shall rebuild, repair, restore and make good all losses of, and injuries or damages to, the Work or any portion thereof before final acceptance of the Work. Such rebuilding, repair or restoration shall be at the Contractor's sole cost and expense unless the loss, injury or damage requiring such rebuilding, repair or restoration: (a) is directly due to errors in the Contract Documents which were not discovered by the Contractor and which the Contractor could not have discovered through the exercise of due diligence; (b) is caused by the Owner (unless (i) the Contractor has waived its rights of subrogation against the Owner on account thereof as provided in the Contract Documents, or (ii) such loss or damage would be covered by any policy or policies of insurance which the Contractor is required to maintain hereunder, whether the Contractor actually maintains such insurance or not, or (iii) is otherwise covered by a policy or policies of insurance maintained by the Contractor, whether or not required hereunder); or (c) is caused by a hazard against which the Owner is required to insure under the provisions of
         Article 11 hereof; provided, however, that if the loss, injury or damage would not have occurred but for an act or omission of the Contractor, any of its Subcontractors of Sub-subcontractors or anyone directly or indirectly employed by any of them or for whose acts any of them may be liable, the rebuilding, repair or restoration shall be at the Contractor's cost and expense to the extent of the deductible on said insurance.

10.3 EMERGENCIES. In any emergency affecting the safety of persons or property, or in the event of a claimed violation of any federal or state safety or health law or regulation, arising out of or in any way connected with the Work or its performance, the Contractor shall act immediately to prevent threatened damage, injury or loss or to remedy said violation, whichever is applicable, failing which the Owner may immediately take whatever action it reasonably deems necessary, including, but not limited to, suspending the Work as provided in Paragraph 8.4. The Owner may deduct or offset any and all costs or expenses of whatever nature, including attorneys' fees, paid or incurred by the Owner in taking such option against any sums then or thereafter due to the Contractor. The Contractor shall indemnify the Owner against any and all costs of or expenses incurred pursuant to this Paragraph 10.4. If the Contractor shall be entitled to any additional compensation or extension of time claimed on account of emergency work not due to the fault or neglect of the Contractor or its Subcontractors or Sub-subcontractors, it shall be handled as a claim as provided in Article 13.

10.4 CLEANUP. The Contractor shall at all times keep the Job Site clean and free from accumulation of waste materials or rubbish (including, without limitation, hazardous waste) caused by or during the performance of the Work and shall continuously throughout performance of the Work remove and dispose of all such materials from the Job Site and the Project. The Owner may require the Contractor to comply with such standards, means and methods of cleanup, removal or disposal as the Owner may make known to the Contractor. In the event the Contractor fails to keep the Job Site clean and free from such waste or rubbish, or to comply with such standards, means and methods, the Owner may take such action and offset any and all costs or expenses of whatever nature paid or incurred by the Owner in undertaking such action against any sums then or thereafter due to the Contractor. The Contractor shall notify the Owner in advance of the generation, importation, storage, transportation, excavation or disposal, of any hazardous waste, toxic materials to contaminants of any type in connection with the Project.

10.5 OWNER'S STANDARDS. The Owner reserves the right, but assumes no duty, to establish and enforce standards, and to change the same from time to time, for the protection of persons and property, with which the Contractor shall comply, and to review the efficiency of all protective measures taken by the Contractor. The exercise of or failure to exercise any or all of these acts by the Owner shall not relieve the Contractor of its duties and responsibilities under this Contract, and the Owner shall not thereby assume, not be deemed to have assumed, any such duties or responsibilities of the Contractor.



                                   ARTICLE 11
                                   INSURANCE



11.1 INSURANCE PROVIDED BY OWNER. The contractor, its subcontractors and sub-subcontractors hereby waive all rights which they, or any of them, may at any time, have against the Owner, the Owner's Representative, their respective parent companies and partnerships, the subsidiary, related and affiliated companies and partnerships of each and the officers, directors, agents, employees, partners, and assigns of each, for damages caused by fire or other perils to the extent covered by the insurance provided by the Owner (but not their entitlement to any proceeds thereof).

11.2     CONTRACTOR'S INSURANCE.

         11.2.1 Contractor shall, without in any way altering Contractor's liability under the Contract or applicable law, obtain, pay for and maintain insurance for the coverages and amounts of coverage not less than those set forth below in the Schedule of Insurance Coverages (Paragraph 11.2) with insurers licensed to do business in the jurisdiction in which the Project is located and shall provide to Owner certificates issued by such insurance companies satisfactory to Owner to evidence such coverage before any Work commences at the job site. Such certificates shall provide that there shall be no termination, nonrenewal, modification or expiration of such coverage without thirty (30) days' prior written notice to Owner (except in the case of non-payment of premium, in which case the certificate must require at least ten (10) days' prior written notice to Owner before the coverage is terminated (Contractor represents and warrants that it shall not default on its obligation to make any premium payments). In the event of any failure by Contractor to comply with the provisions of this Paragraph 11.2, (i) Owner may, at its option, on notice to Contractor, suspend the Contract for cause until there is full compliance with this Paragraph 11.2 and/or terminate the Contract for cause or (ii) Owner may purchase such insurance at Contractor's expense, provided that Owner shall have no obligation to do so and if Owner shall do so, Contractor shall not be relieved of or excused from the obligation to obtain and maintain such insurance amounts and coverages. Contractor shall provide to Owner a certified copy of any and all applicable insurance policies upon request of the Owner. Timely renewal certificates will be provided to Owner as coverage renews.

         11.2.2 The Indemnitees shall be named as additional insureds on each insurance policy required by this Article 11 (other than workers' compensation insurance) through an endorsement thereto which provides for no different coverage to the Indemnitees than to the Contractor. The additional insured endorsements shall provide the following: (i) that the coverages afforded the additional insureds will be primary insurance for the additional insureds with respect to claims arising out of operations performed by or on behalf of the Contractor, (ii) that the coverages afforded the additional insureds shall not exclude claims asserted by the Contractor's employees,
         (iii) that if the additional insureds have other insurance which is applicable to a loss, such other insurance will be on an excess or contingent basis, (iv) that the amount of the insurance company's liability under the insurance policy will not be reduced by the existence of such other insurance and (v) that the additional insureds will be given not less than thirty (30) days prior written notice of the material modification or cancellation thereof (except in the case of non-payment of premium, in which case the endorsements must require at least ten (10) days' prior written to notice to the Indemnitees before the coverage is materially modified or canceled (Contractor represents and warrants that it shall not default on its obligation to make any premium payments). Before any Work commences at the job site, Contractor shall provide to Owner certificates of insurance satisfactory to Owner to evidence Contractor's compliance with the requirements of this Paragraph 11.2.2, The Indemnitees shall not, by reason of their inclusion as additional insureds or otherwise, have any liability for the payments of any deductibles or premiums.

         11.2.3 Insurance of the types required of Contractor hereunder shall be provided by all Subcontractors, or provided by Contractor on behalf of all Subcontractors, to cover their operations performed under the Contract Documents. Contractor shall be held responsible for any modification in these insurance requirements as they apply to Subcontractors. Contractor shall maintain Certificates of Insurance from all Subcontractors, enumerating, among other things, the waivers in favor of, and insured status of, the Indemnitees, as required herein, and make them available to Owner upon request.

         11.2.4 In the event Contractor fails to obtain the required certificates of insurance from any Subcontractor and a claim is made or suffered, the Contractor shall indemnify, defend and hold harmless Owner, Owner's constituent partners, the parent companies and affiliates of Owner and of any constituent partner, and Architect and, to the extent applicable, their respective shareholders, officers, directors, agents and employees parties from any and all claims for which the required insurance would have provided coverage. This indemnity obligation is in addition to any other indemnity obligation provided in the Contract.

         11.2.5 The term "Subcontractor(s)" for the purposes of this Article 11 shall include all Subcontractors and Sub-subcontractors.

11.3     SCHEDULE OF INSURANCE COVERAGES.

         11.3.1   WORKERS' COMPENSATION.

         Workers' Compensation                 Statutory Limits
         Employer's Liability                  $500,000

         The policy shall include a Waiver of Subrogation in favor of the Indemnitees.

         11.3.2   COMMERCIAL GENERAL LIABILITY.

         Bodily Injury/Property                $1,000,000 each
         Damage                                occurrence, or
         (occurrence Basis)                    equivalent, subject to
                                               a $2,000,000 general
                                               aggregate applicable
                                               to the Project

         This policy shall be on a form acceptable to Owner and shall include the following coverages:

                  11.3.2.1      Premises/Operations

                  11.3.2.2      Independent Contractors

                  11.3.2.3 Completed Operations (This coverage shall be renewed by the original insurance company or provided by another insurance company so that coverage is maintained for a period of not less than two years following the acceptance of Contractor's Work)

                  11.3.2.4 Broad Form Contractual Liability specifically in support of, but not limited to, the Indemnity sections of the Contract

                  11.3.2.5      Broad Form Property Damage

                  11.3.2.6 Personal Injury Liability with employees and contractual exclusions removed

                  11.3.2.7 Delete Exclusions relative to Collapse, Explosion and Underground Property Damage Hazards

         11.3.3   COMPREHENSIVE AUTOMOBILE LIABILITY.

                  11.3.3.1                              Bodily Injury
                                                $1,000,000 per person
                                              $1,000,000 per accident

                  11.3.3.2                            Property Damage
                                             $1,000,000 per accident,
                                                        or equivalent

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


                  This policy shall be on a standard form written to cover all owned, hired and non-owned automobiles.

         11.3.4   UMBRELLA EXCESS LIABILITY INSURANCE.

         Bodily Injury/                     $5,000,000 per occurrence
         Property Damage                         $5,000,000 aggregate
         (Occurrence Basis)

         This policy shall be written on an umbrella excess basis above coverages as described in 11.3.1, 11.3.2 and 11.3.3 above. In addition, the policy shall be endorsed to provide defense coverage obligations and shall follow the form of the underlying coverages.

         11.3.5 BUILDER'S RISK INSURANCE. Contractor shall maintain, at its sole expense, all-risk builder's risk insurance as follows:

                  11.3.5.1 Contractor shall carry completed value from builder's risk property insurance (subject to a deductible per loss not to exceed $2,500.00) upon the entire Work for 100% of the full replacement cost value thereof (100% includes additional costs of architectural and engineering services in the event of a loss). This policy shall include the interests of the Owner and the other Indemnitees, Contractor, and Subcontractors in the work as named insureds, as their interests may appear, and shall be on an "All Risk" basis for physical loss or damage including, without limitation, fire, flood, earthquake, subsidence, hail, theft, vandalism and malicious mischief and shall include coverage for portions of the Work while it is stored off the site or is in transit. This policy shall provide, by endorsement or otherwise, that Contractor shall be solely responsible for the payment of all premiums under the policy, and that Owner and the other Indemnitees shall have no obligation for the payment thereof, notwithstanding that Owner and the other Indemnitees are named as insureds under the policy. Any insured loss or claim of loss shall be adjusted by the Owner and any settlement payments shall be made payable to the Owner as trustee for the insureds, as their interests may appear, subject to the requirements of any applicable mortgage clause. Upon the occurrence of an insured loss or claim of loss, monies received will be held by Owner who shall make distribution in accordance with an agreement to be reached in such event between Owner and Contractor, If the parties are unable to agree between themselves on the settlement of the loss, such dispute shall be submitted to a court of competent jurisdiction to determine ownership of the disputed amounts but the Work of the Project shall nevertheless progress during such period of dispute without prejudice to the rights of any party to the dispute. The Contractor shall be responsible for any loss within the deductible area of the policy.

         11.3.6 BROAD FORM BOILER AND MACHINERY INSURANCE. Contractor shall maintain, at its sole expense, such boiler and machinery insurance as may be required by the Contract Documents or by law.

11.4 CONTRACTOR'S EQUIPMENT POLICY. Any such insurance policy covering Contractor's or its Subcontractors' or Sub-subcontractors' equipment against loss by physical damage shall include an endorsement waiving the insurer's right of subrogation against the Indemnitees. Such insurance shall be Contractor's and its Subcontractors' sole and complete means of recovery for any such loss. Should Contractor or its Subcontractors choose to self-insure this risk, it is expressly agreed that the Contractor and its Subcontractors hereby waive any claim for damage or loss to said equipment in favor of the Indemnitees.

11.5 RELEASE OF WAIVER--Contractor hereby releases, and shall cause its Subcontractors to release, Owner and the other Indemnitees from any and all claims or causes of action whatsoever which Contractor and/or its Subcontractors might otherwise possess resulting in or from or in any way connected with any loss covered or which should have been covered by insurance, including the deductible portion thereof, maintained and/or required to be maintained by Contractor and/or its Subcontractors pursuant to the Contract Documents.

11.6 CLAIMS MADE POLICIES.. With respect to any of the insurance policies provided by Contractor pursuant to the Contract Documents which are "Claims made" policies, in the event that at any time such policies are canceled or not renewed, Contractor shall provide a substitute insurance policy(ies) with terms and conditions and in amounts which comply with the terms of the Contract Documents and which provides for retroactive coverage to the date of cancellation or non-renewal to fill any gaps in coverage which may exist due to the cancellation or non-renewal of the prior "claims made" policies. With respect to all "claims made" policies which are renewed, Contractor shall provide coverage retroactive to the date of commencement of the Work in said renewed policy. All said substitute or renewed "claims made" policies shall be maintained in full force and effect for the longer of (I) two (2) years from the date of completion of the Work or (ii) as otherwise required by the Contract Documents. A certificate evidencing continuation of such policies shall be submitted with the final Application of Payment as required by Article 9.1.2. Nothing herein shall affect the continuing effectiveness of the indemnity clauses in the Contract Documents..

11.7 INDEMNIFICATION. With the exception that this Paragraph 11.7 shall in no event be construed to require indemnification by Contractor to a greater extent than permitted under the public policy of the state where the Project is located, Contractor shall indemnify, defend (if required by Owner and with Counsel selected by Owner), and hold Owner, and the Owner's Representative, the parent, subsidiary, related and affiliated companies or partnerships of each and the officers, directors, agents, employees, partners and assigns of each, harmless from and against any and all claims, demands, suits, judgments, losses or expenses of any nature whatsoever (including actual attorney's fees) ("Claims") arising directly or indirectly, in whole or in part, from or out of any:

(a) Act or omission of Contractor, its officers, directors, agents, employees, any contractor, subcontractor or subconsultant of any tier, anyone directly or indirectly employed by any of them or anyone for whose acts any of them may be liable;

(b) Personal injury, including but not limited to, bodily injury, emotional injury, sickness or disease, or death to persons, including but not limited to any employees or agents of Contractor, Owner or any independent contractor, subcontractor or sub-subcontractor and/or damage to property of anyone (including loss of use thereof), caused or alleged to be caused in whole or in part by any negligent act or omission of Contractor, or anyone directly or indirectly employed or engaged by Contractor, contracting or subcontracting by or under Contractor, or anyone or whose acts Contractor may be liable, regardless of whether such personal injury or damage is caused in part by a party indemnified hereunder;

(c) Penalties imposed on account of the violation of any law, order, citation, rule, regulation, standard, ordinance or statute, caused by the action or inaction of Contractor, anyone directly or indirectly employed or engaged by Contractor or contracting or subcontracting by or under Contractor or anyone for whose acts Contractor may be liable;

(d) Infringement of any patent, trademark, or copyright, or violation of trade secret or other proprietary right by any structure or equipment, contracted, modified or incorporated by or on behalf of the Owner pursuant to this Contract;

(e) Any failure of Contractor or any of its subcontractors or subconsultants of any tier to perform and complete the Work in strict compliance with the Contract Documents (unless such failure has been specifically and expressly waived by the Owner in writing);

(f) Failure of Contractor to comply with the insurance provisions of this Paragraph 11.7;

(g) Any breach by Contractor of any of its duties, obligations or representations and warranties contained in the Contract. The indemnification provisions of this Paragraph 11.7 shall extend to Claims occurring after this Contract is terminated as well as while it is in force. Such indemnity provisions apply regardless of any active and/or passive negligent act by omission or Owner, its agents, independent contractors or employees. Contractor, however, shall not be obligated under this Contract to indemnify Owner for claims arising from the sole negligence or willful misconduct of Owner or its agents, employees or independent contractors who are directly responsible to Owner, or for defects in design furnished by such persons. The indemnities set forth in this Paragraph 11.7 shall not be limited by the insurance requirements contained herein. The provisions of this paragraph shall survive the expiration or sooner termination of the Contract.



                                   ARTICLE 12
                               CHANGES IN THE WORK



12.1 CHANGE ORDERS AND DIRECTIVES. The Owner may, without affecting the validity of the Contract Documents or any term or condition thereof, issue Change Orders or Directives or give other orders and instructions regarding the Work which may have the effect of ordering extra work or other changes in the Work by altering, adding to or deducting from the Work, modifying the method or manner of its performance or otherwise (herein sometimes referred to as "Changes in the Work"). In any such event, the Contract Sum shall, where applicable, be increased or decreased in the manner hereinafter set forth; provided, however, that if the Contractor should proceed with a

Change in the Work upon an oral order, by whomsoever given, it shall constitute a waiver by the Contractor of any claim for an increase in the Contract Sum or extension of the Contract Time on account hereof. All Changes in the Work shall be performed in accordance with the Contract Documents.

12.2 CHANGES REQUIRING AN INCREASE IN CONTRACT SUM. If any Change in the Work will result in an increase in the Contract Sum, the Owner shall have the right to require the performance thereof on a lump sum basis, a unit price basis or a time and material basis, all as hereinafter more particularly described.

         12.2.1 LUMP SUM BASIS. If the Owner elects to have any Change in the Work performed on a lump sum basis, its election shall be based on a lump sum proposal which shall be submitted by the Contractor to the Owner within the time established by the Owner in the Owner's request therefor. The Contractor's proposal shall be itemized and segregated by labor and materials for the various components of the Change in the Work and shall be accompanied by signed proposals of any Subcontractors or Sub-subcontractors who will perform any portion of the Change in the Work and of any persons who will furnish materials or equipment for incorporation therein. The portion of the proposal relating to labor, whether by the Contractor's forces or those of its Subcontractors or Sub-subcontractors, may only include reasonably anticipated gross wages of Job Site labor, including foremen, who will be directly involved in the Change in the Work, plus payroll costs (including Social Security, federal or state unemployment insurance taxes and fringe benefits in connection with such labor required by union and/or trade agreements if applicable) and up to ten percent (10%) of such anticipated gross wages, but not payroll costs, as overhead and profit for any such entity actually performing the Change in the Work or a portion thereof. The portion of the proposal relating to materials may only include the reasonably anticipated direct costs to the Contractor, its Subcontractors or Sub-subcontractors of materials to be purchased for incorporation in the Change in the Work, plus transportation and applicable sales or use taxes, and up to ten percent (10%) of said direct material costs as overhead and profit for the entity actually supplying the materials. The proposal may further include the Contractor's or its Subcontractor's or Sub-subcontractor's reasonably anticipated direct rental costs in connection with the Change in the Work (either actual rates or discounted local published rates), plus up to six percent (6%) thereof as overhead and profit for the entity actually incurring such costs. If any of the items included in the lump sum proposal are covered by unit prices contained in the Contract Documents, the Owner may elect to use these unit prices in lieu of the similar items included in the lump sum proposal, in which event an appropriate deduction will be made in the lump sum amount prior to the application of any allowed overhead and profit percentages. No overhead and profit shall be applied to any unit prices.

         12.2.2   INTENTIONALLY OMITTED.

         12.2.3 TIME AND MATERIAL BASIS. If the Owner elects to have the Change in the Work performed on a time and material basis, the same shall be performed, whether by the Contractor's forces or the forces of any of its Subcontractors or Sub-subcontractors, at actual cost to the entity performing the Change in the Work (without any charge for administration, clerical expense, supervision or superintendence of any nature whatsoever, except foremen directly involved in the Change in the Work, or the cost, use or rental of small tools defined as tools with a cost or value of less than $1,000, or equipment owned by the Contractor or any of its related or affiliated companies), plus ten percent (10%) of gross wages (excluding payroll costs) of Job Site labor and direct material costs and six percent (6%) of rental costs (other than small tools defined as tools with a cost or value of less than $1,000, or equipment owned by the Contractor or any of its related or affiliated companies) as the total overhead and profit. The Contractor shall submit to the Owner daily time and material tickets, to include the identification number assigned to the Change in the Work, the location and description of the Change in the Work, the classification, names and social security numbers of labor employed, the materials used, the equipment rented (not tools) and such other evidence of cost as the Owner may require. The Owner may require authentication of all time and material tickets and invoices by persons designated by the Owner for such purpose. The failure of the Contractor to secure any required authentication shall, if the Owner elects to treat it as such, constitute a waiver by the Contractor of any claim for the cost of that portion of the Change in the Work covered by a non-authenticated ticket or invoice; provided, however, that the authentication of any such ticket or invoice by the Owner shall not constitute an acknowledgment by the Owner that the items thereon were reasonably required for the Change in the Work.

         12.2.4 The Owner shall have no obligation or liability on account of a Change in the Work except as specifically provided in this Paragraph

         12.2. If the Contractor fails to render any proposal within ten (10) days after the date of the Owner's request pursuant to this Paragraph 12.2 or such longer period of time established by the Owner in its request, the Owner may issue a unilateral Change Order for any such Change in the Work giving the Owner's reasonable estimate of the cost of the Change, which shall become automatically binding upon the Contractor. Overhead and profit, as allowed under this Paragraph 12.2, shall be deemed to cover all costs and expenses of any nature whatsoever including, without limitation, those for clean-up, protection, supervision, estimating, field operations, impacts, inefficiency, extended (Job Site and home office) overhead, unabsorbed (Job Site and home office) overhead, delays, acceleration (actual or constructive), ripple effect, small tools and security, which the Contractor or any of its Subcontractors of Sub-subcontractors may incur in the performance of or in connection with a Change in the Work and which are not otherwise specifically recoverable by them pursuant to this Paragraph 12.2.

         12.2.5 The Work pursuant to this Contract shall be performed by the Contractor at no extra cost to the Owner despite any order from the Owner which designates or contemplates a portion of the Work as a Change in the Work.

12.3 CHANGES REQUIRING A DECREASE IN CONTRACT SUM. If any Change in the Work will result in a decrease in the Contract Sum, the Owner may request a quotation by the Contractor of the amount of such decrease for use in preparing a Change Order. The Contractor's quotation shall be forwarded to the Owner within ten (10) days after the date of the Owner's request of such longer period of time established by the Owner therein and, if acceptable to the Owner, shall be incorporated in the Change Order. If not acceptable, the parties shall make every reasonable effort to agree as to the amount of such decrease, which may be based on a lump sum properly itemized, on unit prices stated in the Contract Documents and/or on such other basis as the parties may mutually determine. If the parties are unable to so agree, the amount of such decrease shall be the total of the estimated reduction in the actual cost of the Work, as determined by the Owner's Representative in its reasonable judgment. If the Contractor fails to render any proposal within the time required herein, the Owner may issue a unilateral deductive Change Order giving the Owner's reasonable estimate of the deductive Change, which shall become automatically binding upon the Contractor.

12.4 DISPUTES REGARDING CHANGES. If any dispute should arise between the parties with respect to an increase or decrease in the Contract Sum as a result of a Change in the Work, the Contractor shall not suspend performance of any such Change in the Work or the Work itself unless otherwise so ordered by the Owner in writing. The Owner may, however, notify the Contractor of its determination regarding any such Change and, in the case of an increase, may thereafter pay to the Contractor up to 50% of the Owner's reasonable estimate of the value of the Change in the Work as its sole obligation with respect to any such Change pending resolution of the dispute. The Contractor shall thereafter be subject to the terms of Paragraph 13.2 regarding its claims for any difference.

12.5 AUDIT RIGHTS. Where the Work performed is done pursuant to payment based upon a negotiated, time and material or cost plus basis, then the Contractor shall afford, access to the Owner at all reasonable times to any accounting books and records, correspondence, instructions, invoices, receipts, vouchers, memoranda and other records of any kind relating to the Work, all of which each of them shall maintain for a period of at least four
(4) years from and after the Date of Substantial Completion. The Contractor shall make the same available for inspection, copying and audit, in accordance with general accepted accounting standards, within three (3) days following notification to the Contractor of the Owner's intent to audit, failing which any claims for an increase in the Contract Sum and/or extension of the Contract Time, as applicable, shall be waived.



                                   ARTICLE 13
                                     CLAIMS



13.1 CLAIMS FOR EXTENSIONS OF CONTRACT TIME. No claim by the Contractor for an extension of the Contract Time or any Milestones shall be considered unless made in accordance with this Paragraph 13.1. The Contractor shall not be entitled to any extension of the Contract Time or any milestones as a result of any cause unless it shall have given written notice to the Owner pursuant to Paragraph 16.3, within fourteen (14) days following the commencement of each such condition or cause of the occurrence and probable duration thereof. The Contractor hereby waives any claims for any such extensions not timely made in accordance herewith.

13.2 CLAIMS FOR INCREASES IN CONTRACT SUM. Except as otherwise provided in Paragraph 12.2, no claim by the Contractor for an increase in the Contract Sum shall be considered unless made in accordance with this Paragraph. The Contractor shall give the Owner written notice of any such claim not later than fourteen (14) days after the occurrence of the event giving rise to the claim (including, without limitation, any Owner determination pursuant to

Paragraph 12.4), but (except in the event of emergencies pursuant to Paragraph 10.3) prior to the incurring of any expenses by the Contractor. Failure to give such notice shall constitute a waiver of the claim including, but not limited to, any and all damages, cost, impacts, inefficiency, extended overhead, unabsorbed overhead, ripple effect, or expenses of any nature whatsoever which the Contractor, or its Subcontractors or Sub-subcontractors, may suffer or incur. Claims shall be made in writing and shall identify the instructions or other circumstances that are the basis of the claim and shall set forth the Contractor's best estimate of the dollar amount claimed. No claim shall be considered by the Owner if the Contractor has otherwise waived its rights to file a claim pursuant to the Contract Documents..

13.3 RESOLUTION OF CLAIMS.. The Architect will review Claims and within ten (10) days after receipt of a Claim will either (i) reject the Claim in whole or in part, (ii) recommend approval of the Claim in whole or in part,
(iii) request the claimant provide additional information in support of the Claim, or (iv) suggest a compromise. The Architect's action under the preceding sentence shall be promptly reported to the Owner and the Contractor. If a Claim is not resolved after consideration of the foregoing and of any further evidence provided to the Architect, the claimant shall be entitled to pursue its Claim in any lawful manner, subject to any limitations contained in the Contract Documents, if any. The foregoing notwithstanding, none of Architect's decisions or recommendations with respect to Claims or any other matters will be binding on Owner or Contractor unless Owner and Contractor otherwise mutually agree in writing.

13.4 NO OTHER CLAIMS. The parties acknowledge that the provisions of Paragraphs 13.1 and 13.2 are included herein for the purpose of fixing and limiting the time within which, and the manner in which claims must be made; and that Paragraphs 13.1 and 13.2 do not grant to the Contractor any right to increase in the Contract Sum, or extensions in the Contract Time or any Milestones, not otherwise permitted or provided by the other terms and provisions of the Contract Documents.

13.5 NO ARBITRATION. Owner and Contractor hereby agree that no claims or disputes between Owner and Contractor arising out of or relating to the Contract Documents or a breach thereof shall be decided by any arbitration proceeding including, without limitation, any proceeding under the Federal Arbitration Act (9 U.S.C. Sections 1-14), or any applicable state arbitration statute, except that in the event that Owner is subject to an arbitration proceeding related to the Project, Contractor consents to being joined in the arbitration proceeding if Contractor's presence is required or requested by Owner for complete relief to be accorded in the arbitration proceeding.



                                   ARTICLE 14
                       UNCOVERING AND CORRECTION OF WORK;
                         OWNER'S RIGHT TO CARRY OUT WORK



14.1     UNCOVERING OF WORK.

         14.1.1 If any portion of the Work should be covered contrary to the instructions or request of the Owner or the requirements of the Contract Documents, the Contractor shall, if required by the Owner, uncover such portions of the Work for the Owner's observation and shall replace such Work, all at the Contractor's sole expense.

         14.1.2 If any portion of the Work should be covered prior to a specific request for observation or instruction by the Owner, the Owner may request to see such Work, and it shall be uncovered by the Contractor. If such Work is found to be in accordance with the Contract Documents and without defect, the cost of uncovering and replacement shall, by appropriate Change Order, be charged to the Owner. If such work is found to be defective or not in accordance with the Contract Documents, the Contractor shall bear such costs; provided, however, that if it is found that the condition was caused by a Separate Contractor employed as provided in Article 7, the Contractor shall have the right to seek reimbursement of the costs it incurs as aforesaid from said Separate Contractor.

14.2     CORRECTION OF WORK.

         14.2.1 The Owner shall have the authority to reject any portion of the Work which is defective or does not conform to the Contract Documents, and the Contractor shall promptly correct all Work so rejected by the Owner, whether observed before or after the Date of Substantial Completion and whether or not fabricated, installed or completed. In order that such corrective work shall not interrupt or delay the Owner's schedule for completion of the Project or, if applicable, disturb the occupants of the completed Project, the Contractor shall perform such work according to a schedule therefor established by the Owner (which may provide that the same be performed on overtime, shift work, Saturdays, Sundays and/or holiday), utilizing in the performance thereof such manpower as is necessary to complete the corrective Work in accordance with said schedule. The Contractor shall bear all costs of correcting such rejected Work, including, without limitation, compensation for any additional architectural and engineering services made necessary thereby.

         14.2.2 If, within one (1) year after the Date of Substantial Completion of the Work or within such longer period of time as may be prescribed by law or by the terms of any applicable warranty or guarantee required by the Contract Documents, any of the Work is found to be defective or not in accordance with the Contract Documents, the Contractor shall correct it promptly after receipt of written instructions to that effect from the Owner unless the Owner has previously given the Contractor a written acceptance of such condition.

         14.2.3 The Contractor shall remove from the Job Site all Work which is defective or non-conforming and not corrected under Paragraph 5.3 or Subparagraphs 14.2.1 or 14.2.2 unless removal is waived by the Owner.

         14.2.4 The Contractor shall bear the cost of making good all work of Separate Contractors (and any of the Owner's other structures or facilities) destroyed or damaged by such removal or correction.

         14.2.5 If the Contractor does not remove such uncorrected defective or non-conforming Work within a reasonable time fixed by written instructions to that effect from the Owner, the Owner may remove it and store the materials and equipment at the expense of the Contractor. If the Contractor does not pay the cost of such removal and storage within ten (10) days thereafter, the Owner may, upon ten (10) additional days written notification to the Contractor, sell such materials and equipment at public or private sale and account to the Contractor for the net proceeds thereof, after deducting all the costs that should have been borne by the Contractor, including compensation for any additional architectural and engineering services and attorneys' fees made necessary thereby. If such proceeds of sale do not cover all costs which the Contractor should have borne, the difference shall be deducted or offset against any amounts then or thereafter due to the Contractor. If the amounts then or thereafter due to the Contractor are not sufficient to cover such difference, the Contractor shall, upon demand, pay the same to the Owner. The obligations of the Contractor under this Subparagraph 14.2.5 shall be in addition to, and not in limitation of, any obligations imposed on it by law, by any other provision of this Contract or by any warranty or guarantee under this Contract.

         14.2.6 If the Contractor fails to correct any defective or non-conforming Work, the Owner may correct it in accordance with Paragraph 14.3. In the event of a defect found after final acceptance of the Work by the Owner which the Contractor is obligated to correct pursuant to Subparagraph 14.2.2, the Owner may, at its option, after giving the Contractor an opportunity to correct such defect, cause such corrective work to be performed by others and charge the Contractor with the cost thereof. Such charge shall be due and payable by the Contractor upon demand. The Contractor's obligations under this Paragraph 14.2 shall survive the expiration or sooner termination of this Contract.

14.3 OWNER'S RIGHT TO CARRY OUT WORK. If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents or fails to perform any provision of this Contract, and such default, neglect or non-performance shall continue for a period of 48 hours after written notification thereof from the Owner (or if such default, neglect or non-performance cannot be reasonably remedied within such 48-hour period, and Contractor does not (in the sole determination of Owner) undertake in good faith the remedy of the same within said period and thereafter proceed diligently to completion), then the Owner may, without prejudice to any other remedy the Owner may have, make good such deficiencies; provided, however, that in the event of an emergency, as reasonably determined by the Owner, no notification shall be required. The Owner shall have the right to take possession of such portion of the Job Site as will enable it to make good such deficiencies and, in connection therewith, to utilize the materials, equipment, tools, construction equipment and machinery of the Contractor located on the Job Site. If the Owner makes good any such deficiencies, the costs of correcting the same, including compensation for additional architectural and engineering service made necessary by such default, neglect or non-performance, shall be deducted or offset against any amounts then or thereafter due to the Contractor. If the amounts then or thereafter due to the Contractor are not sufficient to cover such costs, then the Contractor shall, upon demand, pay the difference to the Owner.

14.4 ACCEPTANCE OF DEFECTIVE OR NON-CONFORMING WORK. If the Owner prefers to accept defective or non-conforming Work, it may do so instead of requiring its removal and correction, in which case an appropriate amount shall be deducted or offset against any amounts then or thereafter due to the Contractor; or, if the said appropriate amount of offset is determined after final payment (or if there is not then or thereafter due to the

Contractor an amount sufficient to cover the deduction or offset available to the Owner), the Contractor shall, upon demand, pay the appropriate amount (or the difference after offset, as applicable) to the Owner.



                                   ARTICLE 15
                             TERMINATION OF CONTRACT



15.1 TERMINATION BY CONTRACTOR. If the Owner should, without notifying the Contractor of its cause for doing so, fail or refuse to approve an Application for Payment or make payment thereon for a period of Twenty Five
(25) days after the same is required to be approved or paid pursuant to the Contract Documents, then the Contractor shall have the right, as its sole and exclusive remedy and upon Seven (7) days prior written notice to the Owner, to terminate this Contract and recover from the Owner payment for all unpaid Work executed up to the date of termination, including any proven loss of reasonable profits sustained, based upon the percentage of Work completed through the date of termination. If the Owner shall cure its said default within such fourteen (14) day period, then the Contractor's notice of termination shall thereby be rendered ineffective, and this Contract shall continue in full force and effect. Prior to termination as aforesaid, the Contractor shall not delay or suspend the Work in whole or in part. The Contractor may not terminate this Contract on the grounds that the cause given by the Owner for failing or refusing to pay is not in accordance with fact or law, it being understood and agreed that the Contractor's sole remedy in such event shall be to seek money damages. The Contractor acknowledges that it can be adequately compensated by such money damages for any breach of this Contract which may be committed by the Owner. Accordingly, and except as hereinabove provided, the Contractor expressly agrees that no default, act or omission of the Owner shall entitle the Contractor to cancel, rescind or terminate this Contract or suspend or abandon its performance of the Work.

15.2     TERMINATION BY OWNER FOR CAUSE.

         15.2.1 If the Contractor should become insolvent, file any bankruptcy proceedings, make a general assignment for the benefit of creditors, suffer or allow appointment of a receiver, refuse, fail or be unable to make prompt payment to Subcontractors, disregard applicable laws, ordinances, governmental orders or regulations or the instructions of the Owner, or if the Contractor should otherwise be guilty of a violation of, or in default under, any provision of the Contract, then the Owner may, without prejudice to any other right or remedy available to the Owner and after giving the Contractor and its surety, if any, three (3) days' written notice, terminate the Contract and the employment of the Contractor on the Project, take possession of the Job Site and of all materials, equipment, tools, construction equipment and machinery thereon owned by the Contractor and finish the Work by whatever method the Owner may deem expedient. In addition, without terminating this Contract as a whole, the Owner may, under any of the circumstances set forth above, terminate any portion of this Contract (by reducing, in such manner as the Owner deems appropriate, the scope of the Work to be performed by the Contractor) and complete the portion of this Contract so terminated in such manner as the Owner may deem expedient, taking possession of such part of the Job Site and utilizing such materials, equipment, tools, construction equipment and machinery owned by the Contractor as may be necessary to accomplish the same. The Contractor hereby grants to the Owner the further right: (a) to enter upon any premises or property other than the Job Site in order to take possession of any materials, tools, equipment, machinery or other items intended for incorporation in the Work (or any portion thereof) or for use in the performance thereof and (b) to receive an assignment of such subcontracts as the Owner deems necessary or desirable at the time of termination of this Contract or a portion thereof.

         15.2.2 If this Contract is terminated pursuant to Subparagraph 15.2.1, the Contractor shall not be entitled to receive any further payment until the Work is completed, and the Owner shall have the same right to retain monies owing to the Contractor as it would have to retain such monies from and against final payments. Upon the completion of the Work, the Owner shall make payment to the Contractor, or the Contractor shall reimburse the Owner, as the case may be, as provided in Article 10 of the Agreement. If a portion of this Contract is terminated pursuant to Subparagraph 15.2.1, such termination shall not be treated as a reduction in the scope of the Work pursuant to Article 12. Rather, in such event, the Owner shall deduct or offset against any monies then or thereafter due to the Contractor an amount determined by the Owner to be adequate to cover all costs and expenses it will incur in performing, or cause to be performed, the portion of this Contract so terminated. If the Owner's costs and expenses prove to be less than the amount deducted or offset, the Contractor shall be entitled to the difference unless otherwise provided herein. If the amount then or thereafter due to the Contractor is less than the amount to be deducted or offset and/or if the Owner's costs and expenses prove to exceed the amount deducted or offset, the Contractor shall pay the difference to the Owner upon demand.

         15.2.3 The remedies provided to the Owner in this Paragraph 15.2 are in addition to, and not in lieu of, any other rights or remedies available to the Owner under the Contract Documents, at law or in equity. In the event of any breach of this Contract by the Contractor, and whether or not this Contract is terminated by the Owner, the Contractor shall be liable for all damages, losses, costs and expenses incurred by the Owner as a result thereof.

15.3 TERMINATION BY OWNER WITHOUT CAUSE. Without limitation to the provisions of Paragraph 15.2, the Owner shall have the right at any time, upon not less than seven (7) days notice to the Contractor to terminate this Contract without cause and/or for the Owner's convenience. Upon receipt of such notice of termination, the Contractor shall forthwith discontinue the Work and remove its equipment and employees from the Job Site. In the event of termination under this Paragraph 15.3, the Contractor shall have the right, as its sole and exclusive remedy, to recover from the Owner payment for all unpaid Work executed up to the date of termination. In addition, without terminating this Contract as a whole, the Owner may, for its convenience, terminate a portion of this Contract (by reducing, in such manner as the Owner deems appropriate, the scope of the Work to be performed by the Contractor), in which event such termination of a portion of this Contract shall be treated as a reduction in the scope of the Work pursuant to
Article 12.

                                   ARTICLE 16
                            MISCELLANEOUS PROVISIONS



16.1 GOVERNING LAW. This Contract shall be governed by, and construed in accordance with, the laws of where the Project is located, to the exclusion of the rules of conflicts of laws of the state where the Project is located.

16.2     ASSIGNABILITY; SUCCESSORS AND ASSIGNS.

         16.2.1 This Contract may be assigned by Owner at any time without Contractor's consent; without limiting the generality of the foregoing, all warranties and guarantees in favor of Owner under the Contract Documents may be assigned without Contractor's consent by Owner to any party designated by Owner and such assignee may directly enforce any such warranty or guarantee. The Contractor shall not assign this Contract in whole or in part without the written consent of the Owner, which consent the Owner may withhold in its sole discretion; nor shall this Contract be assignable by the Contractor by operation of law. The Contractor shall not assign any monies due or to become due to it hereunder without the prior written consent of the Owner.

         16.2.2 The Owner and the Contractor each binds itself and, to the extent permitted herein, its successors and assigns, to the other party and, to the extent permitted herein, the other party's successors and assigns, in respect to all covenants, agreement and obligations contained in the Contract Documents.

16.3 PERFORMANCE AND PAYMENT BONDS. Unless waived or otherwise agreed by the Owner, the Contractor shall furnish before commencing any Work hereunder, and under each continuing (on-call) Work on multiple projects or continuing (on-call) services as set forth in the Owner approved Work Authorization Forms, (and if directed by the Owner shall require all or certain of its Subcontractors to furnish) a bond covering the faithful performance of this Contract (or any such subcontract), as revised or modified from time to time, and a bond covering the payment of all obligations arising thereunder in full compliance with applicable law each in the full Contract Sum, as revised or Modified from time to time, and with such sureties as may be approved by the Owner. If such bonds, or either of them, are stipulated in the bidding documents or in the Contract Documents, the premium therefor shall be paid by the Contractor (or appropriate Subcontractors); but if required or increased in amount pursuant hereto subsequent to award of Contract or due to Changes in the Work, the premium therefor shall be reimbursed by the Owner. The Contractor shall deliver promptly, and in any event no later than ten (10) days after notice of award, to the Owner any required bonds or amendments thereto. The Contractor's failure to timely obtain and deliver the required bonds or amendments thereto shall constitute cause for the Owner to terminate this Contract (or for the Contractor to terminate any subcontract). The Owner shall not be obligated to respond to, and the Contractor shall assure that the Owner is not sent any job status inquiries from the Contractor, any surety, or any of their accountant or independent auditors.

16.4 UNION AGREEMENTS. Except as otherwise set forth in this Agreement including but not limited to paragraph 8.3, regardless of the expiration of any collective bargaining agreement during the term of this Contract which may affect the Contractor in any of its activities including, without limitation, with respect to the Work or the Project, the Contractor is obligated to man the job and properly and timely perform the Work in a diligent manner. Upon notification of expected or actual labor disputes or job disruption arising out of any such collective bargaining negotiations, the expiration of any union or trade agreement or any other cause, the Contractor and its Subcontractors and Sub-subcontractors shall cooperate with the Owner concerning any legal, practical or contractual actions to be taken by the Owner in response thereto and shall perform any actions requested by the Owner to eliminate, neutralize or mitigate the affects of such actions on the progress of the Work and the impact of such actions on the public access to the Owner's facilities. It is the Contractor's obligation, at the Contractor's own cost and expense, to take all steps available to prevent any persons performing the Work from engaging in any disruptive activities such as strikes, picketing, slowdowns, job actions or work stoppages of any nature or ceasing to work due to picketing or other such activities, which steps shall include, without limitation, execution of an appropriate project agreement with appropriate unions prohibiting all such activities on or about the Project. Notwithstanding any such occurrences, the Contractor shall not be relieved of its obligation to man the job and properly and timely perform the Work in a diligent manner.

16.5     GENERAL.

         16.5.1 The captions of divisions, sections, articles, paragraphs, subparagraphs, clauses and the like in the Contract Documents are for convenience only and shall in no way define the content or limit the meaning or construction of the wording of the divisions, sections, articles, paragraphs, subparagraphs, clauses and the like. The parties agree that the Contract Documents shall not be construed more strictly against any party regardless of the identity of their drafter.

         16.5.2 Unless otherwise specified, article, paragraph and subparagraph references appearing in these General Conditions are to articles, paragraphs and subparagraphs herein.

         16.5.3 Wherever this Contract obligates the Contractor to "indemnify" the Owner, such obligations shall include, but shall not be limited by, the following: (i) the Contractor shall indemnify the Owner and Owner's Representative, the parent, related, affiliated and subsidiary companies of each, and the officers, directors, agents, employees and assigns of each;
         (ii) the Contractor shall defend (if requested by the Owner) and hold each indemnitee harmless; (iii) in the event of any such requested defense, the Owner may choose its legal counsel and control the litigation including, without limitation, determining legal strategy, settlement strategy and whether or not to file any appeals; (iv) the Contractor shall not raise a defense to its obligation to indemnify any comparative or contributing negligence of any of those indemnified pursuant to any such provision, it being understood and agreed that no such comparative or contributing negligence shall relieve the Contractor from its liability to so indemnify or entitle the Contractor to any contribution, either directly or indirectly by those indemnified; (v) no indemnification obligation hereunder shall be limited in any way to any limit on the amount or type of damage, compensation or benefits payable by or for the Contractor or any Subcontractor or any Sub-subcontractor under any Worker's Compensation Act, disability benefit acts or other employee benefit acts and (vi) in all such indemnity provisions shall survive the expiration or sooner termination of this Contract.

         16.5.4 Unless otherwise specifically provided herein, the Owner may withhold any consents, approvals or waivers required of it pursuant to this Contract in its discretion, which consent shall not be unreasonably withheld.

16.6 IMMIGRATION REFORM CONTROL ACT. All Contractors, Subcontractors and Sub-subcontractors must adhere to the Immigration Reform Control Act of 1986 and shall maintain I-9 forms regarding all employees. It is not the Owner's obligation to insure compliance with this law, however, the Owner reserves the right to inspect and copy the Contractor's records in this regard upon request.

16.7 ATTORNEY'S FEES. Any other terms of this Agreement to the contrary notwithstanding, the parties agree that if any action or proceeding is commenced by either party to enforce their rights under this Agreement or to collect damages as a result of the breach of any of the provisions of this Agreement, the prevailing party in such action or proceeding, shall be entitled to recover all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and court costs, including the costs of expert witnesses and consultants, in addition to any other relief awarded by the court.

                                    EXHIBIT D

                                 MILESTONE DATES

  (the Milestone Dates for continuing (on-call) Work on multiple projects or continuing (on-call) services shall be described in the job specific Work
                             Authorization form)


EXHIBIT D, Milestone Dates, is bound within this Agreement and made apart of the Contract Documents between Owner and Contractor.

                                   EXHIBIT E

                        CONTRACTOR'S GUARANTEE TO OWNER


In consideration of the above referenced Contract and pursuant to the provisions thereof, the undersigned hereby guarantees to the Owner, its successors and assigns, any and all Work which the undersigned has contracted to perform, or cause to be performed, pursuant to the above referenced Contract against any defects in workmanship, materials and/or equipment. Such Work is defined in the Contract Documents.

In addition to the foregoing guarantee, the undersigned agrees to repair and/or, at the option of the Owner, replace at its own cost and expense any or all of the aforesaid Work that within a period of one (1) year from the date of acceptance thereof by the Owner (or such longer period of time as may be prescribed by law or otherwise specified in the Contract Documents) may prove to be defective in workmanship, material and/or equipment or in any way not be in strict accordance and compliance with the Contract Documents, together with any adjacent structures or facilities which have been displaced or damaged by so doing or which may have been damaged as a result of any defect in workmanship, material and/or equipment or the failure of the Work to comply with the Contract Documents. All such repairs and/or replacements shall be performed in accordance with all agreements, terms, conditions, covenants and provisions of the Contract Documents pursuant to which the said Work was performed, except that such repairs and/or replacements shall be without cost to the Owner, its successors or assigns, or to any related company of the Owner.

Should the undersigned fail to perform its obligations under this Guarantee promptly after being given notice of a defect by the Owner, then the Owner may, at its option, perform such corrective work or cause it to be performed by others and charge the undersigned with the cost thereof; provided, however, that if, in the sole judgment of the Owner, an emergency exists as a result of any such defect which, in the Owner's opinion, requires more immediate corrective action than the undersigned is able to provide, then the Owner may, without notice to the undersigned, perform such corrective work or cause it to be performed by others and charge the undersigned with the cost thereof.


CONTRACTOR


Dome Construction Corporation  Local Representative to be contacted for service:


By:_____________________

Name:                                       Name: John Robertson, Vice President

Title:                                      Address: 80 Carolina Street

                                            San Francisco, California 94103-5116

Date:_____________________                  Telephone Number (415) 864-6140

                                   EXHIBIT F

                                 PAYMENT BOND


(If this Agreement is for continuing (on-call) Work on multiple projects or continuing (on-call) services, a separate Payment Bond shall be issued for each job specific project or service)

KNOW ALL MEN BY THESE PRESENTS, That we ______________________ as Principal (Contractor) and as Surety, are held and firmly bound unto ___________ as Obligee (OWNER), in the penal sum of _____________________________ DOLLARS ($__________) for the payment of which sum we jointly and severally bind ourselves, our heirs, assigns, executors, administrators and successors firmly by these presents.

THE CONDITION of the obligation is such that, whereas Contractor has entered into a Contract with OWNER dated _______________ which Contract is hereto attached and expressly made a part hereof to perform the following work:

NOW, THEREFORE, if the Contractor shall pay promptly and in full the claims of all persons, firms, partnerships, corporations or others, supplying labor, material, services, utilities or equipment in connection with the prosecution of the work provided for in the Contract and any and all modifications, additions or alterations of the Contract that may hereafter be made, and shall fully indemnify and hold harmless the OWNER from all loss, liability costs, damage penalty and attorney's fees or expenses for all taxes, insurance premiums, any and all applicable contributions, allowances or other payments or deductions however termed, required by statute or labor union agreement, including voluntary payment thereof by the OWNER necessary to insure orderly prosecution of work or other items or services in connection with the Contract to be supplied or performed which OWNER may suffer by reason of failure to do so and shall fully reimburse and repay the OWNER all outlay and expense which the OWNER may incur in making good any such failure, then this obligation shall be void; otherwise, it shall remain in full force and effect.

The Surety and the Contractor further agree that any changes, modifications, additions or alterations which may be made in the terms of the Contract or in the scope or character of the work to be done thereunder, or any extensions of the Contract or in due time for completion thereof any change in the manner, time or amount of a payment as provided therein, or other forbearance on the part of either the OWNER or Contractor to the other, shall not in any way release the Contractor and the Surety, or either of them, their heirs, assigns, executors, administrators and successors from their liability thereunder, nor affect the obligations of any of them hereunder, notice to Surety of any such changes, modifications, additions, extensions or forbearance being hereby expressly waived by the Surety.

The Surety and the Contractor further agree that this bond shall insure to the benefit of, and may be sue directly upon by any person, firm or corporation furnishing labor, material services, utilities or equipment, in the prosecution of the work provided for in the Contract, or any modifications, additions or alterations thereto, or who has the right to establish a lien or claim against OWNER or OWNER's property, premises or improvements or any funds accrued, or to accrue, from OWNER.

The sum of this Payment Bond is in addition to the sum of the Performance Bond being executed concurrently herewith.

IN WITNESS HEREOF, the parties have executed this instrument under their several seals this _____ day of ________________, 19___.

____________________________________    ________________________________________
CONTRACTOR                              CORPORATE SURETY

____________________________________    ________________________________________
Address                                 Address

____________________________________    ________________________________________

By:_________________________________    By:_____________________________________
                (SEAL)                                    (SEAL)

                                   EXHIBIT G

                               PERFORMANCE BOND


  (If this Agreement is for continuing (on-call) Work on multiple projects or continuing (on-call) services, a separate Performance Bond shall be issued for each job specific project or service)

KNOW ALL MEN BY THESE PRESENTS, That we ______________________ as Principal (Contractor) and as Surety, are held and firmly bound unto _________________ as Obligee (OWNER), in the penal sum of ____________________________ DOLLARS ($___________) for the payment of which sum we jointly and severally bind ourselves, our heirs, assigns, executors, administrators and successors firmly by these presents.

THE CONDITION of the obligation is such that, whereas Contractor has entered into a Contract with OWNER dated _______________ which Contract is hereto attached and expressly made a part hereof to perform the following work:

NOW, THEREFORE, if the Contractor shall well and truly perform and fulfill all the undertakings, covenants, terms, conditions and agreements of the Contract and any extensions thereof that may be granted by the OWNER, and during the term of any warranty required under the Contract, and shall also well and truly perform and fulfill all the undertakings, covenants, terms, conditions and agreements of any and all modifications, additions or alterations of the Contract that may hereafter be made, and shall also fully indemnify and hold harmless the OWNER from all loss, liability costs, damage penalty and attorneys' fees which OWNER may incur by reason of failure to well and truly keep and perform each, every and all of the terms and conditions of said Contract as modified, amended, altered or added to on the part of Contractor to be kept and performed, including but not limited to completion within the time specified of all work covered by said Contract, performance of all obligations, and guarantees of Contractors and shall fully reimburse and repay the OWNER all outlay and expense which the OWNER may incur in making good any such failure, then this obligation shall be void; otherwise it shall remain in full force and effect.

The Surety further agrees that whenever Contractor shall be, and is declared by OWNER to be, in default under the Contract (and said default shall be construed to be any breach of any of the provisions of the Contract on the part of the Contractor) the Surety shall promptly remedy the default, or will complete the Contract in accordance with its terms and conditions and shall fully indemnify and hold harmless the OWNER from all costs, damages and expenses which may arise thereafter (including reasonable attorney's fees) and which the OWNER may suffer by reason of Surety's failure to do so.

The Surety and the Contractor further agree that any changes, modifications, additions or alterations which may be made in the terms of the Contract or in the scope or character of the work to be done thereunder, or any extensions of the Contract, or in the time for completion thereof, any change in the manner, time or amount or payment as provided therein, or other forbearance on the part of either the OWNER or Contractor to the other, shall not in any way release the Contractor and the Surety, or either of them, their heirs, assigns, executors, administrators and successors, from their liability hereunder, nor affect the obligations of any of them hereunder, notice to Surety of any such modifications, additions, extensions or forbearance being hereby expressly waived by the Surety.

The sum of this Performance Bond is in addition to the sum of the Payment Bond being executed concurrently herewith.

IN WITNESS HEREOF, the above parties have executed this instrument under their several seals this ____ day of __________________, 19___.

____________________________________    ________________________________________
CONTRACTOR                              CORPORATE SURETY

____________________________________    ________________________________________
Address                                 Address

____________________________________    ________________________________________

By:_________________________________    By:_____________________________________
                (SEAL)                                    (SEAL)

                                   EXHIBIT H

                                 CHANGE ORDER


The "Change Order", AIA DOCUMENT G701, fourteenth edition, April 1987, is not bound within this Agreement, but is made apart of the Contract Documents between Owner and Contractor.

                                   EXHIBIT I

                               LEGAL DESCRIPTION


(If this Agreement is for continuing (on-call) Work on multiple projects or continuing (on-call) services, a separate Legal Description shall be attached to the Owner approved Work Authorization
                 Form for each job specific project or service)

The Legal Description is bound within this Agreement and made a part of the Contract Documents between Owner and Contractor.

                               LEGAL DESCRIPTION


225 BUSH STREET
CITY AND COUNTY OF SAN FRANCISCO
STATE OF CALIFORNIA

PARCEL ONE:

Beginning at the point formed by the intersection of the southerly line of Bush Street with the westerly line of Sansome Street; Running thence southerly along said line of Sansome Street 137 feet 6 inches; thence at a right angle westerly 206 feet and 3 inches; thence at a right angle northerly 137 feet and 6 inches to the southerly line of Bush Street; thence at a right angle easterly along said line of Bush Street 206 feet and 3 inches to the point of beginning.

Being a portion of 50 Vara Block No. 56.

PARCEL TWO:

Beginning at a point on the southerly line of Bush Street, distant thereon 206 feet and 3 inches westerly from the westerly line of Sansome Street; running thence westerly along said line of Bush Street 68 feet and 9 inches; thence at a right angle southerly 137 feet and 6 inches; thence at a right angle easterly 68 feet and 9 inches; thence at a right angle northerly
137 feet and 6 inches to the point of beginning.

Being a portion of 50 Vara Block No. 56.

PARCEL THREE:

Beginning at a point which is perpendicularly distant 245 feet westerly from the westerly line of Sansome Street and perpendicularly distant 254 feet southerly from the southerly line of Bush Street; running thence northerly and parallel with the westerly line of Sansome Street 16 feet and 6 inches; thence at a right angle westerly 30 feet; thence at a right angle southerly 16 feet and 6 inches; thence at a right angle easterly 30 feet to the point of beginning.

Being a portion of 50 Vara Block No. 56.

PARCEL FOUR:

An exclusive easement appurtenant to parcels one, two and three above, as more particularly described in the deed recorded December 18, 1973, in Book B835, Page 939, official records, Instrument No. W-38605, affecting the following described real property:

Beginning at a point on the southerly line of Bush Street, distant thereon 275 feet westerly from the point of intersection of said southerly line of Bush Street and the westerly line of Sansome Street; running thence westerly along said southerly line of Bush Street 25 feet; thence at a right angle southerly 154 feet to a point perpendicularly distant 121 feet, more or less, from the northerly line of Sutter Street; thence at a right angle easterly
25 feet; thence at a right angle northerly 154 feet to said southerly line of Bush Street and the point of beginning.

Being a portion of 50 Vara Block No. 56.

                                    EXHIBIT J

                               SCHEDULE OF VALUES






The above Schedule of Values is to be allocated by building and division before submission of the first Application for Payment as mutually agreed to by Owner and Contractor.

                                   ADDENDUM 1

                           HOURLY RATE OR FEE SCHEDULE

           (for continuing (on-call) Work on multiple projects or
            continuing (on-call) services, the hourly rate or fee
           schedule shall be as set forth in the job specific Work
                                 Authorization)

                                   ADDENDUM 2

                             WORK AUTHORIZATION FORM

             (an Owner approved Work Authorization Form shall be
               issued for each project for continuing (on-call)
                   Work on multiple projects or continuing
                             (on-call) services)

                             WORK AUTHORIZATION FORM

                                       TO

                             CONSTRUCTION AGREEMENT


(The Work Authorization Form to Construction Agreement is only applicable if the Agreement (as defined below), is for continuous on-call work on multiple projects or continuous on-call services)

This Work Authorization Form to Construction Agreement ("Work Authorization") which supplements the Construction Agreement dated _____________ ("Construction Agreement"), is made and entered into as of the _________ day of _____________, 1998, by and between _____________ ("Owner") and _____________ ("Contractor").

                                    ARTICLE I
                               CERTAIN DEFINITIONS

1.1      "WORK AUTHORIZATION #": _____________

1.2 "COMMENCEMENT DATE" shall mean the earlier of the _____________ or the date fixed in a Notice to Proceed to be delivered by Owner to Contractor after the date of this Work Authorization form.

1.3      "CONTRACT SUM" shall mean:

         ( )      Lump Sum.  The sum of _____________ Dollars
($_____________), subject to additions and deductions as provided in the Contract Documents.

         ( )      Hourly Rate as set forth in the attached ADDENDUM 1,
subject to additions and deductions as provided in the Contract Documents.

         ( )      In accordance with the fees described in ADDENDUM 1,
subject to additions and deductions as provided in the Contract Documents.

1.4      "PROJECT" shall mean Work at the following location(s):  ____________

______________________________________________________________________________.

The Legal Description for the location(s) is set forth on Exhibit 1.

1.5      "INFORMATION ON PROJECT" this Agreement is for:

                  Project or Contract Name:          _____________

                  Owner's Contract Number:           _____________

                  Owner's Assigned Job Number:       _____________

1.6      "SUBSTANTIAL COMPLETION DATE" shall mean:  _________________________.

1.7      "MILESTONE DATES" shall mean: _______________________________________

                                       _______________________________________

                                       _______________________________________

                                       _______________________________________

1.8      "OWNER'S REPRESENTATIVE" for the Project is:       __________________
(if different than set forth in the Construction Agreement)
                                                            __________________

                                                            __________________

                                                            __________________


1.9      "CONTRACTOR'S REPRESENTATIVE" for the Project is   __________________
(if different that set forth in the Construction Agreement)
                                                            __________________

                                                            __________________

                                                            __________________


1.10     "A/E" for the Project is:                          __________________
(if different that set forth in the Construction Agreement)
                                                            __________________

                                                            __________________

                                                            __________________

1.11 "CONTRACT DOCUMENTS" shall mean this Work Authorization Form, the Construction Agreement, the General Conditions, any special supplementary or other conditions as set forth on Exhibit 2 (collectively "Special Conditions"), the Drawings, the Specifications, all Addenda (except portions thereof relating purely to the bidding form or bidding procedure), all modifications and all other documents enumerated on Exhibit 3 attached hereto. The Contract Documents collectively form the Contract and are fully apart thereof as if attached to this Work Authorization Form or repeated herein.

                                   ARTICLE II
                                     BONDING

2.1      A Payment Bond is required as set forth in Exhibit 4.

2.2      A Performance Bond is required as set forth in Exhibit 5.

                                   ARTICLE III
                                  DELAY DAMAGES

3.1 Delay Damages pursuant to Section 8.3.3 of the General Conditions of the Contract for Construction shall be _____________ Dollars ($_____________) for each calendar day for which Substantial Completion shall not have occurred on or before the expiration of the Contract Time.

3.2 Delay Damages pursuant to Section 8.3.3 of the General Conditions of the Contract for Construction do not compensate Owner for any other damages of any type or kind, including without limitation any damages related to or in connection with Contractor's failure to fully and properly perform the Contract Documents or any damages resulting from _____________.

3.3 Pursuant to Section 8.3.5 of the General Conditions of the Contract for Construction, in addition to Delay Damages under Section 8.3.3 of the General Conditions of the Contract for Construction, Owner shall at all times be entitled to all of its remedies under the Contract Documents and at law and in equity, including, without limitation, the recovery of damages related to or in connection with Contractor's failure to fully and properly perform the Contract Documents or any damages resulting therefrom.

                                   ARTICLE IV
                                  MISCELLANEOUS

4.1 A fully executed copy of this Work Authorization hereby authorizes the Contractor to proceed with the Work as set forth herein and described in the Contract Documents.

4.2 By executing this document, Contractor acknowledges that - for the purposes of any applicable Mechanics Lien Law - the Project described in this document constitutes a separate work of improvement from other Projects described in other Work Authorizations issued pursuant to the Construction Contract.

4.3 Contractor shall inform all its consultants, suppliers and other agents: (i) that the Project described in this Authorization constitutes a separate work of improvement from other Projects on which they may have performed Work for Contractor pursuant to the Contract, (ii) that they must file a new Preliminary Notice to be entitled to lien rights on account of Work on the Project described in this Work Authorization and (iii) Owner may file a separate Notice of Completion for the Project described herein at completion of any construction/installation of Work on this Project.

4.4 Contractor shall provide Owner with subcontractors' and materialmans' acknowledgments, which indicate that they have been so informed.

4.5 This Work Authorization sets forth the terms and conditions for the Project set forth herein only. The terms and conditions for other continuing (on-call) Work on multiple projects or continuing (on-call) services shall be set forth in separate Work Authorization form(s).

4.6 Except as set forth herein or as a necessary corollary to this Work Authorization, all terms, conditions and promises of the Construction Agreement not inconsistent with the terms, conditions and provisions of this Work Authorization shall remain in full force and effect and are hereby reaffirmed by the parties. The terms used herein but not defined in the foregoing Work Authorization shall have all of the meanings ascribed to such terms in the Construction Agreement. This Work Authorization may be executed in multiple counterparts.

OWNER:                                 CONTRACTOR:

----------------------------------     -----------------------------------
By:                                    By:
   -------------------------------        --------------------------------
Title:                                 Title:
      ----------------------------           -----------------------------
Date:                                  Date:
     -----------------------------          ------------------------------

                                LIST OF EXHIBITS

     EXHIBIT 1 -                Legal Description

     EXHIBIT 2 -                Special Conditions

     EXHIBIT 3 -                List of Contract Documents

     EXHIBIT 4 -                Payment Bond

     EXHIBIT 5 -                Performance Bond

     ADDENDUM 1 -               Hourly Rate or Fee Schedule, if applicable

                                    EXHIBIT 1

                                LEGAL DESCRIPTION


The Legal Description is bound within this Agreement and made a part of the Contract Documents between Owner and Contractor.

                                    EXHIBIT 2

                               SPECIAL CONDITIONS


[A. Materials purchased by Owner

Certain Materials specified in the Contract Documents and to be incorporated into the Work have been purchased by Owner. The cost for loading, transporting and unloading these Materials at the Project site are included in the Contract Sum. The list of materials purchased by the Owner is bound within this Agreement and made apart of the Contract Documents between Owner and Contractor.]

                                    EXHIBIT 3

                           LIST OF CONTRACT DOCUMENTS

                                   EXHIBIT 4

                                 PAYMENT BOND


   (If this Agreement is for continuing (on-call) Work on multiple projects or continuing (on-tall) services, a separate Payment Bond shall be issued for each job specific project or service)

KNOW ALL MEN BY THESE PRESENTS, That we _____________ as Principal ("Contractor") and as Surety, are held and firmly bound unto _____________ as Obligee ("Owner"), in the penal sum of _______________________________ DOLLARS
($_____________) for the payment of which sum we jointly and severally bind ourselves, our heirs, assigns, executors, administrators and successors, firmly by these presents.

THE CONDITION of the obligation is such that, whereas Contractor has entered into a Contract with Owner dated _____________ which Contract is hereto attached and expressly made a part hereof to perform the following work:

NOW, THEREFORE, if the Contractor shall pay promptly and in full the claims of all persons, firms, partnerships, corporations or others, supplying labor, material, services, utilities or equipment in connection with the prosecution of the work provided for in the Contract and any and all modifications, additions or alterations of the Contract that may hereafter be made, and shall fully indemnify and hold harmless the Owner from all loss, liability costs, damage penalty and attorney's fees or expenses for all taxes, insurance premiums, any and all applicable contributions, allowances or other payments or deductions however termed, required by statute or labor union agreement, including voluntary payment thereof by the Owner necessary to insure orderly prosecution of work or other items or services in connection with the Contract to be supplied or performed which Owner may suffer by reason of failure to do so and shall fully reimburse and repay the Owner all outlay and expense which the Owner may incur in making good any such failure, then this obligation shall be void; otherwise, it shall remain in full force and effect.

The Surety and the Contractor further agree that any changes, modifications, additions or alterations which may be made in the terms of the Contract or in the scope or character of the work to be done thereunder, or any extensions of the Contract or in due time for completion thereof any change in the manner, time or amount of a payment as provided therein, or other forbearance on the part of either the Owner or Contractor to the other, shall not in any way release the Contractor and the Surety, or either of them, their heirs, assigns, executors, administrators and successors from their liability thereunder, nor affect the obligations of any of them hereunder, notice to Surety of any such changes, modifications, additions, extensions or forbearance being hereby expressly waived by the Surety.

The Surety and the Contractor further agree that this bond shall insure to the benefit of, and may be sue directly upon by any person, firm or corporation furnishing labor, material services, utilities or equipment, in the prosecution of the work provided for in the Contract, or any modifications, additions or alterations thereto, or who has the right to establish a lien or claim against Owner or Owner's property, premises or improvements or any funds accrued, or to accrue, from Owner.

The sum of this Payment Bond is in addition to the sum of the Performance Bond being executed concurrently herewith.

IN WITNESS HEREOF, the parties have executed this instrument under their several seals this _______ day of _____________, 19__.

____________________________________    ________________________________________
CONTRACTOR                              CORPORATE SURETY

____________________________________    ________________________________________
Address                                 Address

____________________________________    ________________________________________

By:_________________________________    By:_____________________________________
                (SEAL)                                    (SEAL)

                                   EXHIBIT 5

                               PERFORMANCE BOND


   (If this Agreement is for continuing (on-call) Work on multiple projects or continuing (on-call) services, a separate Performance Bond shall be issued for each job specific project or service)

KNOW ALL MIEN BY THESE PRESENTS, That we _____________ as Principal ("Contractor") and as Surety, are held and firmly bound unto _____________ as Obligee ("Owner"), in the penal sum of __________________________
DOLLARS($_____________) for the payment of which sum we jointly and severally bind ourselves, our heirs, assigns,. executors, administrators and successors firmly by these presents.

THE CONDITION of the obligation is such that, whereas Contractor has entered into a Contract with Owner dated ______________ which Contract is hereto attached and expressly made a part hereof to perform the following work:

NOW, THEREFORE, if the Contractor shall well and truly perform and fulfill all the undertakings, covenants, terms, conditions and agreements of the Contract and any extensions thereof that may be granted by the Owner, and during the term of any warranty required under the Contract, and shall also well and truly perform and fulfill all the undertakings, covenants, terms, conditions and agreements of any and all modifications, additions or alterations of the Contract that may hereafter be made, and shall also fully indemnify and hold harmless the Owner from all loss, liability costs, damage penalty and attorneys' fees which Owner may incur by reason of failure to well and truly keep and perform each, every and all of the terms and conditions of said Contract as modified, amended, altered or added to on the part of Contractor to be kept and performed, including but not limited to completion within the time specified of all work covered by said Contract, performance of all obligations, and guarantees of Contractors and shall fully reimburse and repay the Owner all outlay and expense which the Owner may incur in making good any such failure, then this obligation shall be void; otherwise it shall remain in fun force and effect.

The Surety further agrees that whenever Contractor shall be, and is declared by Owner to be, in default under the Contract (and said default shall be construed to be any breach of any of the provisions of the Contract on the part of the Contractor) the Surety shall. promptly remedy the default, or will complete the Contract in accordance with its terms and conditions and shall fully indemnify, defend, and hold harmless the Owner from all costs, damages and expenses which may arise thereafter (including reasonable attorney's fees) and which the Owner may suffer by reason of Surety's failure to do so.

The Surety and the Contractor further agree that any changes, modifications, additions or alterations which may be made in the terms of the Contract or in the scope or character of the work to be done thereunder, or any extensions of the Contract, or in the time for completion thereof, any change in the manner, time or amount or payment as provided therein, or other forbearance on the part of either the Owner or Contractor to the other, shall not in any way release the Contractor and the Surety, or either of them, their heirs, assigns, executors, administrators and successors, from their liability hereunder, nor affect the obligations of any of them hereunder, notice to Surety of any such modifications, additions, extensions or forbearance being hereby expressly waived by the Surety.

The sum of this Performance Bond is in addition to the sum of the Payment Bond being executed concurrently herewith.

IN WITNESS WHEREOF, the parties have executed this instrument under their several seals this _______ day of _____________, 19__.

____________________________________    ________________________________________
CONTRACTOR                              CORPORATE SURETY

____________________________________    ________________________________________
Address                                 Address

____________________________________    ________________________________________

By:_________________________________    By:_____________________________________
                (SEAL)                                    (SEAL)

                                  ADDENDUM 1

                          HOURLY RATE OR FEE SCHEDULE

                                    EXHIBIT D

                          COMMENCEMENT DATE MEMORANDUM


         THIS MEMORANDUM is entered into as of ____________ __, 199_ by and between OAIC Bush Street, LLC., ("Landlord"), and ________________________, a ______________ ("Tenant"), with respect to that certain Office Lease dated as of
____________ __, 1999 (the "Lease") respecting certain premises (the "Premises") located at 225 Bush Street, San Francisco, California.

         Pursuant to Paragraph 2(a) of the Lease, Landlord and Tenant hereby confirm and agree that the Rent Commencement Date (as defined in the Lease) is ____________ __, 199_ and that the Expiration Date (as defined in the Lease) is
__________________.

         This Memorandum supplements, and shall be a part of, the Lease.

         IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Memorandum as of the day and year first above written.

TENANT:                                                       LANDLORD:

Xoom.com, Inc.,                                               OAIC Bush Street, LLC,
                                                              a Delaware limited liability company
     By: ___________________________________                  By:_________________________________

     Name:__________________________________                  Name:_______________________________

     Its:___________________________________                  Its:________________________________

                                   EXHIBIT E

                          TENANT ESTOPPEL CERTIFICATE


TO:  ___________________________
     ___________________________
     ___________________________
     Attn: _____________________


           Re:  Lease, dated as of ___________, 19__, between ________________, a ___________, as tenant ("Tenant"), and ___________________, a
                _______________ , as landlord ("Landlord"), covering certain premises known by the street address _____________, in the City of _______________, County of ______________, State of
                _____________ (the "Leased Premises"), as amended as noted on attached Schedule A (collectively, the "Lease")


Gentlemen:

         The undersigned Tenant hereby represents, warrants and certifies to _______________________ ("[LANDLORD/BUYER/LENDER]") that:

         1. The Lease has not been modified, changed, altered or amended in any respect, either orally or in writing, except as may be indicated on Schedule A annexed hereto, and constitutes the entire agreement between Tenant and Landlord affecting Tenant leasing of the Leased Premises. A true and correct copy of the Lease is attached as Schedule B. The Lease is in full force and effect and is not subject to any contingencies or conditions not set forth in the Lease.

         2. The term of the Lease commenced on __________________ and will expire on __________________; the Tenant has ___ successive options to renew the Lease term, each for an additional period of ___ years.

         3. The monthly base rent payable by Tenant under the Lease is $_______________. Tenant has paid all fixed and additional rent and other sums which are due and payable under the Lease through the date hereof, and Tenant has not made and will not make any prepayments of fixed rent for more than one month in advance. There are no presently unexpired rental concessions or abatements due under the Lease except as set forth on Schedule A annexed hereto. Tenant has no credits, offsets, abatements, defenses, counterclaims or deductions against any rental or other payments due under the Lease or with respect to its performance of the other terms and conditions of the Lease, and has asserted no claims against Landlord.

         4. Tenant has paid to Landlord as a security deposit in the amount of $___________. Tenant has not made any other the payments to Landlord as a security deposit, advance or prepaid rent.

         5. Landlord has completed, and, if required under the Lease, paid for, any and all tenant work required under the Lease and Tenant has accepted the Leased Premises. Tenant is not entitled to any further payment or credit for tenant work.

         6. To Tenant's best knowledge, Landlord is not in default in the performance of any of the terms of the Lease, nor is there now any fact or condition which, with notice or lapse of time or both, will become such a default. Tenant has not delivered to Landlord any notice of default with respect to the Landlord's obligations under the Lease.

         7. Tenant is in actual possession of the entire Leased Premises and, to Tenant best knowledge, is not in any respect in default under any of the terms and conditions of the Lease, nor is there now any fact or condition which, with notice or lapse of time or both, will become such a default. Tenant has not received from Landlord any notice of default with respect to the Tenant obligations under the Lease.

         8. Tenant has not assigned, transferred, mortgaged or otherwise encumbered its interest under the Lease, nor subleased any of the Leased Premises, nor permitted any person or entity to use the Leased Premises, except as otherwise indicated on Schedule A annexed hereto.

         9.  Except as expressly provided in the Lease, Tenant

             (i) does not have any right to renew or extend the term of the Lease,

             (ii) does not have any right to cancel or surrender the Lease prior to the expiration of the term of the Lease,

             (iii) does not have any option or rights of first refusal or first offer to purchase or lease all or any part of the Leased Premises or the real property of which the Leased Premises are a part,

             (iv) does not have any right, title or interest with respect to the Leased Premises other than as lessee under the Lease, and

             (v) does not have any right to relocate into other property owned by Landlord or any of Landlord's affiliates.

         10. There has not been filed by or against Tenant a petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States, or any state thereof, or any other action brought under said bankruptcy laws with respect to Tenant

         11. If Tenant is required to provide insurance coverage under the Lease, Tenant has not given or received written notice that Tenant insurance coverage will be canceled or will not be renewed.

         12. To Tenant's best knowledge, all systems, elements and components of the Leased Premises are in good working order and repair and sound operating condition. To Tenant's best knowledge, Tenant's use and occupancy of the Leased Premises complies with all applicable building, zoning, land use, environmental, anti-pollution, health, fire, safety, access accommodations for the physically handicapped, subdivision, energy and resource conservation and similar laws, statutes, rules, regulations and ordinances, and all covenants, conditions and restrictions applicable to the Leased Premises. Tenant has not received any notice, citation or other claim alleging any violation of any such law, statute, rule, regulation, ordinance, covenant, condition or restriction.

         13. To the best knowledge of Tenant, any and all brokerage and leasing commissions relating to and/or resulting from Tenant's execution and delivery of the Lease and occupancy of the Leased Premises have been paid in full.

         14. The individual executing this Tenant Estoppel Certificate on behalf of Tenant represents and warrants that __he has the power and the authority to execute this Tenant Estoppel Certificate on behalf of Tenant.

         15. [LANDLORD/BUYER/LENDER] has advised Tenant that [LANDLORD/BUYER/LENDER] will rely upon the truth of this certification in acquiring the Leased Premises. This Tenant Estoppel Certificate shall inure to the benefit of [LANDLORD/BUYER/LENDER] and its respective nominees, successors, assigns, participants and designees and shall be binding upon Tenant and its successors and assigns.

         Dated this ____ day of _______________, 199_.

                                     Tenant

                                     _________________, a ____________

                                     By: _____________________________

                                   EXHIBIT F

            SUBORDINATION, ATTORNEMENT AND NONDISTURBANCE AGREEMENT

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------





                          SUBORDINATION, ATTORNMENT AND
                            NONDISTURBANCE AGREEMENT



                                     BETWEEN



                          SALOMON BROTHERS REALTY CORP.
                                 ("BENEFICIARY")


                                       AND



                                 XOOM.COM, INC.
                                   ("TENANT")




                         DATED AS OF AUGUST ______, 1999




                              RECORD AND RETURN TO:

                                Latham & Watkins
                          885 Third Avenue, Suite 1000
                          New York, New York 10022-4802
                          Attention: Brian Krisberg, Esq.

                           (L&W File No. 024582-0091)





-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                          SUBORDINATION, ATTORNMENT AND
                            NONDISTURBANCE AGREEMENT

                  THIS AGREEMENT, made as of August _____, 1999 (the "EFFECTIVE DATE"), by and between SALOMON BROTHERS REALTY CORP. a New York corporation having an address at 388 Greenwich Street, 11th Floor, New York, New York 10013 ("BENEFICIARY"), and XOOM.COM, INC., a Delaware corporation, having an address at 300 Montgomery Street, Suite 300, San Francisco, California 94104 (which address is subject to change on the 19th Floor Term Commencement Date as set forth in the Lease and more fully provided for in Paragraph 20 below) ("TENANT").


                              W I T N E S S E T H :

                  WHEREAS, Beneficiary is the owner and holder of that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of April 4, 1998, made by OAIC Bush Street, LLC, a Delaware limited liability company, as trustor, to Chicago Title Insurance Company, as trustee, for the benefit of Beneficiary, and recorded in the Office of the Clerk of San Francisco County on ____________________, 1998 as Document No. _______________ (said deed of trust, as the same may hereafter be amended, increased, renewed, refinanced, consolidated, restated, replaced, combined, supplemented, substituted, spread, severed, extended and/or otherwise modified, being hereinafter collectively, referred to as the "DEED OF TRUST"), encumbering the land located in the City and County of San Francisco, State of California, which land is more particularly described on EXHIBIT "A" annexed hereto and made a part hereof, and the buildings, improvements, and other items of property more fully described in the Deed of Trust (such land, buildings, improvements and other property being hereinafter referred to collectively as the "MORTGAGED PREMISES");

                  WHEREAS, Tenant has entered into a lease with the aforesaid OAIC Bush Street, LLC, as landlord ("LANDLORD"), dated as of August ______, 1999 (the "LEASE"), by which Landlord demised to Tenant a portion of the Mortgaged Premises (the "LEASED PREMISES");

                  WHEREAS, a true and complete copy of the Lease has been delivered to Beneficiary by Tenant, the receipt of which is hereby acknowledged;

                  WHEREAS, Beneficiary, as a condition to making the loan(s) secured by the Deed of Trust, required that all leases affecting the Mortgaged Premises be and continue to be subordinate in every respect to the Deed of Trust;

                  WHEREAS, Beneficiary and Tenant desire to confirm the subordination of the Lease to the Deed of Trust and to provide for the nondisturbance of Tenant by Beneficiary as set forth herein;

                  WHEREAS, the Work Letter, as defined in the Lease, requires Landlord to contribute certain funds toward Tenant's initial improvements, as more fully described in such Work Letter (the "LANDLORD'S TI CONTRIBUTION");

                  WHEREAS, the Lease requires Tenant to provide a security deposit in the form of a letter of credit in the initial amount of $4,500,000, subject to reduction from time to time in accordance with the Lease (the "LETTER OF CREDIT"), which Tenant is simultaneously herewith delivering to Beneficiary, and which Letter of Credit is an Acceptable Letter of Credit, as defined below;

                  NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and intending to be legally bound, Beneficiary and Tenant agree as follows:

        1. The Lease, its terms and conditions, and the lien thereof (if any) now are and shall at all times continue to be subject and subordinate to the Deed of Trust (including all advances made thereunder), and the lien thereof. The provisions of this Agreement shall be self-operative, and no further instrument shall be necessary to effectuate the terms hereof. Nevertheless, Tenant, upon request, shall execute and deliver any certificate or other instrument that Beneficiary may reasonably request to confirm the subordination by Tenant referred to above.

        2. Tenant certifies that (a) the Lease is presently in full force and effect and unmodified, and represents the entire agreement between Landlord and Tenant with respect to the Mortgaged Premises or any portion thereof; (b) no rental payable under the Lease has been paid more than one
(1) month in advance of its due date; (c) no event has occurred that constitutes a default under the Lease by Landlord or Tenant or that, with the giving of notice, the passage of time, or both, would constitute such a default; (d) as of the Effective Date, Tenant has no charge, defense, lien, claim, counterclaim, offset or setoff under the Lease or against any amounts payable thereunder; and (e) all conditions to the effectiveness or continuing effectiveness of the Lease required to be satisfied as of the Effective Date have been satisfied.

        3. The terms and conditions of the Lease constitute a primary inducement to Beneficiary to enter into this Agreement. Accordingly, Tenant agrees that Tenant shall not cancel, surrender, terminate or assign (other than an assignment that does not require Landlord's consent under the Lease), or enter into any agreement to cancel, surrender, terminate or assign (other than an assignment that does not require Landlord's consent under the Lease), the Lease in a manner or circumstance not expressly provided for under the Lease, without the prior written approval of Beneficiary. Any cancellation, surrender, termination or assignment of the Lease made in a manner or circumstance not expressly permitted under the Lease without Beneficiary's prior written approval shall not bind Beneficiary or any Successor (as defined below). Tenant shall not amend or modify the Lease, or agree to amend or modify the Lease, without Beneficiary's consent, except that, as between Beneficiary and Tenant, Beneficiary's prior approval shall not be required for any amendment to the Lease that does not (a) modify the rent, the term, Landlord's obligations, or any other material term of the Lease, or (b) otherwise materially decease Tenant's obligations or Landlord's rights under the Lease. The preceding sentence is not intended to limit any of Landlord's covenants relating to the Lease under the Deed of Trust or under any document secured by the Deed of Trust.

        4. In the event of any default on the part of Landlord, arising out of or accruing under the Lease, whereby the validity or the continued existence of the Lease might be impaired or terminated by Tenant, or Tenant might have a claim for partial or total eviction or abatement of rent, Tenant shall not pursue any of its rights with respect to such default or claim, and no notice of termination of the Lease as a result of such default shall be effective, unless and until Tenant has given written notice of such default or claim to Beneficiary at the address set forth herein, or Beneficiary's successor or assign whose name and address previously shall have been furnished to Tenant in writing (but not later than the time that Tenant notifies Landlord of such default or claim) and granted to Beneficiary a reasonable time, which shall be not less than the greater of (i) the period of time granted to Landlord under the Lease, or (ii) thirty (30) days, after the giving of such notice by Tenant to Beneficiary, to cure or to undertake the elimination of the basis for such default or claim, after the time when Landlord shall have become entitled under the Lease to cure the cause of such default or claim; it being expressly understood that (a) if such default or claim cannot reasonably be cured within such cure period, Beneficiary shall have such additional period of time to cure same as shall be reasonably necessary, so long as it continues to pursue such cure with reasonable diligence and continuity, and (b) Beneficiary's right to cure any such default or claim shall not be deemed to create any obligation for Beneficiary to cure or to undertake the elimination of any such default or claim. Notwithstanding anything to the contrary in the Lease, Tenant shall not terminate the Lease on account of any default or breach by Landlord in funding the Landlord's TI Contribution, but this shall not limit (a) Tenant's other rights and remedies against Landlord in such event or (b) Tenant's right of offset as against Successor, as more fully provided for below. This paragraph shall not limit Tenant's rights under the Lease to give notice of and thereafter cure any Water Leak or Communications Failure, and it shall not be necessary for Tenant to provide Beneficiary with a copy of any Water Leak Notice or Communication Failure Notice before exercising Tenant's right to cure any Water Leak or Communication Failure as described in paragraph 8 of the Lease. Before Tenant may exercise any right of offset provided for in the Lease on account of any Water Leak or Communication Failure, however, Tenant shall provide Beneficiary with simultaneous copies of Tenant's demand for reimbursement and all subsequent notices to Landlord contemplated by paragraph 8 of the Lease.

        5. As long as (i) the Lease shall have been executed and delivered; (ii) Tenant shall have delivered the Letter of Credit to Beneficiary; (iii) the Lease shall be in full force and effect, and (iv) Tenant is in compliance with the terms of this Agreement and no default by Tenant exists under the Lease which continues after receipt of written notice thereof, to the extent Tenant is expressly entitled to same under the Lease, beyond applicable cure periods (conditions "i" through "iv," collectively, the "NONDISTURBANCE CONDITIONS"), Beneficiary shall not name Tenant as a party defendant in any action for foreclosure of the Deed of Trust or other enforcement thereof (unless required by law), nor shall the Lease be terminated by Beneficiary in connection with or by reason of foreclosure or other proceedings for the enforcement of the Deed of Trust or by reason of a transfer of Landlord's interest in the Mortgaged Premises or under the Lease pursuant to a conveyance in lieu of foreclosure (or similar device) (any of the foregoing, a "FORECLOSURE"), nor shall Tenant's use or possession of the Leased Premises be interfered with or disturbed by Beneficiary, unless Landlord would have had such right if the Deed of Trust had not been made.

        6. If Landlord's interest in the Mortgaged Premises or under the Lease is terminated by reason of a Foreclosure (the party succeeding to the Landlord's interest in the Mortgaged Premises being hereinafter refereed to, together with such party's successors and assigns, as "SUCCESSOR"), then upon Successor's succeeding to Landlord's interest in the Mortgaged Premises or under the Lease, Tenant shall be bound to Successor, and, except as provided in this Agreement, Successor shall be bound to Tenant, under all the terms, covenants and conditions of the Lease for the balance of the term thereof remaining, with the same force and effect as if Successor were Landlord, and Tenant does hereby agree to attorn to Successor, including Beneficiary if it be the Successor, as Tenant's landlord; affirm Tenant's obligations under the Lease; and make payments of all sums due under the Lease to Successor. Such attornment, affirmation and agreement shall be effective and self-operative without the execution of any further instruments. Notwithstanding the foregoing, Tenant shall not be obligated to attorn to Successor unless and until Successor shall, if requested by Tenant, have confirmed in writing (pursuant to documentation reasonably satisfactory to Successor) that Successor has succeeded to and assumed all obligations of Landlord under the Lease (including obligations relating to the Letter of Credit but excluding obligations relating to Landlord's TI Contribution, subject to Tenant's right of offset as provided for herein), subject however to Section 10 of this Agreement. Tenant waives the provisions of any statute or rule of law now or hereafter in effect that may give or purport to give Tenant any right or election to terminate or otherwise adversely affect the Lease or the obligations of Tenant thereunder by reason of any Foreclosure.

        7. As an additional material inducement to Beneficiary to enter into this Agreement, Tenant agrees that if Landlord is the subject of any proceeding (a "BANKRUPTCY PROCEEDING") under the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 ET SEQ., as in effect, or as hereafter amended, or under the provisions of any successor statute thereto (collectively, the "CODE"), then Tenant shall take all actions reasonably necessary to retain possession of the Leased Premises (whether or not Landlord, pursuant to the Code or otherwise, attempts to reject the Lease) so as to enable Tenant to continue to lease and occupy the Leased Premises on all or substantially all terms of the Lease. During any Bankruptcy Proceeding Tenant shall, unless the Lease has already been terminated in accordance with its terms and the terms of this Agreement: (i) not terminate the Lease except in accordance with the Lease and this Agreement; (ii) not give up possession of the Leased Premises (if Tenant is already in such possession); and (iii) if Tenant is not yet in possession of the Leased Premises prior to the commencement of the Bankruptcy Proceeding, then Tenant shall take all steps reasonably necessary to cooperate with Beneficiary in attempting to obtain possession of the Leased Premises for Tenant provided that (a) Beneficiary exercises its reasonable efforts (excluding the making of any payments to, or for the benefit of, Landlord or its estate, or to any other party, which payments Beneficiary is not otherwise required to make under this Agreement) to obtain possession of the Leased Premises for Tenant, and (b) Beneficiary notifies Tenant that Beneficiary reasonably believes that it will be able to obtain such possession for Tenant on or before a date that is within one hundred twenty (120) days after such proceeding commenced. If Tenant does not obtain possession of the Leased Premises within one hundred twenty (120) days after commencement of such proceeding, or Beneficiary fails to comply with clauses (a) and (b) above, then Tenant shall have no further obligations under this paragraph to cooperate with Beneficiary in obtaining possession of the Leased Premises and Tenant may terminate the Lease.

        8. If (i) Landlord becomes the subject of a Bankruptcy Proceeding, and Landlord, as debtor-in-possession, or any trustee, as successor-in-interest to Landlord, obtains an order of the bankruptcy court or other court of competent jurisdiction authorizing the rejection of the Lease in accordance with Section 365 of the Code, or the Lease is otherwise terminated in such Bankruptcy Proceeding, and (ii) thereafter, Beneficiary or any other person shall acquire title to the Mortgaged Premises through Foreclosure or by any other means (including a sale of the Mortgaged Premises pursuant to the Code), then the person so acquiring title to the Mortgaged Premises shall also be a "SUCCESSOR" for all purposes of this Agreement. If the Lease is terminated or rejected in or as a result of a Bankruptcy Proceeding, then:

                        A. Upon request made by Tenant to Successor within thirty (30) days after Tenant receives notice from Successor that Successor has obtained title to the Mortgaged Premises, and provided that immediately prior to such Lease rejection or termination the Nondisturbance Conditions were satisfied and at the time of such request Tenant is in possession of the Leased Premises, Successor, if and to the extent that it has the legal right and power to do so (without incurring any expenses or liabilities that are not reimbursed), shall enter into a new lease with Tenant upon the same terms and conditions as were contained in the Lease, except that (x) the obligations and liabilities of such Successor under any such new lease shall be subject to the terms and conditions of this Agreement, and (y) the expiration date of such new lease shall coincide with the original expiration date of the Lease (a "NEW LEASE").

                        B. Upon Successor's written request of Tenant made within sixty (60) days after Successor has acquired title to the Mortgaged Premises, Tenant shall execute a New Lease with Successor, and shall attorn to Successor, and Successor shall recognize Tenant, as tenant, so as to establish direct privity between Successor and Tenant.

        9. Notwithstanding anything to the contrary in the Lease, any New Lease, or this Agreement, any Successor shall not (a) be subject to any credits, offsets, defenses, claims, counterclaims or demands that Tenant might have against any prior landlord (including, without limitation, Landlord), unless the same are expressly provided for in the Lease; (b) be bound by any previous modification or amendment of the Lease (except as expressly provided in Section 3) or by any rent or additional rent that Tenant might have paid for more than one month in advance of its due date to any prior landlord, unless such modification or prepayment shall have been made with Beneficiary's prior written consent (except as expressly provided in Section 3); (c) be liable for any accrued obligation, act or omission of any prior landlord (including, without limitation, Landlord), whether prior to or after Foreclosure; (d) be bound by any covenant to undertake or complete any improvement to the Mortgaged Premises or the Leased Premises, to pay Landlord's TI Contribution to Tenant, or to otherwise reimburse or pay Tenant for the cost of any improvements to the Mortgaged Premises or the Leased Premises, but this shall not limit Tenant's right of offset with respect to unpaid Landlord's TI Contribution as provided for below; (e) be required to account for any security deposit other than (i) the Letter of Credit and (ii) any security deposit actually delivered to Successor; or (f) be required to abide by any provisions for the diminution or abatement of rent, unless same are expressly provided for in the Lease. If Landlord is obligated, but fails, to pay Landlord's TI Contribution, then as Successor's sole liability and obligation on account of such failure by Landlord, Successor shall allow Tenant to abate any rent otherwise payable under the Lease until such time as Tenant, through such abatement, shall have recovered the entire amount that Landlord was obligated to pay but did not on account of Landlord's TI Contribution. Successor shall have no other liability or obligations to Tenant on account of any failure by Landlord to pay Landlord's TI Contribution. Notwithstanding the foregoing, any Successor shall be subject to any claims of Tenant arising from any default by Landlord under the express terms of the Lease (other than default in payment of Landlord's TI Contribution, which default is addressed elsewhere in this Agreement) provided that such default is reasonably curable by Beneficiary or Successor and then only to the extent that Tenant shall have promptly notified Beneficiary, pursuant to Section 3, of the (alleged) default by Landlord and thereafter Beneficiary shall have failed to cure such default when and as permitted by this Agreement; provided, however, that under such circumstances Successor's obligation shall consist solely of allowing Tenant the right to offset against rent to the extent of actual damages (as determined by a court) that accrued after the date of Tenant's notice to Beneficiary and such liability shall in all events be subject to
Section 10.

        10. Notwithstanding anything to the contrary in this Agreement, the Lease, or any New Lease, if Successor acquires Landlord's interest in the Mortgaged Premises, then Successor's liability for its obligations under the Lease (or any New Lease) and this Agreement shall be limited to Successor's interest in the Mortgaged Premises and the proceeds of sale and casualty insurance proceeds. Tenant shall not look to any other property or assets of Successor or the property or assets of any of the partners, shareholders, directors, officers and principals, direct and indirect, of Successor in seeking either to enforce Successor's obligations under the Lease (or any New Lease) and this Agreement or to satisfy a judgment for Successor's failure to perform such obligations.

        11. If and to the extent that the Lease or any provision of law shall entitle Tenant to notice of any deed of trust, Tenant acknowledges and agrees that this Agreement shall constitute said notice to Tenant of the existence of the Deed of Trust.

        12. This Agreement may not be modified except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto (and shall benefit any Successor), and the heirs, representatives, successors and assigns of the foregoing.

        13. Nothing contained in this Agreement shall in any way impair or affect the lien created by the Deed of Trust or modify the terms thereof. By executing and delivering this Agreement, Beneficiary shall not be deemed to have (i) waived any default under the Deed of Trust, (ii) modified the Deed of Trust in any manner, or (iii) except as expressly provided in Section 5, waived any rights or remedies it possesses under the Deed of Trust or otherwise.

        14. Tenant agrees and confirms that this Agreement satisfies any condition or requirement in the Lease or otherwise relating to the granting of a nondisturbance agreement, including, without limitation, the provisions of the Article of the Lease entitled "Subordination and Nondisturbance." Tenant further agrees that if there is any inconsistency between the terms and provisions hereof and the terms and provisions of the Lease relating to nondisturbance by Beneficiary, the terms and provisions hereof shall be controlling.

        15. Tenant acknowledges that it has notice that the Lease and the rent and all other sums due thereunder have been assigned by Landlord to Beneficiary. If Beneficiary notifies Tenant of Beneficiary's election under the Deed of Trust or any other loan document to collect rent and all other sums due under the Lease, and demands that Tenant pays same to Beneficiary (a "REDIRECTION NOTICE"), Tenant agrees that it will honor such Redirection Notice and pay its rent and all other sums due under the Lease directly to Beneficiary or as directed by Beneficiary, notwithstanding any contrary claims, directions, or instructions by Landlord.

        16. Notwithstanding anything to the contrary in the Lease, the Lease is hereby modified as follows as it relates to the Letter of Credit:

                        A. An "ACCEPTABLE ISSUER" means a commercial bank:
(a) that has an office in San Francisco, California, or New York, New York, at which the Letter of Credit may be presented for payment; (b) whose commercial paper is rated P-1 or better by Moody's (or, if Moody's does not rate such issuer's commercial paper, then an equivalent rating from Standard & Poor's, Duff & Phelps, or Fitch); and (c) that is otherwise reasonably satisfactory to Beneficiary and Landlord.

                        B. An "ACCEPTABLE LETTER OF CREDIT" means a Letter of Credit that: (a) provides that it may be drawn upon by Beneficiary; (b) provides that Beneficiary may assign it to any assignee of the Loan, all without charge to the assignor; (c) is issued by an Acceptable Issuer; (d) is otherwise reasonably satisfactory to Beneficiary in all respects; and (e) otherwise fully complies with the Lease.

                        C. Any Letter of Credit must at all times be an Acceptable Letter of Credit. Beneficiary may draw upon the Letter of Credit if both of the following occur: (1) the issuer of the Letter of Credit ceases to be an Acceptable Issuer for any reason; and (2) Beneficiary has not received a replacement Acceptable Letter of Credit within 30 days after the occurrence of "1." Beneficiary shall hold the drawn funds in an interest-bearing account at a bank satisfactory to Beneficiary in all respects. Beneficiary shall notify Landlord and Tenant of the bank and bank account where such proceeds are held. Interest shall be released periodically to Tenant and reported as Tenant's income. Tenant shall deliver a "W-9" form with respect to such interest and if Tenant fails to do so, then the funds shall be held in a non-interest-bearing account. If Beneficiary thereafter receives an Acceptable Letter of Credit, then Beneficiary shall return the proceeds of the original Letter of Credit and all interest accrued thereon (to the extent not previously released) to Tenant.

                        D. To the extent that the Lease permits or requires Tenant to deliver to Landlord any extension, amendment, or replacement for the Letter of Credit, or documentation to restore the amount of the Letter of Credit after the Letter of Credit has been drawn, or permits Tenant to deliver any document reducing the amount of the Letter of Credit (any of the foregoing, an "LC MODIFICATION"), Tenant shall deliver such LC Modification to Beneficiary (and simultaneously provide a copy of such LC Modification to Landlord), when and as Tenant is required to deliver such LC Modification to Landlord under the Lease. Delivery of an LC Modification to Landlord shall not be sufficient. If Beneficiary has not received any LC Modification when and as Tenant is required to deliver it to Landlord under the Lease, then

Beneficiary may draw upon the entire Letter of Credit on Landlord's behalf, and hold the proceeds as the Security Deposit under the Lease in accordance with the terms of the Lease. Beneficiary shall not be bound by any LC Modification that reduces the amount of the Letter of Credit except for any such reduction expressly permitted by the Lease.

                        E. In addition to any right for Beneficiary to otherwise draw upon the Letter of Credit under this Agreement, to the extent, and only to the extent, that the Lease permits Landlord to draw upon the Letter of Credit and/or apply the proceeds of any draw of the Letter of Credit, Beneficiary may draw upon the Letter of Credit in place of Landlord, but only if an Event of Default has occurred under the Loan and Beneficiary, or a receiver acting on Beneficiary's behalf, has activated Beneficiary's assignment of rents or otherwise commenced to collect rents from the Mortgaged Premises.

                        F. Under any circumstances not otherwise expressly provided for in this Agreement, Beneficiary shall not draw upon the Letter of Credit unless Landlord directs Beneficiary to do so. If Beneficiary wrongfully draws upon the Letter of Credit when directed to do so by Landlord, then Tenant's sole claim shall be against Landlord, and Beneficiary shall have no liability to Tenant if Landlord was not entitled to make such drawing. If such drawing is proven to have been wrongful, then Beneficiary shall with reasonable promptness cooperate in releasing the proceeds thereof against a corresponding and simultaneous reinstatement of the amount of the Letter of Credit.

                        G. To the extent that the Lease allows Landlord to retain any proceeds of a draw under the Letter of Credit or to apply such proceeds against Tenant's obligations to Landlord, Beneficiary shall (as between Beneficiary and Landlord) be entitled to retain such proceeds, but Tenant shall be entitled to full credit for any such proceeds retained by Beneficiary, as if such proceeds were being retained by Landlord. Unless and until the Lease allows Landlord to retain any proceeds of a draw under the Letter of Credit or to apply such proceeds against Tenant's obligations to Landlord, neither the Letter of Credit nor any proceeds thereof shall be available with respect to Landlord's obligations to Beneficiary. (As between Landlord and Beneficiary, Beneficiary's application of any proceeds held by Beneficiary shall be governed by a separate written agreement between them.)

                        H. To the extent that the Lease requires Landlord to return the Letter of Credit to Tenant, Beneficiary shall be responsible to Tenant for returning the Letter of Credit to Tenant, provided that if Tenant is entitled to such return of the Letter of Credit because Tenant has delivered a replacement Letter of Credit, or a cash Security Deposit, then Beneficiary shall not be obligated to release the Letter of Credit unless and until Beneficiary has received such replacement Letter of Credit or cash Security Deposit and it complies with all the then requirements of the Lease. Notwithstanding the foregoing, if Tenant believes that Tenant is entitled to the return of the Letter of Credit, but Landlord disagrees and directs Beneficiary not to return the Letter of Credit to Tenant, then Beneficiary shall have no liability to Tenant, and Tenant shall resolve such dispute solely with Landlord.

                        I. If Beneficiary assigns the Deed of Trust, then Beneficiary shall assign the Letter of Credit to the same assignee, and cause such assignee to assume all obligations under this Agreement. If a Foreclosure occurs, then Beneficiary shall assign the Letter of Credit to Successor and cause Successor to assume Landlord's obligations relating to the Letter of Credit under the Lease. (If Successor fails or refuses to do so, then Beneficiary shall either continue to hold the Letter of Credit in accordance with this Agreement, or return it to Tenant.) Upon any such assignment and assumption (or upon Beneficiary's return of the Letter of Credit to Tenant), all rights and obligations of Beneficiary, including those relating to the Letter of Credit, shall terminate.

                        J. If Landlord has repaid the Loan in full in cash (including all sums secured by the Mortgage), then Beneficiary shall assign (at Tenant's expense) and deliver the undrawn portion of the Letter of Credit and any unapplied proceeds of the Letter of Credit (together, the "SECURITY") to Landlord (or as Landlord shall direct), who shall then be responsible for returning the Security to Tenant when and as required by the Lease. Upon such assignment and delivery of the Security, all liability of Beneficiary with respect to the Security shall terminate and Beneficiary shall have no responsibility for Landlord's (mis)application of the Security. As between Landlord and Tenant, in the event of any transfer of title or refinancing of the Mortgaged Premises, Landlord shall be responsible for causing the Security to be delivered to the replacement lender or cash purchaser of the Mortgaged Premises and shall provide Tenant with such evidence of such transfer as Tenant shall reasonably request. Notwithstanding anything to the contrary in the Lease, if Landlord fails to provide such evidence to Tenant within 30 days after Tenant's request, then Tenant may offset rent under the Lease until such time as Tenant has thereby offset an amount equal to the Security. If and when Landlord thereafter provides Tenant with reasonable evidence that the Security is being held by the new Landlord (or its lender in accordance with an Agreement in the form of this Agreement), Tenant shall pay Landlord the amount previously offset. This paragraph shall survive the termination of this Agreement.

        17. Tenant acknowledges that Landlord has designated Beneficiary (or Beneficiary's assignee of whom Tenant shall have received notice from Beneficiary) as a party that must be designated in Tenant's insurance policies (and certificates and other evidence thereof) as an additional insured (for liability insurance) or under a "lender's loss payable" endorsement (for property insurance).

        18. Tenant acknowledges that this Agreement constitutes the notice described in the Article of the Lease entitled "Notice to Mortgagee; Financial Statement," and that Tenant has notice of Beneficiary's address as contemplated by such Article of the Lease.

        19. Tenant shall provide Beneficiary with simultaneous copies of all notices given by Tenant to Landlord pursuant to the Section of the Lease relating to Tenant's Option to Extend. If Beneficiary notifies Tenant in writing that an Event of Default has occurred under the Loan, then Beneficiary may, at its option, participate in any arbitration proceeding under such Section, which participation may be to the exclusion of, and in place of, Landlord.

        20. All notices, demands or requests made pursuant to, under, or by virtue of this Agreement must be in writing and mailed to the party to whom the notice, demand or request is being made by certified or registered mail, return receipt requested, at its address set forth above.

A copy of all notices to Beneficiary shall also be sent to Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York 10022-4802, Attention:
Brian Krisberg, Esq. A copy of all notices to Tenant shall also be sent to any one copy recipient, if any, as Tenant shall designate from time to time by notice under this paragraph. Any party may change the place that notices and demands are to be sent by written notice delivered in accordance with this Agreement. Beneficiary shall not be deemed to be on notice of the occurrence of the 19th Floor Term Commencement Date (and the related change of Tenant's address under the Lease) unless and until Landlord or Tenant shall have provided Beneficiary with written notice that the 19th Floor Term
Commencement Date has occurred. Beneficiary may rely on any such notice received from Landlord.

        21. This Agreement shall be governed by the laws of the State of California. If any term of this Agreement or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term to any person or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

        22. Each party shall execute and deliver, upon the request of the other, such documents and instruments (in recordable form, if requested) as may be necessary or appropriate to fully implement or to further evidence the understandings and agreements contained in this Agreement. This Agreement may be executed in any number of counterparts.

    [THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK; SIGNATURES
                  OF THE PARTIES HERETO FOLLOW HEREAFTER.]

     IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the Effective Date.

TENANT:                                     BENEFICIARY:
-------                                     ------------
XOOM.COM, INC.                              SALOMON BROTHERS REALTY
                                            CORP.

By: _______________________________         By: ________________________________
    Name:  ________________________             Name: __________________________
    Title: ________________________             Title: Authorized Representative


By: _______________________________
    Name:
    Title: ________________________

LANDLORD HEREBY AGREES TO AND CONSENTS TO THE FOREGOING AGREEMENT AND EXPRESSLY DIRECTS TENANT TO COMPLY WITH ANY REDIRECTION NOTICE GIVEN BY BENEFICIARY TO TENANT PURSUANT TO THE FOREGOING AGREEMENT, NOTWITHSTANDING ANY CONTRARY CLAIMS, DIRECTIONS, OR INSTRUCTIONS BY LANDLORD.

BY: LANDLORD
    --------

OAIC BUSH STREET, LLC


By: _______________________________
    Name:
    Its: __________________________


By: _______________________________
    Name:
    Its: __________________________

STATE OF NEW YORK   )
                    )ss.:
COUNTY OF NEW YORK  )


     On the ___ day of August, 1999, before me, the undersigned, personally appeared ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the foregoing instrument the entity upon behalf of which the person acted, executed such instrument.

     Witness my hand and official seal.


                                                      --------------------------
                                                      NOTARY PUBLIC


[Seal]




STATE OF CALIFORNIA      )
                         )ss.:
COUNTY OF SAN FRANCISCO  )


     On the ___ day of August, 1999, before me, the undersigned, personally appeared ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the foregoing instrument the entity upon behalf of which the person acted, executed such instrument.

     Witness my hand and official seal.


                                                      --------------------------
                                                      NOTARY PUBLIC


[Seal]

STATE OF FLORIDA            )
                            )ss.:
COUNTY OF ________________  )


     On the ___ day of August, 1999, before me, the undersigned, personally appeared ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the foregoing instrument the entity upon behalf of which the person acted, executed such instrument.

     Witness my hand and official seal.


                                                      --------------------------
                                                      NOTARY PUBLIC


[Seal]

                                  EXHIBIT "A"
                       Description of Mortgaged Premises

                                  SCHEDULE 1

                                225 BUSH STREET
                                    OPTIONS


SUITE                                  --RENT DATES--     NOTICE DATE                                EXTENSION
NO.    TENANT NAME                        EXPIRE          EXTENSION           EXTENSION              COMMENTS
-------------------------------------------------------------------------------------------------------------------
   100 STAPLES
   120 NEW TENANT
   130 NEW TENANT
   140 NEW TENANT
   150 NEW TENANT
   160 NEW TENANT

-----------------------------------------------------------------------------------------------------------------------------------

       Mezzanine East - See Ste 100


-----------------------------------------------------------------------------------------------------------------------------------
                                                          5/8/2007-
   200 IKON                            05/08/08           8/8/2007           05/08/13                5 yr @ FMV w/9-12 Mos notice
-----------------------------------------------------------------------------------------------------------------------------------

   300 GEIGER INTERNATIONAL            09/30/01







   311 DILLINGHAM AND MURPHY           03/24/00
                                      Automatic 6
                                      Mo Renewal

   330 NEXT GENERATION                 11/26/03






                                                          10/31/2001-
   339 MCI METRO ACCESS TRAN           08/30/02           12/31/2001          6/30/07                5 yr @ FMV w/6-8 Mos notice
   340 URBAN DATA TECHNOLOGY           11/30/01
   350 EVERY CHILD CAN LEARN           11/30/01
   353 K-III DIRECTORY CORP            04/30/02
   360 METRO COPY                      07/13/01
       CONSULTANTS IN
   370 ENGINEERING                     02/28/02
                                                           9/30/2000-                                5 yr @ 95% FMV w/9-12 Mos
   380 INTERNEX INFORMATION            09/30/01           12/31/2000          9/30/08                notice

-----------------------------------------------------------------------------------------------------------------------------------

  400 CHEVRON (HAMBRECHT)              06/30/00
                                                          12/31/02-
  400 HAMBRECHT & QUIST                12/31/03            3/31/03           12/31/08                5 yr @ FMV w/9-12 Mos notice
-----------------------------------------------------------------------------------------------------------------------------------

                                                          3/31/2012-
  500 SAN FRANCISCO FOUNDATION         03/31/13           6/31/2012           3/31/18                5 yr @ FMV w/9-12 Mos notice







-----------------------------------------------------------------------------------------------------------------------------------






  600 DILLINGHAM & MURPHY              07/31/07

-----------------------------------------------------------------------------------------------------------------------------------
                                                          7/31/2001-
  700 SF NEIGHBORHOOD LEGAL            10/31/02           10/31/2001         10/31/07                5 yr @ FMV w/12-15 Mos notice



  770 BLDG OFFICE
  780 MOK, SHEN & COMPANY              05/31/01







  790 DILLINGHAM & MURPHY              07/31/02
-----------------------------------------------------------------------------------------------------------------------------------

  800 NEW TENANT
-----------------------------------------------------------------------------------------------------------------------------------

  900 NEW TENANT
-----------------------------------------------------------------------------------------------------------------------------------

                                                          1/31/2008-
 1000 DEGENKOLB ENGINEERS              01/31/07           3/31/2008            1/31/13               5 yr @ FMV w/9-12 Mos notice
-----------------------------------------------------------------------------------------------------------------------------------

                                                          9/30/2008-
 1100 SMP                              09/30/08           3/31/2008            9/30/13               5 yr @ FMV w/6-12 Mos notice
-----------------------------------------------------------------------------------------------------------------------------------

 1200 NEW TENANT

-----------------------------------------------------------------------------------------------------------------------------------

 1300 NEW TENANT

-----------------------------------------------------------------------------------------------------------------------------------

 1401 BECHTEL                          11/30/01
 1402 BECHTEL                          11/30/01
 1470 APPLIED BUSINESS TECH            07/31/01
 1470 BECHTEL                          11/30/01
                                                          07/31/05-
 1439 STEVEN ISAACS, CPA               07/31/03           10/31/05           07/31/06                3 yr @ FMV w/9-12 Mos notice
 1453 NATURE AMERICA &                 01/09/08



 1480 APPLIED BUSINESS TECH            07/31/01

                                                          6/30/01-
 1480 JEWISH COMMUNITY                 06/30/02           9/30/01              6/30/07               5 yr @ FMV w/9-12 Mos notice
-----------------------------------------------------------------------------------------------------------------------------------

                                                          6/30/2007-
 1500 PRUESS WALKER                    06/30/08           9/30/2007            6/30/13               5 yr @ FMV w/9-12 Mos notice
-----------------------------------------------------------------------------------------------------------------------------------

                                                          4/31/03-                                   5 yr @ 95% FMV w/9-12 Mos
 1600 REGENT BUSINESS CENTER           07/31/04           10/31/03             7/31/09               notice
-----------------------------------------------------------------------------------------------------------------------------------

                                                          8/14/2008-
 1700 ENVIRONMENTAL SCIENCE            08/14/07           11/13/2008           8/14/12               5 yr @ FMV w/9-12 Mos notice

 1770 ZEVNIK HORTON                    07/31/03
-----------------------------------------------------------------------------------------------------------------------------------

                                                          8/7/2003-
 1800 AMERICAN ARBITRATION             08/07/04           11/7/2003            6/7/07                3 yr @ FMV w/9-12 Mos notice
-----------------------------------------------------------------------------------------------------------------------------------


 1900 NEW TENANT
-----------------------------------------------------------------------------------------------------------------------------------


 2000 NEW TENANT
-----------------------------------------------------------------------------------------------------------------------------------


 2100 NEW TENANT
-----------------------------------------------------------------------------------------------------------------------------------


 2200 NEW TENANT
-----------------------------------------------------------------------------------------------------------------------------------
                                       Total
-----------------------------------------------------------------------------------------------------------------------------------



SUITE                                               TERMINATION                             EXPANSION                     1ST RIGHTS
NO.    TENANT NAME                  TERMINATION     COMMENTS                    EXPANSION   COMMENTS         1ST RIGHTS   COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
   100 STAPLES
   120 NEW TENANT
   130 NEW TENANT
   140 NEW TENANT
   150 NEW TENANT
   160 NEW TENANT

------------------------------------------------------------------------------------------------------------------------------------

       Mezzanine East - See Ste 100


------------------------------------------------------------------------------------------------------------------------------------

   200 IKON
------------------------------------------------------------------------------------------------------------------------------------

   300 GEIGER INTERNATIONAL
                                                      TT must notify LL. TT to pay
                                                      $100,000 discounted for a
                                                      period of one year at the rate
                                                      equal to the interest payable
                                                      on a 10 year US Treasure Bill
                                                      as of 7/31/01. TT to vacate                  Must take 759 SF (6th floor
                                        8/1/01        7/31/02.                       1/1/00         phone switch)
   311 DILLINGHAM AND MURPHY



   330 NEXT GENERATION                                 If services to space are
                                                       interrupted for 15 days
                                                       consecutively such that TT is
                                                       reasonably prevented from
                                                       serving its customers other
                                                       than the fault of Tenant, TT
                                                       may terminate lease.

   339 MCI METRO ACCESS TRAN
   340 URBAN DATA TECHNOLOGY
   350 EVERY CHILD CAN LEARN
   353 K-III DIRECTORY CORP
   360 METRO COPY
       CONSULTANTS IN
   370 ENGINERING
                                                                                                             N/A     Any Contiguous
   380 INTERNEX INFORMATION                                                                                          Space on 3

------------------------------------------------------------------------------------------------------------------------------------

  400 CHEVRON (HAMBRECHT)

  400 HAMBRECHT AND QUIST
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  500 SAN FRANSISCO FOUNDATION







------------------------------------------------------------------------------------------------------------------------------------
                                                      TT must notify LL. TT to pay
                                                      $100,000 discounted for a
                                                      period of one year at the rate
                                                      equal to the interest payable
                                                      on a 10 year US Treasure Bill
                                                      as of 7/31/01. TT to vacate                  Must take 759 SF (6th floor
  600 DILLINGHAM & MURPHY               8/1/01        7/31/02.                       1/1/00         phone switch)

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  700 SF NEIGHBORHOOD LEGAL



  770 BLDG OFFICE
  780 MOK, SHEN & COMPANY

                                                      TT must notify LL. TT to pay
                                                      $100,000 discounted for a
                                                      period of one year at the rate
                                                      equal to the interest payable
                                                      on a 10 year US Treasure Bill
                                                      as of 7/31/01. TT to vacate                  Must take 759 SF (6th floor
  790 DILLINGHAM & MURPHY               8/1/01        7/31/02.                       1/1/00         phone switch)
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  800 NEW TENTANT
------------------------------------------------------------------------------------------------------------------------------------

  900 NEW TENANT
------------------------------------------------------------------------------------------------------------------------------------


 1000 DEGENKOLB ENGINEERS
------------------------------------------------------------------------------------------------------------------------------------


 1100 SMP
------------------------------------------------------------------------------------------------------------------------------------

 1200 NEW TENANT

------------------------------------------------------------------------------------------------------------------------------------

 1300 NEW TENANT

------------------------------------------------------------------------------------------------------------------------------------

 1401 BECHTEL
 1402 BECHTEL
 1470 APPLIED BUSINESS TECH
 1470 BECHTEL                                           TT to give 180 days notice.
                                        7/31/01-7/31/03 TT to pay $8,334.
 1439 STEVEN ISAACS, CPA
 1453 NATURE AMERICA &



 1480 APPLIED BUSINESS TECH
                                                                                                    LL received bonified 3rd party
                                                                                                    off. LL to give to Jewish
 1480 JEWISH COMMUNITY                                                               Ste 1453       Community first.
------------------------------------------------------------------------------------------------------------------------------------


 1500 PRUSEE WALKER
------------------------------------------------------------------------------------------------------------------------------------


 1600 REGENT BUSINESS CENTER                                                                                       Entire 15th Floor
------------------------------------------------------------------------------------------------------------------------------------


 1700 ENVIRONMENTAL SCIENCE

 1770 ZEVNIK HORTON
------------------------------------------------------------------------------------------------------------------------------------


 1800 AMERICAN ARBITRATION
------------------------------------------------------------------------------------------------------------------------------------


 1900 NEW TENANT
------------------------------------------------------------------------------------------------------------------------------------


 2000 NEW TENANT
------------------------------------------------------------------------------------------------------------------------------------


 2100 NEW TENANT
------------------------------------------------------------------------------------------------------------------------------------


 2200 NEW TENANT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                                   SCHEDULE 4

                  ADDITIONAL MONTHLY DISBURSEMENT REQUIREMENTS

1.       General Contractors Sworn Statement  (Standard AIA format).
         This statement should cover all the work for which funds have been disbursed to date, paid or to be paid in conjunction with this request.

2.       Owners Sworn Statement (Standard AIA format).
         This statement should cover all the work for which funds have been disbursed to date, paid or to be paid in conjunction with this request.

3. Fully executed AIA G702 application for payment form, which is to be signed by the general contractor, the architect/engineer, and the Tenant.

4. Detailed construction and or project budget showing the original budget amount, any reallocations, the new budget amount, total funds disbursed to date, the current disbursement request and the balance required to finish the project on a line item basis.

5. Change Order requests outlining the changes to be made to the construction budget along with supporting documentation. These requests are not to be incorporated into the current draw request. They are a separate package to be sent for the approval of Landlord.

6. General contractor's and subcontractors unconditional lien waivers for all prior disbursements and their conditional waivers for the payment currently requested.

7. Invoices to substantiate the full amount of funds being requested. Please note that purchase orders must be accompanied by an invoice. They are not payable on their own.